UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
iShares Municipal Bond Index Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 – Reports to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock FundsSM

• iShares Municipal Bond Index Fund

• iShares Short-Term TIPS Bond Index Fund

BlackRock Index Funds, Inc.

• iShares MSCI EAFE International Index Fund

• iShares Russell 2000 Small-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large-and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2021	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofA US Municipal Securities Index (the “Underlying Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund’s Institutional Shares returned 1.54%, Investor A Shares returned 1.28%, Investor P Shares returned 1.29%, and Class K Shares returned 1.58%. The Fund’s benchmark, the ICE BofA US Municipal Securities Index, returned 1.83% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark indexes based on individual share-class expenses.

Describe the market environment.

The global markets in 2021 began the process of recovery from the COVID-19 pandemic and geopolitical uncertainty. The year started with a positive tone for risk assets as vaccines were rolled out and signs of recovery emerged. The reopening of the economy, continued government stimulus and a dovish Fed contributed to a risk-on environment in the first half of the year. The Fed maintained its exceptionally accommodative stance through most of 2021 as the economy continued to recover with minor setbacks due to the COVID-19 Delta and, more recently, the COVID-19 Omicron variant. The U.S. unemployment rate trended downward throughout the year, beginning at 6.4% in January and ending the year at 3.9%.

As the economy showed continued signs of recovery and inflation remained elevated, the Fed began tapering its asset purchases in November 2021. The final Federal Open Market Committee (“FOMC”) meeting of the year, held in December 2021, announced a doubling in the pace of tapering. At the new pace, the Fund will wrap up its asset purchases in the middle of March 2022, and the expectation is that fed funds rate hikes will follow shortly thereafter. This was reflected in the December Summary of Economic Projections and “dot plot” that showed that FOMC participants anticipate that three increases in the Fed’s benchmark overnight lending rate will be appropriate in 2022. The 10-year U.S. Treasury yield rose by 59 basis points (0.59%) to 1.52% at year end.

Municipal bonds outperformed comparable-maturity U.S. Treasuries for the year on strong credit fundamentals and as U.S. Treasury yields were more directly impacted by the prospect of Fed tightening.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remained positioned to attempt to match the risk characteristics of the Underlying Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	iShares Municipal Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including administration fees, if any. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

An index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

Performance

			Average Annual Total Returns(a)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	0.79%	0.78%	1.54%	N/A	3.79%	N/A	3.21%	N/A
Investor A	0.53	0.50	1.28	N/A	3.62	N/A	3.13	N/A
Investor P	0.52	0.52	1.29	(2.77)%	3.62	2.78%	3.12	2.70%
Class K	0.83	0.77	1.58	N/A	3.81	N/A	3.22	N/A
ICE BofA US Municipal Securities Index	—	—	1.83	N/A	4.23	N/A	3.88	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(07/01/21)	(12/31/21)	the Period	(b)	(07/01/21)	(12/31/21)	the Period	(b)	Ratio

Institutional	$ 1,000.00	$ 1,003.20	$ 1.21		$ 1,000.00	$ 1,024.00	$ 1.22		0.24%
Investor A	1,000.00	1,001.90	2.52		1,000.00	1,022.68	2.55		0.50
Investor P	1,000.00	1,001.90	2.47		1,000.00	1,022.74	2.50		0.49
Class K	1,000.00	1,003.40	1.01		1,000.00	1,024.20	1.02		0.20

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2021 (continued)	iShares Municipal Bond Index Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

State	31%

Transportation	26

County/City/Special District/School District	16

Utilities	16

Health	6

Education	4

Tobacco	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	8%

2023	9

2024	8

2025	11

2026	16

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	21%

AA/Aa	55

A	17

BBB/Baa	6

N/R(e)	1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund’s Institutional Shares returned 5.18%, Investor A Shares returned 4.89%, and Class K Shares returned 5.19%. The Fund’s benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L), the (“Underlying Index”), returned 5.34% for the same period.

On December 31, 2021, Bloomberg priced the Fund’s benchmark index at 1 pm EST while BlackRock funds priced at 4 pm EST. This event caused some pricing noise and underperformance across both the index and active books, including the iShares Short Term TIPS Index Fund, when looking at the official return. This effect was offset on January 3, 2022 as the benchmark reverted to 4 pm EST pricing.

What factors influenced performance?

Prices for Treasury inflation-protected securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal U.S. Treasury yields. For the 12-month period, the Bloomberg US TIPS Index posted a return of 5.96% while the Fund’s benchmark, the Bloomberg U.S. TIPS 0-5 Years Index, returned 5.34%, with returns for both indexes limited by rising longer-term nominal U.S. Treasury yields.

The global markets in 2021 began the process of recovery from the COVID-19 pandemic and geopolitical uncertainty. The year started with a positive tone for risk assets as vaccines were rolled out and signs of recovery emerged. The reopening of the economy, continued government stimulus and a dovish Fed contributed to a risk-on environment in the first half of the year. The Fed maintained its exceptionally accommodative stance through most of 2021 as the economy continued to recover with minor setbacks due to the COVID-19 Delta variant and, more recently, the COVID-19 Omicron variant. The U.S. unemployment rate trended downward throughout the year, beginning at 6.4% in January and ending the year at 3.9%.

As the economy showed continued signs of recovery and inflation remained elevated, the Fed began tapering its asset purchases in November 2021. The final Federal Open Market Committee (“FOMC”) meeting of the year, held in December 2021, announced a doubling in the pace of tapering. At the new pace, the Fund will wrap up its asset purchases in the middle of March 2022, and the expectation is that fed funds rate hikes will follow shortly thereafter. This was reflected in the December Summary of Economic Projections and “dot plot” that showed that FOMC participants anticipate that three increases in the Fed’s benchmark overnight lending rate will be appropriate in 2022. The 10-year U.S. Treasury yield rose by 59 basis points (0.59%) over the 12 months to 1.52% at year end.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Underlying Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2021 (continued)	iShares Short-Term TIPS Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on February 16, 2016.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(c)

Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (formerly Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L), an index that measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	Since Inception	(b)

Institutional	5.18%	3.21%	3.16%
Investor A	4.89	2.96	2.89
Class K	5.19	3.23	3.18
Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)	5.34	3.32	3.28

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on February 16, 2016.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,024.00	$ 0.36		$ 1,000.00	$ 1,024.85	$ 0.36		0.07%
Investor A	1,000.00	1,022.60	1.84		1,000.00	1,023.39	1.84		0.36
Class K	1,000.00	1,024.10	0.31		1,000.00	1,024.90	0.31		0.06

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	iShares Short-Term TIPS Bond Index Fund

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments	(a)

0-1 Year	13%

1-2 Years	21

2-3 Years	21

3-4 Years	26

4-5 Years	19

(a)	Exclude short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments

U.S. Treasury Inflation Protected Security, 0.13%, 01/15/2023	8%

U.S. Treasury Inflation Protected Security, 0.13%, 10/15/2025	7

U.S. Treasury Inflation Protected Security, 0.38%, 07/15/2023	7

U.S. Treasury Inflation Protected Security, 0.25%, 01/15/2025	6

U.S. Treasury Inflation Protected Security, 0.38%, 07/15/2025	6

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2021	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund’s Institutional Shares returned 11.28%, Investor A Shares returned 11.01%, Investor P Shares returned 11.05%, and Class K Shares returned 11.33%. The MSCI EAFE Index returned 11.26% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

The vaccination rollout in developed markets during the first quarter of 2021 boosted optimism for a global economic recovery. However, the reappearance of high numbers of daily COVID-19 cases across Europe weighed down on the general sentiment, especially as social restrictions were tightened again across Europe.

After a relatively slow start in the second quarter of 2021, the vaccination rate across developed markets picked up, leading to more economic activities restarting. The prospect for strong growth, signaled by strong economic data, also boosted European equities over the quarter. Strong corporate earnings in Europe supported market performance as companies benefited from a combination of demand recovery and supply constraints. Services increased over the quarter, as the ease of COVID-19 restrictions helped fuel higher demand. However, despite the improving economic outlook, the European Central Bank policy makers signaled that it was still too soon to withdraw stimulus measures, while despite the Bank of England announcing its plans to slow its quantitative easing program.

In Japan, the consistent increase in COVID-19 cases led the government to extend the state of emergency until June 20, 2021. While market performance was initially weighed down by the slow vaccination campaign, the market began to rally in the second quarter of 2021 as the government rolled out mass vaccination efforts throughout the country. The Japanese equity market started to recover by the end of May, but investors’ concerns over the low vaccination rate persisted, resulting in slight negative performance for the quarter.

In the third quarter of 2021, the COVID-19 pandemic continued to have a negative impact on economic recovery, but to a lesser degree in developed countries as vaccination rates increased. However, concerns regarding inflation, supply chain disruption, and rising energy prices hindered developed markets’ performance.

In Europe, strong earnings reports and easing of restrictions boosted market performance, and many economies began to recover in the first two months of the third quarter. However, an increase in energy prices due to energy shortages, along with concerns of inflation and supply chain disruption, hindered market performance and gross domestic product growth.

In Asia, the concerns regarding the debt crisis of the Chinese property developer Evergrande dampened market performance, especially in Hong Kong. The Japanese market continued its recovery throughout the third quarter of 2021 despite the state of emergency implemented in Tokyo. Japanese equities were supported by strong earnings reports and increased hopes of stimulus and economic reopening, as COVID-19 cases declined.

During the fourth quarter of 2021, developed non-U.S. equity markets posted a gain in October on the back of strong corporate earnings reports and robust economic data. However, the emergence of the new COVID-19 Omicron variant dampened markets performance in November and put pressure on central banks as they faced rising inflation rates on the back of supply chain disruptions. In December, markets rebounded as the new variant was reported to be less severe than expected despite higher transmissibility.

In Europe, the market recovered in December 2021 after concerns regarding the Omicron variant were lessened. The European Central Bank committed to end the emergency bond buying program in March 2022 but promised to keep low borrowing costs over 2022 and to keep the door open for restarting emergency support in the event of turbulence. On the other hand, the Bank of England raised the policy interest rate in December from 0.10% to 0.25%, signaling that inflation risk outweighed the disruptions risk of the Omicron variant.

Asian developed markets finished the fourth quarter of 2021 in negative territory. The uncertainty of the impact of the Omicron variant and higher commodity prices weighed down on the performance of Asian markets. Japanese equities were the worst performer on the back of a weakened yen and renewed ambiguity regarding new mobility restrictions.

In the fourth quarter of 2021, from a sector perspective within the MSCI EAFE Index, materials (+8.80%), consumer staples (+6.96%) and real estate (+6.29%) were among the best performers. Communication services (-7.68%), energy (-7.37%), and financials (+2.08%) were among the worst performers.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	iShares MSCI EAFE International Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	11.28%	N/A	9.70%	N/A	7.96%	N/A
Investor A	11.01	N/A	9.40	N/A	7.68	N/A
Investor P	11.05	5.22%	9.42	8.25%	7.69	7.11%
Class K	11.33	N/A	9.74	N/A	8.00	N/A
MSCI EAFE Index	11.26	N/A	9.55	N/A	8.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(07/01/21)	(12/31/21)	the Period	(b)	(07/01/21)	(12/31/21)	the Period	(b)	Ratio

Institutional	$ 1,000.00	$ 1,021.60	$ 0.46		$ 1,000.00	$ 1,024.75	$ 0.46		0.09%
Investor A	1,000.00	1,020.50	1.73		1,000.00	1,023.49	1.73		0.34
Investor P	1,000.00	1,020.60	1.73		1,000.00	1,023.49	1.73		0.34
Class K	1,000.00	1,021.50	0.20		1,000.00	1,025.00	0.20		0.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2021 (continued)	iShares MSCI EAFE International Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Nestle SA, Registered Shares	2%
ASML Holding NV	2
Roche Holding AG	2
LVMH Moet Hennessy Louis Vuitton SE	1
Toyota Motor Corp.	1
Novartis AG, Registered Shares	1
Novo Nordisk A/S, Class B	1
AstraZeneca PLC	1
Sony Group Corp.	1
SAP SE	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	22%
United Kingdom	13
France	11
Switzerland	11
Germany	9
Australia	7
Netherlands	6
Sweden	4
Denmark	3
Hong Kong	2
Spain	2
Italy	2
Finland	1
Singapore	1
Ireland	1
Belgium	1
Israel	1
Norway	1
United States	1
Other#	—	(a)
Other Assets Less Liabilities	1

(a)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund’s Institutional Shares returned 14.73%, Investor A Shares returned 14.38%, Investor P Shares returned 14,42%, and Class K Shares returned 14.78%. The Russell 2000® Index returned 14.82% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

In the first quarter of 2021, following the strong end to 2020, favorable conditions continued with signs of a sooner-than-expected economic activity restart. Monetary conditions remained supportive, as the Fed signaled a continuing environment of low interest rates. With both the Senate and Congress passing a new $1.9 trillion stimulus package, and the United States starting to lead in the vaccine rollout, optimism continued to rise for strong economic growth in the first quarter. Despite the heightened volatility at the beginning of the quarter related to retail trading activity, the positive news about the stimulus package and the potential infrastructure bill soothed the market and supported a positive return over the first quarter.

The U.S. equity market rallied in the second quarter of 2021 as the vaccination campaign continued to accelerate, and as more signs started to emerge for a sooner-than-expected economic activity restart. The U.S. Consumer Price Index increased by more than 4% (one-year as of April 2021), which raised questions on whether this surge was sparked by temporary factors at play. However, the inflation concerns and the Fed’s cautious optimism about the recovery muted the market rally in May. In June, the U.S. equity market extended its rally, supported by the prospect of more fiscal stimulus, as President Biden reached a bipartisan $1 trillion agreement for infrastructure spending.

In the third quarter of 2021, U.S. equities continued climbing in August on the back of strong economic data and quarterly earnings reports. The positive return in markets came despite the increase in COVID-19 Delta variant cases in the United States. The Fed announcement in August was in line with expectations, as Fed Chair Jerome Powell suggested that tapering may start before year end during his Jackson Hole speech.

The positive sentiment of July and August was offset in September amid concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer, Evergrande. Concerns that higher inflation and supply chain issues would last longer than expected also weighed down on the market. Lastly, the continuing disagreement in Washington D.C. regarding the debt ceiling and the infrastructure bill dampened U.S. equity performance. However, Congress passed a bill, toward the end of the third quarter, extending government funding until December 3, 2021.

Following a strong earnings season in the fourth quarter of 2021 that boosted the positive sentiment early in the quarter, the emergence of the new COVID-19 Omicron variant and the concerns about higher inflation rates weighed down on U.S. market performance in November. However, preliminary data showed that the coronavirus vaccine was effective against the Omicron variant, and the Fed shared more clarity on next year’s policy path, leading to strong positive returns to end the fourth quarter. The falling unemployment rate and the $550 billion bipartisan infrastructure bill signed by President Biden supported market performance over the fourth quarter.

The Fed’s stance on monetary policy was at the forefront of market discussions over the fourth quarter of 2021. Fed Chair Jerome Powell conceded that inflation had been far stickier than initially anticipated. These inflation pressures have been exacerbated as consumer demand continued to increase with supply chain bottlenecks and labor shortages. The Fed brought forward the dates of tapering to Spring 2022.

In the fourth quarter of 2021, from a sector perspective within the Russell 2000® Index, utilities (+10.87%), real estate (+8.44%) and industrials (+7.71%) were among the best performers, while communication services (-9.99%), health care (-9.58%), and energy (-3.16%) were among the worst performers.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

The Series had slightly elevated cash positions at times during the period, which had no material impact on Fund performance.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2021 (continued)	iShares Russell 2000 Small-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000® Index.

(c)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	14.73%	N/A	12.00%	N/A	13.21%	N/A
Investor A	14.38	N/A	11.72	N/A	12.94	N/A
Investor P	14.42	8.41%	11.72	10.52%	12.93	12.32%
Class K	14.78	N/A	12.06	N/A	13.28	N/A
Russell 2000® Index	14.82	N/A	12.02	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(07/01/21)	(12/31/21)	the Period	(b)	(07/01/21)	(12/31/21)	the Period	(b)	Ratio

Institutional	$ 1,000.00	$ 976.90	$ 0.60		$ 1,000.00	$ 1,024.60	$ 0.61		0.12%
Investor A	1,000.00	975.10	1.84		1,000.00	1,023.34	1.89		0.37
Investor P	1,000.00	975.30	1.84		1,000.00	1,023.34	1.89		0.37
Class K	1,000.00	977.10	0.30		1,000.00	1,024.90	0.31		0.06

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

On November 19, 2018, the iShares Municipal Bond Index Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares performance of iShares Municipal Bond Index Fund shown prior to the Institutional and Class K Shares inception date of November 19, 2018 is that of Investor A Shares, which reflect the performance of Premier Shares of the Predecessor Fund. The performance of iShares Municipal Bond Index Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional Shares, Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance of iShares Municipal Bond Index Fund shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Investor P Shares (available in iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund’s distributor to offer such shares. Investor P Share performance of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Investor P Shares (available in iShares Municipal Bond Index Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

A B O U T F U N D P E R F O R M A N C E	15

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.5%

State — 0.2%
Alabama Public School and College Authority, Refunding RB, Series A, 4.00%, 11/01/38	$395	$476,015

Transportation — 0.3%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Series B, 5.00%, 09/01/24(a)	900	1,010,363

Total Municipal Bonds in Alabama		1,486,378

Arizona — 1.7%

County/City/Special District/School District — 0.2%
City of Phoenix, Refunding GO, 5.00%, 07/01/24	650	723,944

Health — 0.3%
Arizona Health Facilities Authority, Refunding RB, Series A, 4.00%, 01/01/23(b)	1,000	1,000,000

Transportation — 0.3%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB, Sub-Series A, 5.00%, 07/01/22(b)	1,000	1,023,654

Utilities — 0.9%
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 01/01/34	2,480	2,975,039

Total Municipal Bonds in Arizona		5,722,637

California — 21.0%

County/City/Special District/School District — 4.4%
Coast Community College District, Refunding GO, Series A, 4.00%, 08/01/23(b)	1,000	1,059,347
Contra Costa Community College District, GO, Series A, 4.00%, 08/01/39	1,000	1,083,398
El Camino Community College District Foundation, GO, CAB, Series C, 0.00%, 08/01/38(c)	680	472,787
Fremont Union High School District, Refunding GO, Series A, 5.00%, 08/01/44	1,350	1,643,627
Los Angeles Community College District, Refunding GO, Series A, 5.00%, 08/01/24(b)	1,000	1,118,720
Los Angeles County Facilities Inc., RB, Series A, 4.00%, 12/01/48	1,000	1,159,709
Los Angeles Unified School District, GO, Series B-1, 5.00%, 07/01/33	1,500	1,850,002
Sacramento City Financing Authority, Refunding RB, Series E, (AMBAC), 5.25%, 12/01/30	250	322,127
San Diego Community College District, Refunding GO, 4.00%, 08/01/26(b)	500	578,563
San Diego Unified School District, GO
Series I, 5.00%, 07/01/41	1,000	1,214,390
Series I, 5.00%, 07/01/47	2,075	2,503,820
Series L, 4.00%, 07/01/49	1,000	1,176,095
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/51(c)	350	168,378

		14,350,963

Education — 2.3%
California Educational Facilities Authority, RB, Series U-6, 5.00%, 05/01/45	1,260	1,957,899
California State University, Refunding RB Series A, 4.00%, 11/01/35	500	564,380

Security	Par (000)	Value

Education (continued)
California State University, Refunding RB (continued)
Series A, 4.00%, 11/01/38	$500	$562,680
Series A, 5.00%, 11/01/43	540	625,750
Series A, 5.00%, 11/01/48	1,030	1,275,615
University of California, Refunding RB
Series AR, 5.00%, 05/15/41	605	712,986
Series AY, 5.00%, 05/15/32	500	610,211
Series AY, 5.00%, 05/15/36	1,000	1,216,313

		7,525,834

Health — 1.1%
California Health Facilities Financing Authority Refunding RB, 5.00%, 08/15/51	1,000	1,284,424
California Health Facilities Financing Authority, RB, Series A, 5.00%, 11/15/48	1,950	2,377,871

		3,662,295

State — 5.8%
California State Public Works Board, RB, Series A, 5.00%, 03/01/38	1,000	1,050,563
California State Public Works Board, Refunding RB
Series B, 5.00%, 10/01/26	250	300,588
Series C, 4.00%, 11/01/32	500	574,416
Series C, 5.00%, 11/01/34	685	818,475
State of California, GO, 5.00%, 03/01/45	1,000	1,123,816
State of California, Refunding GO
5.00%, 10/01/24	475	534,826
5.00%, 10/01/25	1,000	1,166,631
5.00%, 08/01/26	540	626,800
5.00%, 08/01/27	1,000	1,198,265
5.00%, 08/01/31	1,000	1,188,301
5.00%, 09/01/31	565	673,314
5.00%, 12/01/31	2,000	2,171,749
4.00%, 09/01/32	250	286,496
4.00%, 09/01/33	1,000	1,144,834
5.00%, 08/01/35	1,000	1,221,756
4.00%, 09/01/35	1,000	1,143,023
5.00%, 09/01/35	1,000	1,189,181
5.00%, 02/01/38	1,000	1,048,495
5.00%, 12/01/43	500	542,737
5.00%, 08/01/46	1,000	1,177,453

		19,181,719

Tobacco — 0.9%
Golden State Tobacco Securitization Corp., Refunding RB, Series A, (SAP), 5.00%, 06/01/25(b)	2,400	2,773,924

Transportation — 2.9%
Bay Area Toll Authority, RB, Series F-1, 4.00%, 04/01/56	1,000	1,145,682
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/38	500	577,548
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	600,019
City of Los Angeles Department of Airports, ARB, Sub- Series B, 5.00%, 05/15/42	1,500	1,817,035
City of Los Angeles Department of Airports, Refunding RB, Series B, 5.00%, 05/15/35	400	406,937
Foothill-Eastern Transportation Corridor Agency, Refunding RB, CAB(c)
Series A, (AGM), 0.00%, 01/15/36	500	370,605
Series A, (AGM), 0.00%, 01/15/37	1,000	720,232

F U N D S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Riverside County Transportation Commission Refunding RB, 4.00%, 06/01/37	$1,154	$1,387,701
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series E, 5.00%, 05/01/48	1,190	1,459,510
Series A, AMT, 4.00%, 05/01/49	1,000	1,135,947

		9,621,216

Utilities — 3.6%
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/35	1,305	1,560,650
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series B, 5.00%, 06/01/33	1,435	1,758,518
Los Angeles Department of Water & Power Power System Revenue, RB, Series D, 5.00%, 07/01/44	1,500	1,658,392
Los Angeles Department of Water & Power Power System Revenue, Refunding RB
Series A, 5.00%, 07/01/30	1,500	1,697,841
Series A, 5.00%, 07/01/37	1,000	1,229,098
Sacramento Municipal Utility District, RB, Series A, 5.00%, 08/15/41	575	615,106
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.00%, 08/01/43	500	619,312
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	1,500	1,539,955
State of California Department of Water Resources, Refunding RB, Series AW, 5.00%, 12/01/26(b)	1,000	1,214,843

		11,893,715

Total Municipal Bonds in California		69,009,666

Colorado — 1.9%

County/City/Special District/School District — 0.5%
City & County of Denver Colorado, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,656,099

Health — 0.3%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,000	1,227,991

State — 0.2%
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	572,015

Transportation — 0.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/35	1,000	1,230,694
E-470 Public Highway Authority, Refunding RB, Series A, 5.00%, 09/01/40	400	444,469

		1,675,163

Utilities — 0.4%
Board of Water Commissioners City & County of Denver, RB, Series A, 4.00%, 12/15/26	1,230	1,233,434

Total Municipal Bonds in Colorado		6,364,702

Connecticut — 2.2%

Health — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,000	1,171,051

Security	Par (000)	Value

State — 1.8%
State of Connecticut Special Tax Revenue, RB
Series A, 5.00%, 09/01/24	$400	$447,917
Series A, 5.00%, 10/01/29	725	782,509
Series A, 4.00%, 05/01/36	1,000	1,199,640
Series A, 4.00%, 09/01/36	430	484,470
State of Connecticut, GO
Series A, 5.00%, 10/15/23	850	920,433
Series A, 5.00%, 10/15/27	400	432,178
Series B, 5.00%, 06/15/28	400	459,928
Series B, 4.00%, 06/15/33	850	939,553
State of Connecticut, Refunding GO, Series B, 5.00%, 05/15/25	250	287,399

		5,954,027

Total Municipal Bonds in Connecticut		7,125,078

District of Columbia — 2.5%

State — 0.5%
District of Columbia, GO
Series D, 5.00%, 06/01/26	500	596,732
Series D, 4.00%, 06/01/34	1,000	1,159,649

		1,756,381

Transportation — 1.1%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding RB, Series A, AMT, 4.00%, 10/01/51	1,500	1,754,253
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 07/15/45	1,500	1,773,838

		3,528,091

Utilities — 0.9%
District of Columbia Water & Sewer Authority, Refunding RB
Sub-Series A, 5.00%, 10/01/45	1,510	1,743,355
Series C, Sub-Lien, 5.00%, 10/01/44	1,000	1,111,704

		2,855,059

Total Municipal Bonds in District of Columbia		8,139,531

Florida — 2.7%

County/City/Special District/School District — 0.7%
County of Miami-Dade Florida Transit System, RB, Series A, 4.00%, 07/01/50	1,500	1,743,718
School Board of Miami-Dade County, Refunding COP, Series D, 5.00%, 02/01/27	500	585,233

		2,328,951

State — 0.3%
State of Florida, Refunding GO, Series A, 5.00%, 07/01/25	1,000	1,157,363

Transportation — 1.7%
Central Florida Expressway Authority, Refunding RB, Series B, Senior Lien, 5.00%, 07/01/33	1,000	1,179,564
County of Broward Florida Airport System Revenue, Refunding ARB, Series Q-1, 5.00%, 10/01/22(b)	1,000	1,036,039
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/54	850	1,035,460

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Miami-Dade County Expressway Authority, Refunding RB, Series B, 5.00%, 07/01/25	$1,000	$1,111,119
State of Florida Department of Transportation Turnpike System Revenue, RB, Series A, 4.00%, 07/01/48	1,000	1,147,899

		5,510,081

Total Municipal Bonds in Florida		8,996,395

Georgia — 2.0%

County/City/Special District/School District — 0.5%
Gwinnett County School District, GO, 5.00%, 02/01/40	400	502,901
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,185,998

		1,688,899

State — 0.9%
State of Georgia, GO, Series A, 5.00%, 02/01/29	650	765,340
State of Georgia, Refunding GO, Series C, 5.00%, 07/01/28	1,710	2,105,850

		2,871,190

Transportation — 0.4%
City of Atlanta Georgia Department of Aviation, Refunding RB, Series A, 5.00%, 07/01/29	1,000	1,286,939

Utilities — 0.2%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 05/01/25(b)	500	575,270

Total Municipal Bonds in Georgia		6,422,298

Hawaii — 0.2%

State — 0.2%
State of Hawaii, Refunding GO, Series A, 5.00%, 11/01/22(b)	500	519,905

Illinois — 3.9%

Health — 0.4%
Illinois Finance Authority, Refunding RB, 5.00%, 12/01/40	1,000	1,172,225

State — 2.1%
Metropolitan Pier & Exposition Authority, RB, (AGM), 0.00%, 06/15/46(c)	1,105	587,771
State of Illinois, GO
5.00%, 05/01/39	1,500	1,638,257
Series C, 5.00%, 11/01/29	1,000	1,201,304
Series D, 5.00%, 11/01/24	1,000	1,120,962
Series D, 5.00%, 11/01/26	500	593,305
State of Illinois, Refunding GO
5.00%, 02/01/22	500	501,802
Series A, 5.00%, 10/01/25	500	576,586
Series A, 5.00%, 10/01/28	500	615,790

		6,835,777

Transportation — 1.4%
Chicago O’Hare International Airport, ARB, Series E, Senior Lien, 5.00%, 01/01/24	410	447,340
Chicago O’Hare International Airport, Refunding ARB
Series B, Senior Lien, 4.00%, 01/01/44	1,000	1,145,308
Series B, Senior Lien, 5.00%, 01/01/48	1,000	1,216,465

Security	Par (000)	Value

Transportation (continued)
Chicago Transit Authority Capital Grant Receipts Revenue Refunding RB, 5.00%, 06/01/28	$190	$236,290
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/41	1,000	1,169,463
Illinois State Toll Highway Authority, Refunding RB
Series A, 5.00%, 01/01/25	100	113,285
Series A, 5.00%, 01/01/30	250	315,662

		4,643,813

Total Municipal Bonds in Illinois		12,651,815

Indiana — 0.0%

State — 0.0%
Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	100	113,406

Kansas — 0.7%

County/City/Special District/School District — 0.1%
University of Kansas Hospital Authority Refunding RB, 5.00%, 03/01/27(b)	155	187,942

Health — 0.1%
University of Kansas Hospital Authority Refunding RB, 5.00%, 03/01/47	425	504,665

Transportation — 0.5%
State of Kansas Department of Transportation, RB 5.00%, 09/01/27	1,000	1,160,073
5.00%, 09/01/34	500	578,098

		1,738,171

Total Municipal Bonds in Kansas		2,430,778

Louisiana(b) — 0.5%

County/City/Special District/School District — 0.3%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series C-1, 2nd Lien, 5.00%, 05/01/23	925	983,434

State — 0.2%
State of Louisiana, Refunding GO, Series C, 5.00%, 07/15/22	500	512,870

Total Municipal Bonds in Louisiana		1,496,304

Maryland — 1.0%

State — 0.7%
State of Maryland, GO
Series A, 5.00%, 03/15/28	450	564,780
Series A, 5.00%, 03/15/31	400	486,518
State of Maryland, Refunding GO, Series B, 5.00%, 08/01/25	1,000	1,161,515

		2,212,813

Transportation — 0.3%
State of Maryland Department of Transportation, ARB 4.00%, 12/15/28	405	433,718
4.00%, 11/01/29	695	762,734

		1,196,452

Total Municipal Bonds in Maryland		3,409,265

F U N D S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 3.3%

Education — 0.7%
Massachusetts Development Finance Agency, RB, Series P, 5.00%, 07/01/50	$500	$804,235
Massachusetts Development Finance Agency, Refunding RB, Series A, 4.00%, 07/15/36	1,000	1,142,300
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/24(b)	400	452,145

		2,398,680

Health — 0.4%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/34	1,000	1,228,428

State — 2.2%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 03/01/26	725	857,641
Series A, 5.00%, 01/01/48	1,000	1,221,462
Series C, 5.00%, 05/01/29	1,000	1,062,067
Series E, 4.00%, 04/01/46	530	583,463
Series F, 5.00%, 11/01/37	500	616,862
Series F, 5.00%, 11/01/42	1,000	1,231,581
Series G, 4.00%, 09/01/32	1,325	1,517,774

		7,090,850

Total Municipal Bonds in Massachusetts		10,717,958

Michigan — 1.0%

Education — 0.2%
University of Michigan, Refunding RB, 5.00%, 04/01/46	585	684,887

Health — 0.4%
Michigan Finance Authority, Refunding RB, Series A, 5.00%, 12/01/41	1,000	1,260,369

State — 0.4%
State of Michigan Trunk Line Revenue, RB, Series B, 5.00%, 11/15/45	1,000	1,288,253

Total Municipal Bonds in Michigan		3,233,509

Missouri — 0.9%

Transportation — 0.5%
Missouri Highway & Transportation Commission, Refunding RB, Series A, 1st Lien, 5.00%, 05/01/24	1,500	1,662,754

Utilities — 0.4%
Metropolitan St. Louis Sewer District, Refunding RB
Series B, 5.00%, 05/01/25(b)	330	378,497
Series B, 5.00%, 05/01/45	705	797,913

		1,176,410

Total Municipal Bonds in Missouri		2,839,164

New Jersey — 5.3%

Health — 0.3%
New Jersey Health Care Facilities Financing Authority RB, 4.00%, 07/01/51	1,000	1,181,645

State — 2.2%
New Jersey Economic Development Authority, RB, Series EEE, 5.00%, 06/15/48	1,000	1,201,035
New Jersey Economic Development Authority, Refunding RB
Series NN, 5.00%, 03/01/22	500	503,750
Series NN, 5.00%, 03/01/25	500	526,089
Series NN, 5.00%, 03/01/30	1,000	1,051,445

Security	Par (000)	Value

State (continued)
New Jersey Transportation Trust Fund Authority, RB, Series S, 5.00%, 06/15/46	$500	$601,430
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(c)	530	353,220
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	1,000	1,223,859
State of New Jersey, GO, Series A, 4.00%, 06/01/31	1,500	1,845,943

		7,306,771

Transportation — 2.8%
New Jersey Transportation Trust Fund Authority, RB
Series A, 0.00%, 12/15/25(c)	100	95,570
Series AA, 5.00%, 06/15/25	150	165,971
Series AA, 4.75%, 06/15/38	280	311,726
New Jersey Transportation Trust Fund Authority, RB, CAB(c)
Series A, 0.00%, 12/15/32	250	200,219
Series A, 0.00%, 12/15/35	3,075	2,258,241
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 4.00%, 12/15/31	1,000	1,172,267
Series D, 5.00%, 12/15/24	250	282,008
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	1,000	1,106,644
New Jersey Turnpike Authority, Refunding RB
Series B, 5.00%, 01/01/23(b)	840	880,084
Series E, 5.00%, 01/01/29	1,000	1,238,795
Series E, 5.00%, 01/01/32	1,100	1,355,769

		9,067,294

Total Municipal Bonds in New Jersey		17,555,710

New York — 24.6%

County/City/Special District/School District — 7.0%
City of New York, GO
Series B-1, 5.00%, 12/01/41	1,390	1,655,902
Series D, 5.00%, 12/01/35	500	628,424
Series D, 4.00%, 12/01/41	1,000	1,163,004
Series F-1, 5.00%, 04/01/34	1,115	1,378,983
Series F-1, 5.00%, 03/01/43	1,000	1,283,354
Series F-1, 5.00%, 03/01/50	1,000	1,272,199
City of New York, Refunding GO
Series I, 5.00%, 08/01/22(b)	835	858,460
Series I, 5.00%, 08/01/26	165	169,529
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	910	1,075,439
Nassau County Interim Finance Authority, Refunding RB, Series A, 4.00%, 11/15/34	310	384,602
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	300	346,635
New York City Transitional Finance Authority Future Tax Secured Revenue RB, 3.00%, 08/01/41	1,500	1,617,000
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
5.00%, 05/01/37	1,000	1,174,802
Series A-1, 5.00%, 08/01/36	500	623,863
Series A-1, 5.00%, 08/01/42	1,000	1,237,485
Series B-1, 5.00%, 08/01/40	1,500	1,770,600
Series C-2, 5.00%, 05/01/36	1,000	1,238,619
Sub-Series I, 5.00%, 05/01/42	1,620	1,714,975

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York State Thruway Authority RB, 4.00%, 03/15/56	$1,000	$1,166,366
New York State Urban Development Corp. RB, 4.00%, 03/15/36	2,000	2,379,887

		23,140,128

Education — 0.7%
New York State Dormitory Authority, RB, 5.00%, 10/01/45	1,500	2,323,754

Health — 0.4%
New York State Dormitory Authority, Refunding RB, 1st Series, 5.00%, 07/01/42	1,000	1,208,530

State — 6.4%
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 5.00%, 07/15/31	1,000	1,135,397
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1, (SAW), 5.00%, 07/15/35	2,000	2,434,712
Series -2A, Subordinate, (SAW), 4.00%, 07/15/36	1,455	1,708,574
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/35	740	912,256
Series A, 5.00%, 02/15/39	1,000	1,182,173
Series A, 5.00%, 03/15/45	1,000	1,222,091
Series B, 5.00%, 03/15/42	2,000	2,018,679
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/24(a)	600	661,593
Series A, 5.00%, 03/15/28	250	312,978
Series A, 4.00%, 03/15/43	500	579,600
Series A, 3.00%, 03/15/49	1,500	1,585,277
Series D, 4.00%, 02/15/47	1,000	1,160,267
Series E, 5.00%, 03/15/27	500	611,045
Series E, 5.00%, 09/15/28(b)	5	6,321
Series E, 5.00%, 03/15/29	995	1,262,479
New York State Urban Development Corp., Refunding RB
Series A, 5.00%, 03/15/24	1,000	1,101,957
Series A, 5.00%, 03/15/27	600	732,566
Series A, 5.00%, 03/15/39	1,000	1,269,751
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/24(b)	1,000	1,128,322

		21,026,038

Transportation — 5.0%
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/37	1,075	1,248,569
Series B-1, 5.00%, 11/15/47	1,000	1,205,644
Series D, 5.00%, 11/15/25	1,235	1,282,522
Series D-1, 5.00%, 11/15/34(d)	1,000	1,120,962
Series E-1, 5.00%, 11/15/42	1,260	1,305,686
Sub-Series C-1, 5.00%, 11/15/34	1,000	1,201,378
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	1,000	1,148,034
Port Authority of New York & New Jersey, Refunding ARB 179th Series, 5.00%, 12/01/32	1,000	1,086,876
194th Series, 5.00%, 10/15/34	1,395	1,614,242
194th Series, 5.00%, 10/15/41	835	960,833
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	1,000	1,026,680
Triborough Bridge & Tunnel Authority, Refunding RB Series A, 5.00%, 11/15/31	1,000	1,179,902

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB (continued)
Series A, 5.00%, 11/15/40	$600	$682,206
Series B, 5.00%, 11/15/38	1,000	1,212,220

		16,275,754

Utilities — 5.1%
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	1,500	1,764,234
New York City Water & Sewer System, RB
Series CC-1, 5.00%, 06/15/48	1,000	1,202,415
Series DD-1, 4.00%, 06/15/49	1,000	1,148,733
Series DD-2, 5.00%, 06/15/24	500	522,808
New York City Water & Sewer System, Refunding RB
Series DD, 5.00%, 06/15/35	2,500	2,769,858
Series DD, 5.00%, 06/15/39	420	464,468
Series EE, 5.00%, 06/15/36	1,000	1,163,663
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/50	1,000	1,173,706
New York State Dormitory Authority RB, 5.00%, 10/01/48	1,000	1,582,005
New York State Environmental Facilities Corp., Refunding RB, Series A, Subordinate, 4.00%, 06/15/46	1,475	1,640,710
Utility Debt Securitization Authority, Refunding RB
Series TE, Restructured, 5.00%, 12/15/34	1,000	1,087,518
Series TE, Restructured, 5.00%, 12/15/41	2,000	2,167,697

		16,687,815

Total Municipal Bonds in New York.		80,662,019

North Carolina(c) — 0.3%

Transportation — 0.3%
North Carolina Turnpike Authority, RB, CAB 0.00%, 01/01/49	1,000	446,157
Series B, (AGC), 0.00%, 01/01/34	500	394,250

Total Municipal Bonds in North Carolina		840,407

Ohio — 1.0%

State — 0.2%
State of Ohio, Refunding GO, Series B, 5.00%, 09/15/25	510	593,869

Transportation — 0.4%
Ohio Turnpike & Infrastructure Commission, RB, Series A, 5.00%, 02/15/46	1,000	1,290,304

Utilities — 0.4%
American Municipal Power, Inc., Refunding RB, 5.00%, 02/15/33	1,000	1,278,496

Total Municipal Bonds in Ohio		3,162,669

Pennsylvania — 3.2%

Health — 0.8%
Geisinger Authority, Refunding RB, 5.00%, 04/01/50	1,000	1,244,279
Pennsylvania Higher Educational Facilities Authority, RB, 5.00%, 08/15/49	1,000	1,245,590

		2,489,869

State — 1.3%
Commonwealth of Pennsylvania, GO 1st Series, 5.00%, 03/15/29	1,000	1,138,402
2nd Series, 5.00%, 10/15/26	685	741,120

F U N D S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 5.00%, 01/01/28	$1,105	$1,333,759
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	1,000	1,169,457

		4,382,738

Transportation — 1.1%
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	155,297
Delaware River Port Authority, Refunding RB, Series B, 5.00%, 01/01/26	250	293,151
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/47	1,000	1,214,045
Series C, 5.00%, 12/01/23(b)	760	828,008
Series C, 5.00%, 12/01/43	240	259,848
Series A, Subordinate, 4.00%, 12/01/46	425	492,576
Series A, Subordinate, 4.00%, 12/01/50	480	555,535

		3,798,460

Total Municipal Bonds in Pennsylvania		10,671,067

South Carolina — 0.4%

Utilities — 0.4%
South Carolina Public Service Authority Refunding RB, 5.00%, 12/01/51	305	390,037
South Carolina Public Service Authority, Refunding RB, Series A, 4.00%, 12/01/40	750	887,487

Total Municipal Bonds in South Carolina		1,277,524

Tennessee — 2.1%

County/City/Special District/School District — 0.3%
Metropolitan Government of Nashville & Davidson County Tennessee, Refunding GO, 4.00%, 07/01/30	765	892,946

State — 1.5%
State of Tennessee, Refunding GO, Series A, 4.00%, 08/01/22(b)	5,000	5,110,571

Transportation — 0.3%
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	1,027,146

Total Municipal Bonds in Tennessee		7,030,663

Texas — 9.2%

County/City/Special District/School District — 0.9%
Carrollton-Farmers Branch Independent School District, Refunding GO(b)
Series 2018, (PSF), 4.00%, 02/15/22	310	311,332
Series A, (PSF), 4.00%, 02/15/23	445	463,337
Cypress-Fairbanks Independent School District, Refunding GO, Series C, (PSF), 5.00%, 02/15/44	500	546,752
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/23	800	871,267
Lewisville Independent School District, Refunding GO, Series B, 5.00%, 08/15/28	570	658,956

		2,851,644

Education — 0.1%
Board of Regents of the University of Texas System, RB, Series E, 5.00%, 08/15/27	400	494,609

Security	Par (000)	Value

Health — 0.4%
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 11/15/45	$1,000	$1,169,116

State — 0.7%
State of Texas, Refunding GO 5.00%, 04/01/24(b)	1,000	1,103,132
Series A, 5.00%, 10/01/36	1,000	1,154,940

		2,258,072

Transportation — 4.6%
Central Texas Regional Mobility Authority, RB
Series C, 5.00%, 01/01/27	1,000	1,161,003
Series A, Senior Lien, 5.00%, 07/01/25(b)	1,000	1,154,349
Central Texas Regional Mobility Authority, Refunding RB, Series A, Senior Lien, 5.00%, 01/01/23(b)	1,000	1,046,899
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,000	1,115,450
Central Texas Turnpike System, RB, CAB, Series A, (AMBAC), 0.00%, 08/15/30(c)	270	236,720
Dallas Fort Worth International Airport, Refunding RB, Series A, 4.00%, 11/01/34	1,250	1,512,534
Grand Parkway Transportation Corp., RB 5.00%, 02/01/23	570	597,959
Series A, 5.00%, 10/01/35	695	864,590
Grand Parkway Transportation Corp., Refunding RB, 4.00%, 10/01/49	500	579,511
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/31	1,000	1,238,198
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	1,000	1,225,618
Series A, 5.00%, 01/01/43	1,815	2,218,115
Series B, 5.00%, 01/01/34	1,000	1,126,482
State of Texas, Refunding GO, Series A, 5.00%, 10/01/24(b)	1,000	1,124,779

		15,202,207

Utilities — 2.5%
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,140,500
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/42	2,000	2,077,797
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	1,000	1,143,829
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	587,656
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 05/15/36	750	762,990
Texas Water Development Board, RB
Series A, 4.00%, 10/15/37	1,180	1,381,207
Series B, 5.00%, 04/15/49	1,000	1,241,170

		8,335,149

Total Municipal Bonds in Texas		30,310,797

Utah — 0.2%

State — 0.2%

State of Utah, GO, 5.00%, 07/01/25	450	521,323

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 1.9%

County/City/Special District/School District — 0.7%
City of Alexandria Virginia, GO, Series A, (SAW), 3.00%, 07/15/46	$1,000	$1,109,626
County of Fairfax Virginia, Refunding GO, Series A, (SAW), 4.00%, 10/01/27	1,000	1,142,054

		2,251,680

State — 0.4%
Virginia College Building Authority, Refunding RB, Series E, 5.00%, 02/01/30	1,000	1,238,222

Transportation — 0.6%
Virginia Commonwealth Transportation Board, Refunding RB
5.00%, 09/15/23	500	540,032
5.00%, 03/15/27	285	346,744
Series A, 5.00%, 05/15/31	1,000	1,235,211

		2,121,987

Utilities — 0.2%
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	589,442

Total Municipal Bonds in Virginia		6,201,331

Washington — 3.4%

County/City/Special District/School District — 0.1%
Central Puget Sound Regional Transit Authority, Refunding RB, Series S-1, 5.00%, 11/01/25(b)	485	567,823

State — 1.5%
State of Washington, GO, Series A, 5.00%, 08/01/43	1,250	1,544,720
State of Washington, Refunding GO
Series B, 5.00%, 07/01/23	1,000	1,070,945
Series B, 5.00%, 07/01/30	1,000	1,168,721
Series R, 5.00%, 07/01/31	1,000	1,129,025

		4,913,411

Transportation — 1.1%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/46	1,000	1,551,377
Port of Seattle Washington, Refunding RB, Series A, 5.00%, 08/01/31	2,000	2,053,006

		3,604,383

Utilities — 0.7%
County of King Washington Sewer Revenue, Refunding RB, Series B, 5.00%, 07/01/23(b)	2,075	2,221,886

Total Municipal Bonds in Washington		11,307,503

Security	Par (000)	Value

Wisconsin — 1.2%

Health — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 11/15/39	$1,000	$1,169,116

State — 0.8%
State of Wisconsin, Refunding GO 5.00%, 11/01/27	770	942,149
5.00%, 11/01/29	525	640,332
Series 2, 5.00%, 11/01/26	980	1,182,296

		2,764,777

Total Municipal Bonds in Wisconsin		3,933,893

Total Long-Term Investments —98.8% (Cost: $300,045,711)		324,153,695

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(e)(f)	725,011	725,084

Total Short-Term Securities — 0.2% (Cost: $725,084)		725,084

Total Investments — 99.0% (Cost: $300,770,795)		324,878,779

Other Assets Less Liabilities — 1.0%		3,351,800

Net Assets — 100.0%		$328,230,579

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$4,146,259	$—	$(3,420,852	)(a)	$1,274	$(1,597)	$725,084	725,011	$401	$—

(a)	Represents net amount purchased (sold).

F U N D S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	iShares Municipal Bond Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$324,153,695	$—	$324,153,695
Short-Term Securities
Money Market Funds	725,084	—	—	725,084

	$725,084	$324,153,695	$—	$324,878,779

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Security 0.13%, 01/15/22 - 10/15/26	$57,964	$61,187,119
0.63%, 04/15/23 - 01/15/26	14,534	15,486,230
0.38%, 07/15/23 - 07/15/25	12,724	13,584,161
0.50%, 04/15/24	2,956	3,150,819
0.25%, 01/15/25	6,085	6,518,870
2.38%, 01/15/25	2,142	2,438,882

Total Long-Term Investments — 97.8% (Cost: $100,740,697)		102,366,081

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(a)(b)	2,879,900	$2,879,900

Total Short-Term Securities — 2.7% (Cost: $2,879,900)		2,879,900

Total Investments — 100.5% (Cost: $103,620,597)		105,245,981

Liabilities in Excess of Other Assets — (0.5)%		(527,335)

Net Assets — 100.0%		$104,718,646

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$2,084,465	$795,435	(a)	$—	$—	$—	$2,879,900	2,879,900	$2,175	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Treasury Obligations	$—	$102,366,081	$—	$102,366,081
Short-Term Securities
Money Market Funds	2,879,900	—	—	2,879,900

	$2,879,900	$102,366,081	$—	$105,245,981

See notes to financial statements.

F U N D S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments December 31, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.3%
Afterpay Ltd.(a)	105,803	$6,387,028
Ampol Ltd.	117,320	2,533,284
APA Group(b)	582,894	4,264,328
Aristocrat Leisure Ltd.	293,252	9,302,703
ASX Ltd.	94,725	6,401,912
Aurizon Holdings Ltd.	891,440	2,264,817
AusNet Services Ltd.	956,400	1,789,120
Australia & New Zealand Banking Group Ltd.	1,389,824	27,840,026
BHP Group Ltd.	1,440,293	43,484,929
BHP Group PLC	1,031,099	30,680,060
BlueScope Steel Ltd.	249,072	3,802,419
Brambles Ltd.	708,527	5,481,394
Cochlear Ltd.	32,297	5,069,026
Coles Group Ltd.	649,903	8,479,988
Commonwealth Bank of Australia	866,102	63,668,267
Computershare Ltd.	268,510	3,908,738
Crown Resorts Ltd.(a)	183,048	1,593,410
CSL Ltd.	233,457	49,376,207
Dexus	530,056	4,285,961
Domino’s Pizza Enterprises Ltd.	29,220	2,507,997
Endeavour Group Ltd.	665,955	3,268,077
Evolution Mining Ltd.	907,192	2,691,446
Fortescue Metals Group Ltd.	823,145	11,570,745
Glencore PLC(a)	4,874,993	24,839,443
Goodman Group	811,712	15,647,223
GPT Group	950,537	3,748,152
IDP Education Ltd.	100,244	2,525,373
Insurance Australia Group Ltd.	1,218,796	3,777,075
Lendlease Corp. Ltd.(b)	331,413	2,580,560
Macquarie Group Ltd.	171,054	25,570,049
Magellan Financial Group Ltd.	65,625	1,014,071
Medibank Pvt Ltd.	1,325,490	3,228,365
Mirvac Group	1,941,960	4,110,690
National Australia Bank Ltd.	1,607,646	33,755,908
Newcrest Mining Ltd.	399,100	7,147,924
Northern Star Resources Ltd.	546,849	3,760,870
Orica Ltd.	196,302	1,957,575
Origin Energy Ltd.	874,231	3,336,491
Qantas Airways Ltd.(a)	448,876	1,637,437
QBE Insurance Group Ltd.	721,911	5,961,348
Ramsay Health Care Ltd.	90,100	4,682,501
REA Group Ltd.	25,435	3,101,584
Reece Ltd.	142,733	2,807,017
Rio Tinto Ltd.	181,522	13,246,056
Santos Ltd.	1,570,797	7,235,832
Scentre Group	2,542,244	5,848,120
SEEK Ltd.	161,663	3,853,992
Sonic Healthcare Ltd.	221,798	7,522,573
South32 Ltd.	2,271,160	6,642,194
Stockland	1,180,549	3,642,011
Suncorp Group Ltd.	617,486	4,971,428
Sydney Airport(a)(b)	636,448	4,018,201
Tabcorp Holdings Ltd.	1,069,255	3,906,318
Telstra Corp. Ltd.	2,038,194	6,194,473
Transurban Group(b)	1,488,851	14,954,457
Treasury Wine Estates Ltd.	348,274	3,140,156
Vicinity Centres	1,890,498	2,325,000
Washington H Soul Pattinson & Co. Ltd.	104,210	2,245,996
Wesfarmers Ltd.	553,533	23,882,974
Westpac Banking Corp.	1,790,982	27,784,419

Security	Shares	Value

Australia (continued)
WiseTech Global Ltd.	70,375	$2,984,704
Woodside Petroleum Ltd.	470,277	7,497,137
Woolworths Group Ltd.	618,860	17,107,474

		624,845,053

Austria — 0.2%
Erste Group Bank AG	167,860	7,869,338
OMV AG	70,882	4,008,570
Raiffeisen Bank International AG	72,372	2,125,604
Verbund AG	33,646	3,781,280
voestalpine AG	56,256	2,041,146

		19,825,938

Belgium — 0.8%
Ageas SA	84,274	4,364,318
Anheuser-Busch InBev SA/NV	371,983	22,426,837
Elia Group SA/NV	15,411	2,031,259
Etablissements Franz Colruyt NV	25,552	1,084,234
Groupe Bruxelles Lambert SA	55,276	6,173,602
KBC Group NV	121,514	10,440,633
Proximus SADP	74,741	1,459,673
Sofina SA	7,626	3,745,950
Solvay SA	35,670	4,146,847
UCB SA	61,731	7,045,110
Umicore SA	94,873	3,870,287

		66,788,750

Chile — 0.0%
Antofagasta PLC	189,795	3,451,839

China — 0.2%
BOC Hong Kong Holdings Ltd.	1,814,034	5,949,132
Budweiser Brewing Co. APAC Ltd.(c)	857,600	2,254,592
Chow Tai Fook Jewellery Group Ltd.(a)	980,400	1,766,562
Futu Holdings Ltd., ADR(a)(d)	27,094	1,173,170
Wilmar International Ltd.	957,983	2,948,262

		14,091,718

Denmark — 2.7%
Ambu A/S, B Shares	80,632	2,128,184
AP Moeller - Maersk A/S, Class A	1,542	5,115,683
AP Moeller - Maersk A/S, Class B	2,820	10,065,461
Carlsberg A/S, Class B	49,015	8,462,329
Chr Hansen Holding A/S	50,768	4,003,077
Coloplast A/S, Class B	57,782	10,173,978
Danske Bank A/S	337,829	5,832,278
Demant A/S(a)	52,008	2,663,129
DSV A/S	99,591	23,207,517
Genmab A/S(a)	32,094	12,810,416
GN Store Nord A/S	61,450	3,855,727
Novo Nordisk A/S, Class B	822,086	92,341,520
Novozymes A/S, B Shares	100,290	8,234,792
Orsted A/S(c)	92,610	11,860,291
Pandora A/S	48,920	6,085,201
Rockwool International A/S, B Shares	4,063	1,774,222
Tryg A/S	177,378	4,377,266
Vestas Wind Systems A/S	493,010	15,014,681

		228,005,752

Finland — 1.2%
Elisa OYJ	70,091	4,315,918
Fortum OYJ	217,222	6,662,292
Kesko OYJ, B Shares	131,457	4,381,566
Kone OYJ, Class B	166,452	11,944,374
Neste OYJ	207,675	10,220,884

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Nokia OYJ(a)	2,632,186	$16,671,437
Nordea Bank Abp	1,581,727	19,294,770
Orion OYJ, Class B	51,063	2,121,094
Sampo OYJ, A Shares	244,076	12,215,521
Stora Enso OYJ, R Shares	285,467	5,239,276
UPM-Kymmene OYJ	259,545	9,875,323
Wartsila OYJ Abp	227,835	3,195,561

		106,138,016

France — 11.1%
Accor SA(a)	84,247	2,730,732
Aeroports de Paris(a)(d)	14,626	1,886,807
Air Liquide SA	231,281	40,336,400
Airbus SE(a)	287,798	36,821,975
Alstom SA	154,900	5,500,567
Amundi SA(c)	29,251	2,412,752
Arkema SA	30,571	4,314,932
AXA SA	944,914	28,123,718
BioMerieux	19,938	2,835,156
BNP Paribas SA	549,129	37,967,343
Bollore SA	425,399	2,379,499
Bouygues SA	112,818	4,038,433
Bureau Veritas SA	141,519	4,698,279
Capgemini SE	78,280	19,184,899
Carrefour SA	309,078	5,666,476
Cie de Saint-Gobain	246,992	17,375,036
Cie Generale des Etablissements Michelin SCA	82,803	13,561,823
CNP Assurances	82,617	2,043,542
Covivio	25,036	2,055,099
Credit Agricole SA	606,406	8,645,717
Danone SA	318,916	19,823,646
Dassault Aviation SA	12,174	1,316,705
Dassault Systemes SE	324,556	19,260,887
Edenred	120,947	5,585,133
Eiffage SA	41,059	4,233,335
Electricite de France SA	230,814	2,714,670
Engie SA	892,695	13,216,689
EssilorLuxottica SA	140,178	29,840,642
Eurazeo SE	19,159	1,671,532
Faurecia SE	56,471	2,686,665
Gecina SA	22,099	3,092,329
Getlink SE	211,770	3,507,394
Hermes International	15,461	27,016,136
Ipsen SA	18,820	1,722,213
Kering SA	36,620	29,382,113
Klepierre SA(a)	99,336	2,350,511
La Francaise des Jeux SAEM(c)	46,840	2,075,841
Legrand SA	130,566	15,292,025
L’Oreal SA	122,513	58,415,750
LVMH Moet Hennessy Louis Vuitton SE	135,531	112,007,375
Orange SA	973,966	10,404,078
Orpea SA	25,121	2,519,339
Pernod Ricard SA	102,277	24,605,559
Publicis Groupe SA	111,984	7,544,814
Remy Cointreau SA	11,027	2,680,322
Renault SA(a)	92,514	3,209,342
Safran SA	166,860	20,427,530
Sanofi	555,119	55,702,835
Sartorius Stedim Biotech	13,501	7,414,825
Schneider Electric SE	263,908	51,883,098
SEB SA	13,714	2,137,064
Societe Generale SA	396,236	13,618,120
Sodexo SA(a)	43,731	3,833,807

Security	Shares	Value

France (continued)
Suez SA	173,699	$3,917,551
Teleperformance	28,675	12,819,904
Thales SA	51,346	4,367,826
TotalEnergies SE	1,224,588	62,331,784
Ubisoft Entertainment SA(a)	45,185	2,204,135
Unibail-Rodamco-Westfield(a)(d)	61,821	4,326,187
Valeo	110,521	3,332,913
Veolia Environnement SA	320,001	11,751,679
Vinci SA	262,589	27,733,280
Vivendi SE	375,939	5,085,291
Wendel SE	13,339	1,598,351
Worldline SA(a)(c)	116,259	6,470,994

		949,711,404

Germany — 8.1%
Adidas AG	92,950	26,764,510
Allianz SE, Registered Shares	201,279	47,473,385
BASF SE	448,395	31,470,761
Bayer AG, Registered Shares	479,613	25,613,388
Bayerische Motoren Werke AG	161,639	16,170,725
Bechtle AG	39,418	2,804,968
Beiersdorf AG	49,496	5,073,590
Brenntag SE	75,492	6,817,215
Carl Zeiss Meditec AG	19,371	4,063,577
Commerzbank AG(a)	495,331	3,747,463
Continental AG, Class A(a)	53,845	5,657,248
Covestro AG(c)	94,647	5,825,331
Daimler AG, Registered Shares	417,830	31,923,943
Daimler Truck Holding AG(a)	207,371	7,623,404
Delivery Hero SE(a)(c)	78,733	8,714,998
Deutsche Bank AG, Registered Shares(a)	1,010,706	12,588,357
Deutsche Boerse AG	92,757	15,488,044
Deutsche Lufthansa AG, Registered Shares(a)(d)	287,691	2,014,396
Deutsche Post AG, Registered Shares	483,920	31,126,098
Deutsche Telekom AG, Registered Shares	1,627,158	30,065,789
E.ON SE	1,096,053	15,232,329
Evonik Industries AG	100,928	3,260,527
Fresenius Medical Care AG & Co. KGaA	100,324	6,503,824
Fresenius SE & Co. KGaA	203,865	8,194,024
GEA Group AG	73,840	4,033,095
Hannover Rueck SE	29,552	5,602,955
HeidelbergCement AG	73,104	4,947,462
HelloFresh SE(a)	80,519	6,170,819
Henkel AG & Co. KGaA	50,015	3,898,724
Infineon Technologies AG	637,542	29,351,449
KION Group AG	34,730	3,793,408
Knorr-Bremse AG	34,913	3,448,164
LANXESS AG	39,984	2,472,558
LEG Immobilien SE	35,428	4,939,469
Merck KGaA	63,095	16,231,634
MTU Aero Engines AG	26,225	5,324,824
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	68,395	20,190,796
Nemetschek SE	28,583	3,654,736
Puma SE	51,630	6,305,274
Rational AG	2,474	2,530,317
Rwe AG	314,235	12,731,713
SAP SE	509,785	71,746,887
Scout24 AG(c)	42,221	2,948,136
Siemens AG, Registered Shares	373,468	64,685,696
Siemens Energy AG(a)	196,232	5,006,720
Siemens Healthineers AG(c)	137,083	10,220,798
Symrise AG	62,809	9,289,114

F U N D S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Telefonica Deutschland Holding AG	501,074	$1,389,873
Uniper SE	45,514	2,161,010
United Internet AG, Registered Shares	48,127	1,908,056
Volkswagen AG(d)	15,958	4,665,062
Vonovia SE	360,173	19,846,310
Zalando SE(a)(c)	109,114	8,789,839

		692,502,792

Hong Kong — 2.5%
AIA Group Ltd.	5,905,483	59,603,098
CK Asset Holdings Ltd.	982,589	6,198,136
CK Infrastructure Holdings Ltd.	326,844	2,082,392
CLP Holdings Ltd.	810,761	8,192,553
ESR Cayman Ltd.(a)(c)	987,200	3,339,311
Galaxy Entertainment Group Ltd.(a)	1,066,058	5,530,284
Hang Lung Properties Ltd.	1,024,565	2,107,588
Hang Seng Bank Ltd.	373,648	6,842,079
Henderson Land Development Co. Ltd.	722,774	3,083,045
HK Electric Investments & HK Electric Investments Ltd., Class SS(b)	1,319,116	1,294,155
HKT Trust & HKT Ltd., Class SS(b)	1,850,417	2,486,351
Hong Kong & China Gas Co. Ltd.	5,521,383	8,612,054
Hong Kong Exchanges & Clearing Ltd.	560,543	32,782,777
Hongkong Land Holdings Ltd.	581,093	3,021,460
Jardine Matheson Holdings Ltd.	105,986	5,827,917
Link REIT	1,025,243	9,031,641
Melco Resorts & Entertainment Ltd., ADR(a)	106,328	1,082,419
MTR Corp. Ltd.(d)	764,533	4,104,053
New World Development Co. Ltd.	760,824	3,012,311
Power Assets Holdings Ltd.	684,618	4,267,447
Sino Land Co. Ltd.	1,651,975	2,056,970
SITC International Holdings Co. Ltd.	670,000	2,423,180
Sun Hung Kai Properties Ltd.	636,088	7,718,450
Swire Pacific Ltd., Class A	251,200	1,428,823
Swire Properties Ltd.	579,736	1,453,329
Techtronic Industries Co. Ltd.	672,131	13,398,862
WH Group Ltd.(c)	4,446,107	2,791,056
Wharf Real Estate Investment Co. Ltd.	823,245	4,183,106
Xinyi Glass Holdings Ltd.	921,000	2,306,941

		210,261,788

Ireland — 1.1%
CRH PLC	380,299	20,133,035
Experian PLC	450,092	22,169,670
Flutter Entertainment PLC(a)	81,539	12,908,736
James Hardie Industries PLC	216,414	8,711,127
Kerry Group PLC, Class A	77,399	9,985,683
Kingspan Group PLC	75,195	8,969,633
Smurfit Kappa Group PLC	120,289	6,629,895

		89,507,779

Isle of Man — 0.1%
Entain PLC(a)	286,176	6,541,031

Israel — 0.7%
Azrieli Group Ltd.	20,426	1,948,856
Bank Hapoalim BM	546,744	5,627,066
Bank Leumi Le-Israel BM	699,272	7,500,401
Check Point Software Technologies Ltd.(a)	52,808	6,155,301
CyberArk Software Ltd.(a)(d)	19,136	3,315,886
Elbit Systems Ltd.	12,868	2,224,291
Fiverr International Ltd.(a)(d)	14,040	1,596,348
ICL Group Ltd.	340,539	3,280,109
Inmode Ltd.(a)	25,258	1,782,710

Security	Shares	Value

Israel (continued)
Isracard Ltd.	1	$3
Israel Discount Bank Ltd., Class A	560,236	3,761,572
Kornit Digital Ltd.(a)(d)	22,850	3,478,913
Mizrahi Tefahot Bank Ltd.	67,712	2,607,631
Nice Ltd.(a)	30,815	9,344,820
Teva Pharmaceutical Industries Ltd., ADR(a)	542,363	4,344,328
Wix.com Ltd.(a)	27,594	4,354,057

		61,322,292

Italy — 2.0%
Amplifon SpA	59,928	3,224,615
Assicurazioni Generali SpA	542,303	11,461,421
Atlantia SpA(a)	243,513	4,831,728
Davide Campari-Milano NV	256,494	3,742,829
DiaSorin SpA	12,117	2,305,211
Enel SpA	3,970,643	31,749,571
Eni SpA	1,232,159	17,124,266
Ferrari NV	61,537	15,839,988
FinecoBank Banca Fineco SpA	293,542	5,140,660
Infrastrutture Wireless Italiane SpA(c)	164,606	1,996,019
Intesa Sanpaolo SpA	8,062,947	20,825,973
Mediobanca Banca di Credito Finanziario SpA	307,830	3,534,035
Moncler SpA	100,208	7,241,855
Nexi SpA(a)(c)	226,816	3,594,212
Poste Italiane SpA(c)	251,450	3,294,061
Prysmian SpA	125,278	4,712,476
Recordati Industria Chimica e Farmaceutica SpA	50,326	3,231,637
Snam SpA	988,137	5,951,721
Telecom Italia SpA/Milano	4,795,703	2,359,373
Terna SPA	690,545	5,586,260
UniCredit SpA	1,040,522	15,994,221

		173,742,132

Japan — 22.3%
Advantest Corp.	97,400	9,223,696
Aeon Co. Ltd.	319,246	7,523,409
AGC, Inc.	95,148	4,545,512
Aisin Corp.	71,846	2,756,554
Ajinomoto Co., Inc.	228,054	6,942,445
ANA Holdings, Inc.(a)	76,911	1,607,815
Asahi Group Holdings Ltd.	222,302	8,653,945
Asahi Intecc Co. Ltd.	105,700	2,270,815
Asahi Kasei Corp.	614,568	5,789,444
Astellas Pharma, Inc.	908,943	14,793,528
Azbil Corp.	59,500	2,713,708
Bandai Namco Holdings, Inc.	97,504	7,623,679
Benefit One Inc.	38,400	1,649,838
Bridgestone Corp.	277,341	11,906,984
Brother Industries Ltd.	116,563	2,246,694
Canon, Inc.	490,048	11,954,064
Capcom Co. Ltd.	85,400	2,011,284
Central Japan Railway Co.	70,240	9,346,974
Chiba Bank Ltd.	259,470	1,484,303
Chubu Electric Power Co., Inc.	319,711	3,376,951
Chugai Pharmaceutical Co. Ltd.	326,430	10,640,312
Concordia Financial Group Ltd.	540,070	1,961,291
Cosmos Pharmaceutical Corp.	9,800	1,440,726
CyberAgent, Inc.	194,716	3,245,881
Dai Nippon Printing Co. Ltd.	109,068	2,744,894
Daifuku Co. Ltd.	48,776	3,988,650
Dai-ichi Life Holdings, Inc.	490,400	9,891,352
Daiichi Sankyo Co. Ltd.	855,462	21,772,719
Daikin Industries Ltd.	121,668	27,560,135

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daito Trust Construction Co. Ltd.	32,370	$3,713,521
Daiwa House Industry Co. Ltd.	276,476	7,945,666
Daiwa House REIT Investment Corp.	1,057	3,202,056
Daiwa Securities Group, Inc.	695,252	3,923,301
Denso Corp.	211,590	17,534,637
Dentsu Group, Inc.	106,882	3,804,275
Disco Corp.	14,259	4,358,299
East Japan Railway Co.	147,244	9,051,901
Eisai Co. Ltd.	116,015	6,585,917
ENEOS Holdings, Inc.	1,503,763	5,617,774
FANUC Corp.	93,651	19,906,634
Fast Retailing Co. Ltd.	28,441	16,167,131
Fuji Electric Co. Ltd.	61,094	3,337,448
FUJIFILM Holdings Corp.	176,108	13,055,634
Fujitsu Ltd.	96,004	16,496,028
GLP J-REIT	2,067	3,572,846
GMO Payment Gateway, Inc.	20,800	2,590,154
Hakuhodo DY Holdings, Inc.	112,492	1,871,861
Hamamatsu Photonics KK	69,087	4,412,578
Hankyu Hanshin Holdings, Inc.	113,663	3,230,161
Hikari Tsushin, Inc.	10,306	1,587,202
Hino Motors Ltd.	137,521	1,133,993
Hirose Electric Co. Ltd.	15,592	2,620,383
Hitachi Construction Machinery Co. Ltd.	53,505	1,546,023
Hitachi Ltd.	472,713	25,608,435
Hitachi Metals Ltd.(a)	104,886	1,943,438
Honda Motor Co. Ltd.	795,935	22,644,933
Hoshizaki Corp.	26,965	2,028,789
Hoya Corp.	180,478	26,781,443
Hulic Co. Ltd.	185,367	1,762,745
Ibiden Co. Ltd.	50,800	3,016,784
Idemitsu Kosan Co. Ltd.	100,800	2,572,391
Iida Group Holdings Co. Ltd.	71,922	1,672,722
Inpex Corp.	492,700	4,284,321
Isuzu Motors Ltd.	288,582	3,591,830
Ito En Ltd.	25,800	1,355,591
ITOCHU Corp.	580,273	17,752,801
Itochu Techno-Solutions Corp.	48,300	1,553,702
Japan Airlines Co. Ltd.(a)	70,162	1,331,907
Japan Exchange Group, Inc.	249,936	5,475,943
Japan Metropolitan Fund Invest	3,364	2,898,074
Japan Post Bank Co. Ltd.	202,400	1,855,328
Japan Post Holdings Co. Ltd.	1,191,829	9,284,671
Japan Post Insurance Co. Ltd.	108,300	1,739,716
Japan Real Estate Investment Corp.	618	3,508,155
Japan Tobacco, Inc.	587,441	11,861,573
JFE Holdings, Inc.	236,612	3,018,697
JSR Corp.	100,628	3,824,213
Kajima Corp.	216,277	2,485,567
Kakaku.com, Inc.	64,716	1,730,070
Kansai Electric Power Co., Inc.	349,651	3,268,182
Kansai Paint Co. Ltd.	88,475	1,923,977
Kao Corp.	232,007	12,151,204
KDDI Corp.	787,375	23,025,759
Keio Corp.	49,529	2,185,325
Keisei Electric Railway Co. Ltd.	64,787	1,752,651
Keyence Corp.	94,980	59,719,443
Kikkoman Corp.	71,264	6,001,216
Kintetsu Group Holdings Co. Ltd.(a)	82,598	2,308,996
Kirin Holdings Co. Ltd.	402,355	6,480,681
Kobayashi Pharmaceutical Co. Ltd.	26,465	2,081,671
Kobe Bussan Co. Ltd.	65,800	2,547,611
Koei Tecmo Holdings Co. Ltd.	28,300	1,111,190

Security	Shares	Value

Japan (continued)
Koito Manufacturing Co. Ltd.	50,347	$2,666,581
Komatsu Ltd.	425,854	9,959,016
Konami Holdings Corp.	44,999	2,159,931
Kose Corp.	16,059	1,821,765
Kubota Corp.	499,089	11,097,768
Kurita Water Industries Ltd.	47,529	2,253,280
Kyocera Corp.	156,200	9,766,565
Kyowa Kirin Co. Ltd.	133,697	3,645,342
Lasertec Corp.	36,700	11,241,263
Lawson, Inc.	25,088	1,190,409
Lion Corp.	113,239	1,513,782
Lixil Corp.	132,027	3,522,075
M3, Inc.	214,213	10,800,911
Makita Corp.	110,239	4,679,609
Marubeni Corp.	763,864	7,442,325
Mazda Motor Corp.(a)	276,598	2,122,305
McDonald’s Holdings Co. Japan Ltd.	38,394	1,699,165
Medipal Holdings Corp.	87,098	1,632,645
MEIJI Holdings Co. Ltd.	58,834	3,512,022
Mercari, Inc.(a)	51,300	2,610,011
MINEBEA MITSUMI, Inc.	178,308	5,066,375
MISUMI Group, Inc.	139,356	5,725,019
Mitsubishi Chemical Holdings Corp.	616,209	4,570,650
Mitsubishi Corp.	616,497	19,575,689
Mitsubishi Electric Corp.	886,321	11,250,101
Mitsubishi Estate Co. Ltd.	577,382	8,009,722
Mitsubishi Gas Chemical Co., Inc.	79,893	1,354,304
Mitsubishi HC Capital, Inc.	329,773	1,631,563
Mitsubishi Heavy Industries Ltd.	158,605	3,667,011
Mitsubishi UFJ Financial Group, Inc.	5,967,570	32,477,153
Mitsui & Co. Ltd.	761,700	18,050,660
Mitsui Chemicals, Inc.	89,151	2,396,397
Mitsui Fudosan Co. Ltd.	446,120	8,842,442
Miura Co. Ltd.	43,100	1,483,737
Mizuho Financial Group, Inc.	1,177,651	14,957,641
MonotaRO Co. Ltd.	122,000	2,194,291
MS&AD Insurance Group Holdings, Inc.	217,524	6,698,062
Murata Manufacturing Co. Ltd.	280,425	22,367,388
NEC Corp.	120,474	5,570,682
Nexon Co. Ltd.	240,348	4,647,425
NGK Insulators Ltd.	127,468	2,157,396
Nidec Corp.	218,320	25,826,011
Nihon M&A Center Holdings, Inc.	150,100	3,681,824
Nintendo Co. Ltd.	54,682	25,583,362
Nippon Building Fund, Inc.	716	4,170,449
Nippon Express Co. Ltd.(a)(e)	37,870	2,243,624
Nippon Paint Holdings Co. Ltd.	342,280	3,737,968
Nippon Prologis REIT, Inc.	1,023	3,616,032
Nippon Sanso Holdings Corp.	75,693	1,655,606
Nippon Shinyaku Co. Ltd.	24,700	1,719,989
Nippon Steel Corp.	418,256	6,832,648
Nippon Telegraph & Telephone Corp.	628,432	17,186,522
Nippon Yusen KK	79,122	6,033,282
Nissan Chemical Corp.	58,911	3,426,265
Nissan Motor Co. Ltd.(a)	1,138,115	5,481,780
Nisshin Seifun Group, Inc.	99,973	1,442,248
Nissin Foods Holdings Co. Ltd.	30,541	2,228,985
Nitori Holdings Co. Ltd.	39,223	5,866,643
Nitto Denko Corp.	69,726	5,386,502
Nomura Holdings, Inc.	1,502,218	6,543,133
Nomura Real Estate Holdings, Inc.	59,858	1,379,245
Nomura Real Estate Master Fund, Inc.	2,042	2,873,784
Nomura Research Institute Ltd.	163,063	6,971,073

F U N D S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NTT Data Corp.	308,517	$6,618,066
Obayashi Corp.	314,634	2,435,060
Obic Co. Ltd.	34,194	6,399,379
Odakyu Electric Railway Co. Ltd.	141,885	2,637,852
Oji Holdings Corp.	388,226	1,880,977
Olympus Corp.	539,812	12,430,373
Omron Corp.	90,428	9,010,907
Ono Pharmaceutical Co. Ltd.	182,131	4,526,938
Open House Co. Ltd.	39,400	2,058,906
Oracle Corp. Japan	18,735	1,423,363
Oriental Land Co. Ltd.	97,604	16,458,677
ORIX Corp.	598,100	12,206,126
Orix JREIT, Inc.	1,262	1,972,818
Osaka Gas Co. Ltd.	186,708	3,088,013
Otsuka Corp.	55,382	2,640,759
Otsuka Holdings Co. Ltd.	190,755	6,939,841
Pan Pacific International Holdings Corp.	198,436	2,735,209
Panasonic Corp.	1,081,257	11,886,028
Persol Holdings Co. Ltd.	85,475	2,485,036
Pola Orbis Holdings, Inc.	45,823	763,676
Rakuten Group, Inc.(a)	427,500	4,289,218
Recruit Holdings Co. Ltd.	662,394	40,310,442
Renesas Electronics Corp.(a)	611,408	7,594,116
Resona Holdings, Inc.	1,027,699	3,993,820
Ricoh Co. Ltd.	322,681	3,007,744
Rinnai Corp.	17,835	1,609,540
Rohm Co. Ltd.	42,100	3,829,812
Ryohin Keikaku Co. Ltd.	125,060	1,906,917
Santen Pharmaceutical Co. Ltd.	176,249	2,151,779
SBI Holdings, Inc.	117,797	3,212,976
SCSK Corp.	75,800	1,508,585
Secom Co. Ltd.	102,557	7,126,302
Seiko Epson Corp.	134,603	2,424,255
Sekisui Chemical Co. Ltd.	182,878	3,058,477
Sekisui House Ltd.	301,399	6,484,822
Seven & i Holdings Co. Ltd.	367,859	16,181,378
SG Holdings Co. Ltd.	158,504	3,716,671
Sharp Corp.	106,169	1,219,304
Shimadzu Corp.	116,363	4,914,940
Shimano, Inc.	36,470	9,712,664
Shimizu Corp.	274,606	1,702,651
Shin-Etsu Chemical Co. Ltd.	172,926	30,015,693
Shionogi & Co. Ltd.	128,921	9,069,120
Shiseido Co. Ltd.	194,278	10,838,083
Shizuoka Bank Ltd.	214,801	1,533,469
SMC Corp.	27,941	18,884,147
Softbank Corp.	1,402,200	17,710,582
SoftBank Group Corp.	588,800	28,227,151
Sohgo Security Services Co. Ltd.	35,847	1,424,409
Sompo Holdings, Inc.	155,142	6,542,911
Sony Group Corp.	615,668	77,745,431
Square Enix Holdings Co. Ltd.	41,400	2,123,801
Stanley Electric Co. Ltd.	62,834	1,577,577
Subaru Corp.	301,546	5,387,966
SUMCO Corp.	160,115	3,260,387
Sumitomo Chemical Co. Ltd.	738,460	3,482,437
Sumitomo Corp.	549,840	8,137,297
Sumitomo Dainippon Pharma Co. Ltd.	84,293	972,523
Sumitomo Electric Industries Ltd.	370,780	4,839,043
Sumitomo Metal Mining Co. Ltd.	119,015	4,507,624
Sumitomo Mitsui Financial Group, Inc.	637,427	21,766,397
Sumitomo Mitsui Trust Holdings, Inc.	165,726	5,541,603

Security	Shares	Value

Japan (continued)
Sumitomo Realty & Development Co. Ltd.	148,949	$4,391,140
Suntory Beverage & Food Ltd.	67,540	2,445,824
Suzuki Motor Corp.	180,019	6,942,043
Sysmex Corp.	81,422	10,990,465
T&D Holdings, Inc.	259,006	3,309,000
Taisei Corp.	91,910	2,794,991
Taisho Pharmaceutical Holdings Co. Ltd.	19,600	904,735
Takeda Pharmaceutical Co. Ltd.	772,408	21,093,142
TDK Corp.	189,774	7,406,097
Terumo Corp.	315,606	13,331,385
TIS, Inc.	107,700	3,202,572
Tobu Railway Co. Ltd.	90,898	2,074,288
Toho Co. Ltd.	54,382	2,327,131
Tokio Marine Holdings, Inc.	306,487	17,062,020
Tokyo Century Corp.	19,212	932,617
Tokyo Electric Power Co. Holdings, Inc.(a)	754,312	1,950,056
Tokyo Electron Ltd.	72,893	41,955,195
Tokyo Gas Co. Ltd.	182,655	3,278,725
Tokyu Corp.	248,065	3,297,697
Toppan Inc.	126,200	2,368,233
Toray Industries, Inc.	667,414	3,954,185
Toshiba Corp.	199,670	8,216,103
Tosoh Corp.	129,574	1,925,018
TOTO Ltd.	68,187	3,145,978
Toyo Suisan Kaisha Ltd.	42,723	1,811,386
Toyota Industries Corp.	71,900	5,751,493
Toyota Motor Corp.	5,177,145	95,687,024
Toyota Tsusho Corp.	104,481	4,816,232
Trend Micro, Inc.(a)	66,134	3,671,496
Tsuruha Holdings, Inc.	19,335	1,856,522
Unicharm Corp.	196,602	8,553,595
USS Co. Ltd.	105,563	1,649,286
Welcia Holdings Co. Ltd.	47,200	1,474,196
West Japan Railway Co.	103,940	4,347,074
Yakult Honsha Co. Ltd.	61,782	3,223,119
Yamaha Corp.	64,564	3,185,291
Yamaha Motor Co. Ltd.	147,327	3,538,663
Yamato Holdings Co. Ltd.	140,262	3,294,968
Yaskawa Electric Corp.	117,545	5,767,421
Yokogawa Electric Corp.	109,863	1,982,964
Z Holdings Corp.	1,308,227	7,548,457
ZOZO, Inc.	62,251	1,940,994

		1,904,533,112

Jordan — 0.0%
Hikma Pharmaceuticals PLC	83,302	2,501,646

Luxembourg — 0.3%
ArcelorMittal SA	329,046	10,555,348
Aroundtown SA	480,846	2,900,639
Eurofins Scientific SE	65,198	8,077,481
Tenaris SA	227,275	2,372,070

		23,905,538

Macau — 0.0%
Sands China Ltd.(a)	1,211,660	2,812,017

Malta — 0.0%
BGP Holdings Ltd.(a)(e)	966,939	11

Netherlands — 6.2%
ABN AMRO Bank NV(c)	203,588	2,992,682
Adyen NV(a)(c)	9,664	25,367,996
Aegon NV	861,215	4,281,577
Akzo Nobel NV	91,725	10,077,356

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Argenx SE(a)	22,380	$7,958,505
ASM International NV	22,997	10,151,276
ASML Holding NV	201,785	161,633,788
Euronext NV(c)	42,167	4,383,847
EXOR NV	53,325	4,773,529
Heineken Holding NV	56,544	5,213,630
Heineken NV	126,540	14,240,773
IMCD NV	27,824	6,149,190
ING Groep NV	1,905,920	26,498,010
JDE Peet’s NV	48,648	1,505,750
Just Eat Takeaway.com NV(a)(c)	87,919	4,776,717
Koninklijke Ahold Delhaize NV	510,516	17,519,039
Koninklijke DSM NV	85,329	19,216,628
Koninklijke KPN NV	1,627,035	5,056,994
Koninklijke Philips NV	447,868	16,576,313
NN Group NV	131,908	7,133,621
Prosus NV(a)	455,552	37,731,095
QIAGEN NV(a)	111,776	6,198,040
Randstad NV	59,047	4,028,023
Royal Dutch Shell PLC, A Shares	2,002,197	43,876,946
Royal Dutch Shell PLC, B Shares	1,797,535	39,467,701
Stellantis NV	993,728	18,760,170
Universal Music Group NV	354,085	9,989,453
Wolters Kluwer NV	130,600	15,371,733

		530,930,382

New Zealand — 0.3%
Auckland International Airport Ltd.(a)	602,462	3,171,259
Fisher & Paykel Healthcare Corp. Ltd.	281,927	6,316,168
Mercury NZ Ltd.	341,301	1,429,849
Meridian Energy Ltd.	634,997	2,107,727
Ryman Healthcare Ltd.	204,551	1,715,224
Spark New Zealand Ltd.	898,639	2,779,030
Xero Ltd.(a)	65,019	6,655,291

		24,174,548

Norway — 0.7%
Adevinta ASA(a)	132,652	1,762,158
Aker BP ASA	60,525	1,861,059
DNB Bank ASA	454,127	10,387,578
Equinor ASA	477,114	12,633,638
Gjensidige Forsikring ASA	98,626	2,392,758
Mowi ASA	211,551	5,006,720
Norsk Hydro ASA	647,270	5,093,100
Orkla ASA	361,488	3,623,396
Schibsted ASA, Class A	35,193	1,356,855
Schibsted ASA, B Shares	46,855	1,580,180
Telenor ASA	343,189	5,394,606
Yara International ASA	83,883	4,229,229

		55,321,277

Poland — 0.0%
InPost SA(a)	96,259	1,161,444

Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares(a)(e)	47,542	—
EDP - Energias de Portugal SA	1,354,348	7,439,844
Galp Energia SGPS SA	241,255	2,340,931
Jeronimo Martins SGPS SA	137,226	3,140,258

		12,921,033

Singapore — 1.2%
Ascendas Real Estate Investment Trust	1,649,175	3,613,315
CapitaLand Integrated Commercial Trust	2,405,601	3,639,605

Security	Shares	Value

Singapore (continued)
Capitaland Investment Ltd.(a)	1,310,530	$3,313,573
City Developments Ltd.	199,178	1,007,718
DBS Group Holdings Ltd.	884,209	21,414,618
Genting Singapore Ltd.(d)	2,959,825	1,702,517
Keppel Corp. Ltd.	714,742	2,718,165
Mapletree Commercial Trust	1,079,200	1,598,035
Mapletree Logistics Trust	1,502,141	2,118,523
Oversea-Chinese Banking Corp. Ltd.	1,652,987	13,990,463
Sea Ltd., ADR(a)	67,263	15,047,406
Singapore Airlines Ltd.(a)(d)	676,599	2,508,658
Singapore Exchange Ltd.	329,026	2,271,255
Singapore Technologies Engineering Ltd.	790,979	2,207,398
Singapore Telecommunications Ltd.	4,031,046	6,939,367
United Overseas Bank Ltd.	576,105	11,505,804
UOL Group Ltd.	224,399	1,181,191
Venture Corp. Ltd.	133,927	1,819,913

		98,597,524

Spain — 2.2%
ACS Actividades de Construccion y Servicios SA	121,421	3,237,212
Aena SME SA(a)(c)	36,762	5,789,424
Amadeus IT Group SA(a)	219,931	14,881,462
Banco Bilbao Vizcaya Argentaria SA	3,255,217	19,306,626
Banco Santander SA	8,465,583	28,114,847
CaixaBank SA	2,171,737	5,932,401
Cellnex Telecom SA(c)	248,732	14,408,447
EDP Renovaveis SA	138,694	3,448,968
Enagas SA	102,462	2,380,327
Endesa SA	157,288	3,620,994
Ferrovial SA	238,955	7,472,998
Grifols SA	149,130	2,869,656
Iberdrola SA	2,797,093	33,117,514
Industria de Diseno Textil SA	532,535	17,174,269
Naturgy Energy Group SA(d)	96,293	3,131,946
Red Electrica Corp. SA	180,542	3,904,110
Repsol SA	715,590	8,474,821
Siemens Gamesa Renewable Energy SA(a)	118,064	2,803,769
Telefonica SA	2,593,722	11,246,915

		191,316,706

Sweden — 3.7%
Alfa Laval AB	153,923	6,183,015
Assa Abloy AB, Class B	489,315	14,914,797
Atlas Copco AB, A Shares	327,829	22,653,253
Atlas Copco AB, B Shares	189,703	11,143,201
Boliden AB	134,236	5,176,103
Electrolux AB	108,554	2,629,142
Embracer Group AB(a)(d)	273,112	2,897,445
Epiroc AB, Class A	321,726	8,135,095
Epiroc AB, Class B	187,692	3,969,162
EQT AB	144,114	7,812,424
Essity AB, Class B	299,188	9,760,947
Evolution AB(c)	84,105	11,887,480
Fastighets AB Balder, B Shares(a)	52,021	3,743,637
Getinge AB	112,219	4,890,746
H & M Hennes & Mauritz AB, B Shares	356,597	6,997,184
Hexagon AB, B Shares	961,782	15,235,149
Husqvarna AB, B Shares	207,754	3,321,758
Industrivarden AB, A Shares	65,197	2,071,585
Industrivarden AB, C Shares	77,886	2,440,221
Investment AB Latour, B Shares	71,256	2,895,021
Investor AB	243,588	6,408,229
Investor AB, B Shares	889,457	22,319,416

F U N D S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Kinnevik AB, Class B(a)	116,431	$4,139,543
L E Lundbergforetagen AB, B Shares	36,578	2,049,305
Lifco AB	115,376	3,446,124
Lundin Energy AB	99,108	3,546,358
Nibe Industrier AB, B Shares	693,466	10,478,226
Sagax AB, Class B	77,338	2,601,456
Sandvik AB	551,144	15,362,326
Securitas AB, B Shares	150,793	2,074,377
Sinch AB(a)(c)	253,106	3,193,775
Skandinaviska Enskilda Banken AB, Class A	797,395	11,070,677
Skanska AB, B Shares	163,733	4,231,045
SKF AB, B Shares	187,909	4,443,994
Svenska Cellulosa AB SCA, Class B	297,350	5,276,268
Svenska Handelsbanken AB, A Shares	711,314	7,687,840
Swedbank AB, A Shares	440,752	8,857,277
Swedish Match AB	773,270	6,138,745
Tele2 AB, B Shares	248,274	3,541,793
Telefonaktiebolaget LM Ericsson, B Shares	1,424,927	15,678,528
Telia Co. AB	1,305,188	5,104,542
Volvo AB, A Shares	97,974	2,298,225
Volvo AB, B Shares	697,930	16,140,669

		314,846,103

Switzerland — 10.6%
ABB Ltd., Registered Shares	801,866	30,561,339
Adecco Group AG, Registered Shares	74,585	3,800,654
Alcon, Inc.	243,950	21,517,695
Bachem Holding AG	2,976	2,330,346
Baloise Holding AG, Registered Shares	22,313	3,641,767
Barry Callebaut AG, Registered Shares	1,717	4,168,276
Chocoladefabriken Lindt & Spruengli AG	514	7,124,473
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	53	7,107,770
Cie Financiere Richemont SA, Class A, Registered Shares	254,837	38,081,520
Clariant AG, Registered Shares(a)	103,845	2,157,150
Coca-Cola HBC AG(a)	99,461	3,443,869
Credit Suisse Group AG, Registered Shares	1,294,763	12,553,529
EMS-Chemie Holding AG, Registered Shares	3,666	4,097,050
Geberit AG, Registered Shares	17,514	14,276,251
Givaudan SA, Registered Shares	4,508	23,651,689
Holcim Ltd., Registered Shares(a)	256,015	13,020,675
Julius Baer Group Ltd.	107,718	7,203,345
Kuehne + Nagel International AG, Registered Shares	26,528	8,543,533
Logitech International SA, Registered Shares	84,509	7,089,259
Lonza Group AG, Registered Shares	36,355	30,268,735
Nestle SA, Registered Shares	1,374,264	191,871,013
Novartis AG, Registered Shares	1,069,621	93,989,709
Partners Group Holding AG	11,080	18,290,968
Roche Holding AG	358,626	149,291,730
Schindler Holding AG	19,967	5,359,741
Schindler Holding AG, Registered Shares	9,685	2,588,197
SGS SA, Registered Shares	2,944	9,814,402
Sika AG, Registered Shares	69,217	28,767,774
Sonova Holding AG, Registered Shares	26,723	10,443,262
STMicroelectronics NV	333,397	16,394,772
Straumann Holding AG, Registered Shares	5,071	10,723,091
Swatch Group AG	13,927	4,241,272
Swatch Group AG, Registered Shares	26,076	1,524,576
Swiss Life Holding AG, Registered Shares	15,408	9,413,931
Swiss Prime Site AG, Registered Shares	36,814	3,613,954
Swiss Re AG	147,250	14,535,556

Security	Shares	Value

Switzerland (continued)
Swisscom AG, Registered Shares	12,645	$7,133,348
Temenos AG, Registered Shares	32,918	4,537,460
UBS Group AG, Registered Shares	1,717,123	30,821,127
VAT Group AG(c)	13,174	6,528,025
Vifor Pharma AG	23,463	4,168,149
Zurich Insurance Group AG	73,454	32,178,654

		900,869,636

United Arab Emirates — 0.0%
NMC Health PLC(a)(e)	45,379	1

United Kingdom — 12.7%
3i Group PLC	473,694	9,285,941
Abrdn PLC	1,080,370	3,519,860
Admiral Group PLC	95,329	4,080,503
Anglo American PLC	630,866	25,948,918
Ashtead Group PLC	218,461	17,611,132
Associated British Foods PLC	175,209	4,796,161
AstraZeneca PLC	756,268	88,308,912
Auto Trader Group PLC(c)	465,237	4,659,287
AVEVA Group PLC	57,980	2,675,325
Aviva PLC	1,909,553	10,644,177
BAE Systems PLC	1,570,053	11,708,186
Barclays PLC	8,263,731	21,049,876
Barratt Developments PLC	500,208	5,079,352
Berkeley Group Holdings PLC	55,614	3,601,292
BP PLC	9,822,844	44,012,443
British American Tobacco PLC	1,064,212	39,516,008
British Land Co. PLC	423,727	3,059,873
BT Group PLC	4,341,203	9,986,933
Bunzl PLC	164,830	6,439,133
Burberry Group PLC	199,045	4,912,878
CK Hutchison Holdings Ltd.	1,315,117	8,467,280
CNH Industrial NV	498,334	9,634,888
Coca-Cola European Partners PLC	100,532	5,622,755
Compass Group PLC(a)	870,952	19,608,338
Croda International PLC	67,915	9,302,416
DCC PLC	48,667	3,984,034
Diageo PLC	1,139,421	62,299,027
Evraz PLC	245,721	2,008,969
Ferguson PLC	108,686	19,305,527
GlaxoSmithKline PLC	2,456,449	53,483,649
Halma PLC	185,197	8,029,931
Hargreaves Lansdown PLC	176,713	3,247,307
HSBC Holdings PLC	9,971,926	60,223,037
Imperial Brands PLC	460,305	10,087,489
Informa PLC(a)	737,931	5,166,681
InterContinental Hotels Group PLC(a)	89,745	5,801,927
Intertek Group PLC	79,057	6,031,052
J Sainsbury PLC	847,406	3,167,574
JD Sports Fashion PLC	1,276,549	3,763,908
Johnson Matthey PLC	93,147	2,588,365
Kingfisher PLC	1,037,945	4,774,280
Land Securities Group PLC	340,947	3,598,341
Legal & General Group PLC	2,923,521	11,806,027
Lloyds Banking Group PLC	34,651,244	22,502,217
London Stock Exchange Group PLC	160,592	15,106,910
M&G PLC	1,251,324	3,385,223
Melrose Industries PLC	2,151,466	4,678,974
Mondi PLC	237,887	5,900,527
National Grid PLC	1,765,741	25,460,725
Natwest Group PLC	2,818,846	8,632,194
Next PLC	64,927	7,181,122

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Ocado Group PLC(a)	238,839	$5,433,907
Pearson PLC	366,560	3,040,884
Persimmon PLC	156,246	6,055,941
Phoenix Group Holdings PLC	315,439	2,792,271
Prudential PLC	1,276,925	22,081,666
Reckitt Benckiser Group PLC	348,675	30,015,203
RELX PLC	944,063	30,820,732
Rentokil Initial PLC	907,869	7,186,458
Rio Tinto PLC	548,285	36,157,330
Rolls-Royce Holdings PLC(a)	4,088,566	6,824,371
Sage Group PLC	517,129	5,983,667
Schroders PLC	59,830	2,887,886
Segro PLC	582,915	11,344,534
Severn Trent PLC	122,878	4,906,754
Smith & Nephew PLC	429,223	7,490,959
Smiths Group PLC	191,001	4,088,429
Spirax-Sarco Engineering PLC	35,977	7,829,688
SSE PLC	511,346	11,431,227
St James’s Place PLC	264,269	6,039,136
Standard Chartered PLC	1,292,890	7,861,783
Taylor Wimpey PLC	1,754,821	4,183,718
Tesco PLC	3,774,567	14,860,748
Unilever PLC	1,266,925	67,966,025
United Utilities Group PLC	335,009	4,943,206
Vodafone Group PLC	13,524,053	20,370,413
Whitbread PLC(a)	97,205	3,954,069
WPP PLC	579,575	8,825,609

		1,081,123,498

Total Common Stocks — 98.4% (Cost: $5,906,008,562)		8,391,750,760

Preferred Securities

Preferred Stocks — 0.5%

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares	27,970	2,319,457
Fuchs Petrolub SE, Preference Shares	33,901	1,531,953

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA, Preference Shares	86,993	$7,019,559
Porsche Automobil Holding SE, Preference Shares	74,755	7,057,825
Sartorius AG, Preference Shares	12,764	8,632,804
Volkswagen AG, Preference Shares	90,601	18,200,210

		44,761,808

Total Preferred Securities — 0.5% (Cost: $32,186,952)		44,761,808

Total Long-Term Investments — 98.9% (Cost: $5,938,195,514)		8,436,512,568

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(f)(g)(h)	17,805,845	17,811,186

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(f)(g)	25,217,563	25,217,563

Total Short-Term Securities — 0.5% (Cost: $43,030,352)		43,028,749

Total Investments — 99.4% (Cost: $5,981,225,866)		8,479,541,317
Other Assets Less Liabilities — 0.6%		47,875,977

Net Assets — 100.0%		$8,527,417,294

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$30,455,641	$—	$ (12,640,096	)(a)	$10,791	$(15,150)	$17,811,186	17,805,845	$306,136	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	28,526,482	—	(3,308,919	)(a)	—	—	25,217,563	25,217,563	1,790		—

					$10,791	$(15,150)	$43,028,749		$307,926		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

F U N D S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2021	iShares MSCI EAFE International Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Nikkei 225 Index	145	03/10/22	$18,152	$127,892
SPI 200 Index	76	03/17/22	10,159	120,231
Euro Stoxx 50 Index	602	03/18/22	29,301	647,925
FTSE 100 Index	174	03/18/22	17,267	272,414

				$1,168,462

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,168,462	$—	$—	$—	$1,168,462

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$7,940,992	$—	$—	$—	$7,940,992

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$266,476	$—	$—	$—	$266,476

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$94,380,691

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$624,845,053	$—	$624,845,053
Austria	—	19,825,938	—	19,825,938

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	iShares MSCI EAFE International Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Belgium	$—	$66,788,750	$—	$66,788,750
Chile	—	3,451,839	—	3,451,839
China	1,173,170	12,918,548	—	14,091,718
Denmark	—	228,005,752	—	228,005,752
Finland	—	106,138,016	—	106,138,016
France	6,752,707	942,958,697	—	949,711,404
Germany	7,623,404	684,879,388	—	692,502,792
Hong Kong	4,484,162	205,777,626	—	210,261,788
Ireland	—	89,507,779	—	89,507,779
Isle of Man	—	6,541,031	—	6,541,031
Israel	25,027,543	36,294,749	—	61,322,292
Italy	—	173,742,132	—	173,742,132
Japan	—	1,902,289,488	2,243,624	1,904,533,112
Jordan	—	2,501,646	—	2,501,646
Luxembourg	—	23,905,538	—	23,905,538
Macau	—	2,812,017	—	2,812,017
Malta	—	—	11	11
Netherlands	15,046,447	515,883,935	—	530,930,382
New Zealand	—	24,174,548	—	24,174,548
Norway	1,580,180	53,741,097	—	55,321,277
Poland	1,161,444	—	—	1,161,444
Portugal	3,140,258	9,780,775	—	12,921,033
Singapore	15,047,406	83,550,118	—	98,597,524
Spain	—	191,316,706	—	191,316,706
Sweden	—	314,846,103	—	314,846,103
Switzerland	14,232,243	886,637,393	—	900,869,636
United Arab Emirates	—	—	1	1
United Kingdom	5,622,755	1,075,500,743	—	1,081,123,498
Preferred Securities
Preferred Stocks	—	44,761,808	—	44,761,808
Short-Term Securities
Money Market Funds	43,028,749	—	—	43,028,749

	$143,920,468	$8,333,377,213	$2,243,636	$8,479,541,317

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,168,462	$—	$1,168,462

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

F U N D S C H E D U L E S O F I N V E S T M E N T S	35

Statements of Assets and Liabilities

December 31, 2021

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$324,153,695	$102,366,081	$8,436,512,568	$—
Investments, at value — Master Small Cap Index Series	—	—	—	3,366,639,817
Investments, at value — affiliated(c)	725,084	2,879,900	43,028,749	—
Cash pledged for futures contracts	—	—	5,722,452	—
Foreign currency, at value(d)	—	—	62,205,044	—
Receivables:
Investments sold	—	1,152,910	2,224	—
Securities lending income — affiliated	—	232	7,771	—
Capital shares sold	143,753	444,645	10,845,093	3,223,313
Dividends — unaffiliated	—	—	19,858,271	—
Dividends — affiliated	11	11	77	—
Interest — unaffiliated	3,693,224	113,010	—	—
From the Manager	—	12,544	—	—
Withdrawals from the Master Portfolio	—	—	—	8,612,055
Prepaid expenses	53,181	10,392	11,195	37,588

Total assets	328,768,948	106,979,725	8,578,193,444	3,378,512,773

LIABILITIES
Bank overdraft	—	—	99,616	—
Collateral on securities loaned	—	—	17,836,635	—
Payables:
Investments purchased	163	2,140,870	21,215,434	—
Accounting services fees	2,997	3,018	—	1,655
Administration fees	—	—	278,534	112,201
Capital shares redeemed	243,996	31,696	10,511,674	11,835,368
Custodian fees	1,389	395	—	—
Income dividend distributions	42,936	43,083	—	—
Investment advisory fees	27,410	—	69,676	—
Directors’ and Officer’s fees	3,707	3,407	16,318	943
Recoupment of past waived fees	9,579	886	—	—
Other accrued expenses	27,993	8,913	270,304	15,530
Professional fees	56,663	25,933	91,259	18,873
Service fees	67,740	386	111,547	123,935
Transfer agent fees	53,796	2,492	17,984	205,517
Variation margin on futures contracts	—	—	257,169	—

Total liabilities	538,369	2,261,079	50,776,150	12,314,022

NET ASSETS	$328,230,579	$104,718,646	$8,527,417,294	$3,366,198,751

NET ASSETS CONSIST OF
Paid-in capital	$303,764,607	$103,220,022	$7,284,742,363	$2,505,835,934
Accumulated earnings	24,465,972	1,498,624	1,242,674,931	860,362,817

NET ASSETS	$328,230,579	$104,718,646	$8,527,417,294	$3,366,198,751

(a) Investments, at cost — unaffiliated	$300,045,711	$100,740,697	$5,938,195,514	$—
(b) Securities loaned, at value	$—	$—	$17,089,493	$—
(c) Investments, at cost — affiliated	$725,084	$2,879,900	$43,030,352	$—
(d) Foreign currency, at cost	$—	$—	$62,204,078	$—

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2021

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

NET ASSET VALUE

Institutional

Net assets	$11,794,114	$18,004,454	$1,058,978,136	$479,450,673

Shares outstanding	969,624	1,736,635	66,816,428	18,614,884

Net asset value	$12.16	$10.37	$15.85	$25.76

Shares authorized	Unlimited	Unlimited	1.208 billion	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor A

Net assets	$23,347,586	$1,908,129	$385,287,059	$243,110,092

Shares outstanding	1,919,303	183,377	24,475,394	9,424,782

Net asset value	$12.16	$10.41	$15.74	$25.79

Shares authorized	Unlimited	Unlimited	208 million	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor P

Net assets	$292,982,960	N/A	$153,681,703	$354,746,053

Shares outstanding	24,085,269	N/A	9,797,418	13,803,434

Net asset value	$12.16	N/A	$15.69	$25.70

Shares authorized	Unlimited	N/A	2 billion	2 billion

Par value	$0.001	N/A	$0.0001	$0.0001

Class K

Net assets	$105,919	$84,806,063	$6,929,470,396	$2,288,891,933

Shares outstanding	8,707	8,149,726	436,832,436	88,579,259

Net asset value	$12.16	$10.41	$15.86	$25.84

Shares authorized	Unlimited	Unlimited	1.208 billion	1.208 billion

Par value	$0.001	$0.001	$0.0001	$0.0001

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	37

Statements of Operations

Year Ended December 31, 2021

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$—	$—	$209,159,208	$—
Dividends — affiliated	401	226	3,094	—
Interest — unaffiliated	8,965,027	3,757,318	—	—
Securities lending income — affiliated — net	—	1,949	304,832	—
Non-cash dividends — unaffiliated	—	—	12,789,831	—
Foreign withholding tax claims	—	—	175,914	—
Foreign taxes withheld	—	—	(19,386,024)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — unaffiliated	—	—	—	32,558,529
Dividends — affiliated	—	—	—	276,278
Interest - unaffliated	—	—	—	1,029
Securities lending income — affiliated — net	—	—	—	1,428,875
Foreign taxes withheld	—	—	—	(83,732)
Expenses	—	—	—	(495,959)
Fees waived	—	—	—	20,268

Total investment income	8,965,428	3,759,493	203,046,855	33,705,288

EXPENSES
Service — class specific	822,955	3,781	1,326,940	1,575,230
Investment advisory	338,168	8,031	768,593	—
Transfer agent — class specific	193,774	14,999	—	846,946
Professional	106,100	92,023	129,480	82,220
Registration	76,618	55,059	—	111,605
Printing and postage	19,493	27,946	—	22,702
Recoupment of past waived and/or reimbursed fees — class specific	9,579	886	—	—
Accounting services	9,015	9,028	—	4,985
Directors and Officer	8,541	7,986	44,744	1,064
Custodian	4,215	968	—	—
Administration	—	—	—	1,304,729
Administration — class specific	—	—	3,111,055	—
Miscellaneous	68,752	14,609	550	17,838

Total expenses	1,657,210	235,316	5,381,362	3,967,319
Less:
Fees waived and/or reimbursed by the Administrator	—	—	—	(4,369)
Fees waived and/or reimbursed by the Manager	(3,101)	(167,192)	(185,210)	—
Transfer agent fees waived and/or reimbursed — class specific	(10,277)	(14,145)	—	(150,615)

Total expenses after fees waived and/or reimbursed	1,643,832	53,979	5,196,152	3,812,335

Net investment income	7,321,596	3,705,514	197,850,703	29,892,953

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	494,696	6,506	(13,462,822)	—
Investments — affiliated	1,274	—	10,791	—
Foreign currency transactions	—	—	(7,940,018)	—
Futures contracts	—	—	7,940,992	—
Net realized gain allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	—	—	222,897,134
Investments — affiliated	—	—	—	1,346,903
Futures contracts	—	—	—	1,556,543
Swaps	—	—	—	658,945

	495,970	6,506	(13,451,057)	226,459,525

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations   (continued)

Year Ended December 31, 2021

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$(3,400,627)	$266,540	$598,983,734	$—
Investments — affiliated	(1,597)	—	(15,150)	—
Foreign currency translations	—	—	(1,968,203)	—
Futures contracts	—	—	266,476	—
Net change in unrealized appreciation (depreciation) allocated from Master Small Cap Index Series on:
Investments — unaffiliated	—	—	—	150,153,329
Investments — affiliated	—	—	—	39,830
Futures contracts	—	—	—	(6,906)
Swaps	—	—	—	(979)

	(3,402,224)	266,540	597,266,857	150,185,274

Net realized and unrealized gain (loss)	(2,906,254)	273,046	583,815,800	376,644,799

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,415,342	$3,978,560	$781,666,503	$406,537,752

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets

	iShares Municipal Bond Index Fund		iShares Short-Term TIPS Bond Index Fund

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,321,596	$7,731,382	$3,705,514	$489,933
Net realized gain (loss)	495,970	767,093	6,506	(17,788)
Net change in unrealized appreciation (depreciation)	(3,402,224)	7,265,897	266,540	1,249,446

Net increase in net assets resulting from operations	4,415,342	15,764,372	3,978,560	1,721,591

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(232,970)	(79,249)	(734,030)	(161,714)
Investor A	(552,520)	(555,959)	(58,170)	(7,803)
Investor P	(7,117,939)	(7,699,970)	—	—
Class K	(2,799)	(2,823)	(2,932,006)	(322,417)

Decrease in net assets resulting from distributions to shareholders	(7,906,228)	(8,338,001)	(3,724,206)	(491,934)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(14,587,213)	(19,069,783)	44,904,403	40,760,633

NET ASSETS
Total increase (decrease) in net assets	(18,078,099)	(11,643,412)	45,158,757	41,990,290
Beginning of year	346,308,678	357,952,090	59,559,889	17,569,599

End of year	$328,230,579	$346,308,678	$104,718,646	$59,559,889

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI EAFE International Index Fund		iShares Russell 2000 Small-Cap Index Fund

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$197,850,703	$145,663,273	$29,892,953	$25,488,135
Net realized gain (loss)	(13,451,057)	(319,994,595)	226,459,525	(3,821,572)
Net change in unrealized appreciation (depreciation)	597,266,857	250,780,805	150,185,274	449,403,875

Net increase in net assets resulting from operations	781,666,503	76,449,483	406,537,752	471,070,438

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(31,413,447)	(18,981,824)	(34,044,604)	(4,630,689)
Investor A	(10,423,294)	(6,032,650)	(16,774,863)	(3,073,130)
Investor P	(4,183,302)	(2,476,048)	(24,685,571)	(3,977,992)
Class K	(203,630,682)	(100,271,486)	(162,398,277)	(26,461,320)

Decrease in net assets resulting from distributions to shareholders	(249,650,725)	(127,762,008)	(237,903,315)	(38,143,131)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,348,384,504	(1,539,505,451)	443,268,536	17,181,682

NET ASSETS
Total increase (decrease) in net assets	1,880,400,282	(1,590,817,976)	611,902,973	450,108,989
Beginning of year	6,647,017,012	8,237,834,988	2,754,295,778	2,304,186,789

End of year	$8,527,417,294	$6,647,017,012	$3,366,198,751	$2,754,295,778

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	41

Financial Highlights

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund

	Institutional
					Period from
	Year Ended December 31,				11/19/18	(a)

	2021	2020	2019		to 12/31/18

Net asset value, beginning of period	$12.29	$12.02	$11.59		$11.48

Net investment income(b)	0.29	0.30	0.30		0.04
Net realized and unrealized gain (loss)	(0.11)	0.29	0.56		0.14

Net increase from investment operations	0.18	0.59	0.86		0.18

Distributions(c)
From net investment income	(0.29)	(0.30)	(0.30)			(0.04)
From net realized gain	(0.02)	(0.02)	(0.13)			(0.03)

Total distributions	(0.31)	(0.32)	(0.43)			(0.07)

Net asset value, end of period	$12.16	$12.29	$12.02		$11.59

Total Return(d)
Based on net asset value	1.54%	4.97%	7.52%		1.56	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.25%	0.23%	0.30	%(g)	0.32	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.24%	0.22%	0.23	%(g)	0.17	%(h)(i)(j)

Net investment income	2.40%	2.46%	2.49%		2.74	%(h)

Supplemental Data
Net assets, end of period (000)	$11,794	$6,115	$477		$101

Portfolio turnover rate	7%	8%	24%			3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.24% and 0.23%, respectively.

(h)	Annualized.
(i)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.69% and 0.21%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.26% and 0.16%, respectively.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor A

	Year Ended December 31,

	2021	2020	2019		2018	(a)	2017

Net asset value, beginning of year	$12.29	$12.02	$11.59		$11.81		$11.68

Net investment income(b)	0.26	0.27	0.27		0.39		0.31
Net realized and unrealized gain (loss)	(0.11)	0.29	0.56		(0.25)		0.13

Net increase from investment operations	0.15	0.56	0.83		0.14		0.44

Distributions(c)
From net investment income	(0.26)	(0.27)	(0.27)		(0.31)		(0.31)
From net realized gain	(0.02)	(0.02)	(0.13)		(0.05)		—

Total distributions	(0.28)	(0.29)	(0.40)		(0.36)		(0.31)

Net asset value, end of year	$12.16	$12.29	$12.02		$11.59		$11.81

Total Return(d)
Based on net asset value	1.28%	4.70%	7.24%		1.24%		3.83%

Ratios to Average Net Assets(e)
Total expenses	0.53%	0.50%	0.62	%(f)	0.77	%(g)	0.56%

Total expenses after fees waived and/or reimbursed	0.50%	0.48%	0.50	%(f)	0.41	%(g)	0.37%

Net investment income	2.15%	2.22%	2.25%		3.36%		2.61%

Supplemental Data
Net assets, end of year (000)	$23,348	$23,315	$23,805		$25,418		$396,544

Portfolio turnover rate	7%	8%	24%		3%		1%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.56% and 0.50%, respectively.

(g)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor P

	Year Ended December 31,

	2021	2020	2019		2018	(a)	2017

Net asset value, beginning of year	$12.29	$12.02	$11.59		$11.81		$11.68

Net investment income(b)	0.26	0.27	0.27		0.39		0.31
Net realized and unrealized gain (loss)	(0.11)	0.29	0.56		(0.25)		0.13

Net increase from investment operations	0.15	0.56	0.83		0.14		0.44

Distributions(c)
From net investment income	(0.26)	(0.27)	(0.27)		(0.31)		(0.31)
From net realized gain	(0.02)	(0.02)	(0.13)		(0.05)		—

Total distributions	(0.28)	(0.29)	(0.40)		(0.36)		(0.31)

Net asset value, end of year	$12.16	$12.29	$12.02		$11.59		$11.81

Total Return(d)
Based on net asset value	1.29%	4.69%	7.25%		1.24%		3.83%

Ratios to Average Net Assets(e)
Total expenses	0.49%	0.50%	0.53	%(f)	0.77	%(g)	0.56%

Total expenses after fees waived and/or reimbursed	0.49%	0.49%	0.50	%(f)	0.41	%(g)	0.37%

Net investment income	2.16%	2.21%	2.26%		3.35%		2.61%

Supplemental Data
Net assets, end of year (000)	$292,983	$316,772	$333,565		$352,137		$396,544

Portfolio turnover rate	7%	8%	24%		3%		1%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.47% and 0.50%, respectively.

(g)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Class K

					Period from
	Year Ended December 31,				11/19/18	(a)

	2021	2020	2019		to 12/31/18

Net asset value, beginning of period	$12.29	$12.02	$11.59		$11.48

Net investment income(b)	0.30	0.30	0.30		0.04
Net realized and unrealized gain (loss)	(0.11)	0.29	0.56		0.14

Net increase from investment operations	0.19	0.59	0.86		0.18

Distributions(c)
From net investment income	(0.30)	(0.30)	(0.30)			(0.04)
From net realized gain	(0.02)	(0.02)	(0.13)			(0.03)

Total distributions	(0.32)	(0.32)	(0.43)			(0.07)

Net asset value, end of period	$12.16	$12.29	$12.02		$11.59

Total Return(d)
Based on net asset value	1.58%	5.00%	7.57%		1.57	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.25%	0.24%	0.27	%(g)	0.33	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.20%	0.20%	0.20	%(g)	0.16	%(h)(i)(j)

Net investment income	2.45%	2.50%	2.55%		2.74	%(h)

Supplemental Data
Net assets, end of period (000)	$106	$107	$105		$101

Portfolio turnover rate	7%	8%	24%			3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.21% and 0.20%, respectively.

(h)	Annualized.
(i)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.20%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.15%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund

	Institutional

	Year Ended December 31,

	2021	2020		2019	2018	2017

Net asset value, beginning of year	$10.30	$9.98		$9.74	$9.95	$10.05

Net investment income(a)	0.46	0.25		0.15	0.22	0.16
Net realized and unrealized gain (loss)	0.07	0.23		0.30	(0.16)	(0.08)

Net increase from investment operations	0.53	0.48		0.45	0.06	0.08

Distributions(b)
From net investment income	(0.46)	(0.16)		(0.21)	(0.26)	(0.18)
From net realized gain	—	(0.00	)(c)	—	(0.01)	—
Return of capital	—	—		—	—	(0.00	)(c)

Total distributions	(0.46)	(0.16)		(0.21)	(0.27)	(0.18)

Net asset value, end of year	$10.37	$10.30		$9.98	$9.74	$9.95

Total Return(d)
Based on net asset value	5.18%	4.89%		4.66%	0.56%	0.88%

Ratios to Average Net Assets(e)
Total expenses	0.29%	0.55%		3.24%	4.96%	5.07%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%		0.11%	0.09%	0.08%

Net investment income	4.41%	2.51%		1.47%	2.19%	1.64%

Supplemental Data
Net assets, end of year (000)	$18,004	$16,549		$721	$976	$3,348

Portfolio turnover rate	10%	22%		45%	80%	200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Investor A

	Year Ended December 31,

	2021	2020		2019	2018	2017

Net asset value, beginning of year	$10.34	$9.97		$9.74	$9.95	$10.04

Net investment income(a)	0.40	0.07		0.19	0.20	0.14
Net realized and unrealized gain (loss)	0.10	0.39		0.23	(0.18)	(0.07)

Net increase from investment operations	0.50	0.46		0.42	0.02	0.07

Distributions(b)
From net investment income	(0.43)	(0.09)		(0.19)	(0.22)	(0.16)
From net realized gain	—	(0.00	)(c)	—	(0.01)	—
Return of capital	—	—		—	—	(0.00	)(c)

Total distributions	(0.43)	(0.09)		(0.19)	(0.23)	(0.16)

Net asset value, end of year	$10.41	$10.34		$9.97	$9.74	$9.95

Total Return(d)
Based on net asset value	4.89%	4.64%		4.39%	0.22%	0.76%

Ratios to Average Net Assets(e)
Total expenses	0.71%	1.18%		3.36%	6.40%	6.24%

Total expenses after fees waived and/or reimbursed	0.36%	0.36%		0.36%	0.36%	0.36%

Net investment income	3.79%	0.71%		1.94%	2.00%	1.35%

Supplemental Data
Net assets, end of year (000)	$1,908	$1,475		$737	$526	$256

Portfolio turnover rate	10%	22%		45%	80%	200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Class K

	Year Ended December 31,

	2021	2020		2019	2018	2017

Net asset value, beginning of year	$10.34	$9.98		$9.76	$9.95	$10.05

Net investment income(a)	0.49	0.12		0.25	0.31	0.25
Net realized and unrealized gain (loss)	0.04	0.36		0.21	(0.25)	(0.16)

Net increase from investment operations	0.53	0.48		0.46	0.06	0.09

Distributions(b)
From net investment income	(0.46)	(0.12)		(0.24)	(0.24)	(0.19)
From net realized gain	—	(0.00	)(c)	—	(0.01)	—
Return of capital	—	—		—	—	(0.00	)(c)

Total distributions	(0.46)	(0.12)		(0.24)	(0.25)	(0.19)

Net asset value, end of year	$10.41	$10.34		$9.98	$9.76	$9.95

Total Return(d)
Based on net asset value	5.19%	4.87%		4.72%	0.60%	0.89%

Ratios to Average Net Assets(e)
Total expenses	0.28%	0.71%		2.14%	5.80%	2.82%

Total expenses after fees waived and/or reimbursed	0.06%	0.06%		0.06%	0.06%	0.06%

Net investment income	4.69%	1.17%		2.55%	3.13%	2.45%

Supplemental Data
Net assets, end of year (000)	$84,806	$41,536		$16,112	$1,788	$1,138

Portfolio turnover rate	10%	22%		45%	80%	200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund

	Institutional

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year	$14.68	$13.86	$11.76	$14.18		$11.60

Net investment income(a)	0.41	0.30	0.42	0.42		0.39
Net realized and unrealized gain (loss)(b)	1.24	0.81	2.14	(2.31)		2.53

Net increase (decrease) from investment operations	1.65	1.11	2.56	(1.89)		2.92

Distributions(c)
From net investment income	(0.48)	(0.29)	(0.46)	(0.53)		(0.34)
Return of capital	—	—	—	(0.00	)(d)	—

Total distributions	(0.48)	(0.29)	(0.46)	(0.53)		(0.34)

Net asset value, end of year	$15.85	$14.68	$13.86	$11.76		$14.18

Total Return(e)
Based on net asset value	11.28%	8.03%	21.80%	(13.37)%		25.24%

Ratios to Average Net Assets(f)
Total expenses	0.09%	0.09%	0.08%	0.11	%(g)	0.09%

Total expenses after fees waived and/or reimbursed	0.09%	0.09%	0.08%	0.10	%(g)	0.09%

Net investment income	2.57%	2.35%	3.23%	3.02%		2.92%

Supplemental Data
Net assets, end of year (000)	$1,058,978	$1,004,855	$876,551	$753,659		$705,986

Portfolio turnover rate	3%	8%	4%	43%		23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.09% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor A

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year	$14.58	$13.78	$11.69	$14.09		$11.54

Net investment income(a)	0.36	0.27	0.39	0.38		0.34
Net realized and unrealized gain (loss)(b)	1.24	0.78	2.12	(2.28)		2.52

Net increase (decrease) from investment operations	1.60	1.05	2.51	(1.90)		2.86

Distributions(c)
From net investment income	(0.44)	(0.25)	(0.42)	(0.50)		(0.31)
Return of capital	—	—	—	(0.00	)(d)	—

Total distributions	(0.44)	(0.25)	(0.42)	(0.50)		(0.31)

Net asset value, end of year	$15.74	$14.58	$13.78	$11.69		$14.09

Total Return(e)
Based on net asset value	11.01%	7.68%	21.53%	(13.57)%		24.84%

Ratios to Average Net Assets(f)
Total expenses	0.34%	0.35%	0.35%	0.36	%(g)	0.36%

Total expenses after fees waived and/or reimbursed	0.34%	0.35%	0.35%	0.36	%(g)	0.35%

Net investment income	2.31%	2.11%	3.00%	2.74%		2.60%

Supplemental Data
Net assets, end of year (000)	$385,287	$351,999	$340,750	$305,043		$373,846

Portfolio turnover rate	3%	8%	4%	43%		23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.36% and 0.35% respectively.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor P

				Period from
	Year Ended December 31,			08/06/18	(a)

	2021	2020	2019	to 12/31/18

Net asset value, beginning of period	$14.53	$13.73	$11.65	$13.87

Net investment income(b)	0.36	0.26	0.39	0.01
Net realized and unrealized gain (loss)(c)	1.24	0.79	2.11		(1.70)

Net increase (decrease) from investment operations	1.60	1.05	2.50		(1.69)

Distributions(d)
From net investment income	(0.44)	(0.25)	(0.42)		(0.53)
Return of capital	—	—	—	(0.00	)(e)

Total distributions	(0.44)	(0.25)	(0.42)		(0.53)

Net asset value, end of period	$15.69	$14.53	$13.73	$11.65

Total Return(f)
Based on net asset value	11.05%	7.68%	21.51%	(12.25	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.34%	0.37%	0.39%	0.33	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.34%	0.37%	0.36%	0.32	%(i)(j)

Net investment income	2.30%	2.08%	2.97%	0.23	%(i)

Supplemental Data
Net assets, end of period (000)	$153,682	$146,759	$149,612	$137,266

Portfolio turnover rate	3%	8%	4%		43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.33% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Class K

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year	$14.69	$13.87	$11.76	$14.18		$11.61

Net investment income(a)	0.41	0.31	0.43	0.43		0.38
Net realized and unrealized gain (loss)(b)	1.24	0.80	2.14	(2.31)		2.54

Net increase (decrease) from investment operations	1.65	1.11	2.57	(1.88)		2.92

Distributions(c)
From net investment income	(0.48)	(0.29)	(0.46)	(0.54)		(0.35)
Return of capital	—	—	—	(0.00	)(d)	—

Total distributions	(0.48)	(0.29)	(0.46)	(0.54)		(0.35)

Net asset value, end of year	$15.86	$14.69	$13.87	$11.76		$14.18

Total Return(e)
Based on net asset value	11.33%	8.07%	21.94%	(13.33)%		25.17%

Ratios to Average Net Assets(f)
Total expenses	0.04%	0.04%	0.03%	0.06	%(g)	0.06%

Total expenses after fees waived and/or reimbursed	0.04%	0.04%	0.03%	0.05	%(g)	0.06%

Net investment income	2.60%	2.39%	3.28%	3.12%		2.80%

Supplemental Data
Net assets, end of year (000)	$6,929,470	$5,143,404	$6,870,922	$6,420,732		$9,509,257

Portfolio turnover rate	3%	8%	4%	43%		23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.05% and 0.04% respectively.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund

	Institutional

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year	$24.19	$20.46	$16.87	$19.72		$17.76

Net investment income(a)	0.25	0.23	0.27	0.28		0.25
Net realized and unrealized gain (loss)	3.28	3.84	4.02	(2.40)		2.34

Net increase (decrease) from investment operations	3.53	4.07	4.29	(2.12)		2.59

Distributions(b)
From net investment income	(0.29)	(0.25)	(0.28)	(0.20)		(0.21)
From net realized gain	(1.67)	(0.09)	(0.42)	(0.53)		(0.42)

Total distributions	(1.96)	(0.34)	(0.70)	(0.73)		(0.63)

Net asset value, end of year	$25.76	$24.19	$20.46	$16.87		$19.72

Total Return(c)
Based on net asset value	14.73%	19.97%	25.50%	(10.94)%		14.55%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.12%	0.16%	0.16%	0.18	%(g)	0.18%

Total expenses after fees waived and/or reimbursed	0.12%	0.12%	0.12%	0.12	%(g)	0.11%

Net investment income	0.93%	1.22%	1.38%	1.38%		1.36%

Supplemental Data
Net assets, end of year (000)	$479,451	$331,429	$227,381	$200,990		$167,351

Portfolio turnover rate of the Series	31%	27%	20%	28%		30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.10% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor A

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year	$24.22	$20.49	$16.89	$19.74		$17.78

Net investment income(a)	0.18	0.17	0.22	0.22		0.21
Net realized and unrealized gain (loss)	3.28	3.85	4.03	(2.40)		2.34

Net increase (decrease) from investment operations	3.46	4.02	4.25	(2.18)		2.55

Distributions(b)
From net investment income	(0.22)	(0.20)	(0.23)	(0.14)		(0.17)
From net realized gain	(1.67)	(0.09)	(0.42)	(0.53)		(0.42)

Total distributions	(1.89)	(0.29)	(0.65)	(0.67)		(0.59)

Net asset value, end of year	$25.79	$24.22	$20.49	$16.89		$19.74

Total Return(c)

Based on net asset value	14.38%	19.66%	25.20%	(11.19)%		14.35%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.40%	0.41%	0.42%	0.43	%(g)	0.45%

Total expenses after fees waived and/or reimbursed.	0.37%	0.37%	0.37%	0.37	%(g)	0.37%

Net investment income	0.66%	0.93%	1.14%	1.08%		1.13%

Supplemental Data
Net assets, end of year (000)	$243,110	$257,905	$273,413	$254,591		$249,980

Portfolio turnover rate of the Series	31%	27%	20%	28%		30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35% respectively.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor P
				Period from
	Year Ended December 31,			08/06/18	(a)

	2021	2020	2019	to 12/31/18

Net asset value, beginning of period	$24.14	$20.43	$16.84	$21.76

Net investment income(b)	0.18	0.18	0.22	0.17
Net realized and unrealized gain (loss)	3.27	3.82	4.02		(4.38)

Net increase (decrease) from investment operations	3.45	4.00	4.24		(4.21)

Distributions(c)
From net investment income	(0.22)	(0.20)	(0.23)		(0.19)
From net realized gain	(1.67)	(0.09)	(0.42)		(0.52)

Total distributions	(1.89)	(0.29)	(0.65)		(0.71)

Net asset value, end of period	$25.70	$24.14	$20.43	$16.84

Total Return(d)

Based on net asset value	14.42%	19.65%	25.25%	(19.49	)%(e)

Ratios to Average Net Assets(f)(g)(h)
Total expenses	0.38%	0.41%	0.40%	0.39	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.37%	0.37%	0.36%	0.35	%(i)(j)(k)

Net investment income	0.67%	0.95%	1.14%	2.12	%(i)

Supplemental Data
Net assets, end of period (000)	$354,746	$329,486	$301,163	$265,393

Portfolio turnover rate of the Series	31%	27%	20%		28%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.35% respectively.

(k)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.37% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Class K

	Year Ended December 31,

	2021	2020	2019	2018		2017

Net asset value, beginning of year	$24.26	$20.52	$16.91	$19.77		$17.79

Net investment income(a)	0.27	0.24	0.28	0.30		0.27
Net realized and unrealized gain (loss)	3.29	3.85	4.04	(2.43)		2.34

Net increase (decrease) from investment operations	3.56	4.09	4.32	(2.13)		2.61

Distributions(b)
From net investment income	(0.31)	(0.26)	(0.29)	(0.20)		(0.21)
From net realized gain	(1.67)	(0.09)	(0.42)	(0.53)		(0.42)

Total distributions	(1.98)	(0.35)	(0.71)	(0.73)		(0.63)

Net asset value, end of year	$25.84	$24.26	$20.52	$16.91		$19.77

Total Return(c)

Based on net asset value	14.78%	20.00%	25.62%	(10.93)%		14.69%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.07%	0.08%	0.08%	0.11	%(g)	0.14%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07	%(g)	0.07%

Net investment income	0.99%	1.26%	1.44%	1.44%		1.40%

Supplemental Data
Net assets, end of year (000)	$2,288,892	$1,835,475	$1,502,229	$945,929		$474,830

Portfolio turnover rate of the Series	31%	27%	20%	28%		30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05% respectively.

See notes to financial statements.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Index Funds, Inc. (the “Corporation”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. BlackRock FundsSM is organized as a Massachusetts business trust. BlackRock Index Funds, Inc. is organized as a Maryland corporation. The following, each of which is a series of one of BlackRock FundsSM or BlackRock Index Funds, Inc., are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock FundsSM	iShares Municipal Bond Index Fund	Municipal Bond Index	Diversified
	iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified
BlackRock Index Funds, Inc.	iShares MSCI EAFE International Index Fund	International Index	Diversified
	iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), and an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. At December 31, 2021, the percentage of the Series owned by Small Cap Index was 73.7%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For Municipal Bond Index, Short-Term TIPS Bond Index and International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when International Index is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, Small Cap Index accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The International Index may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by International Index and Small Cap Index are recorded on the ex-dividend dates. Distributions from net investment income for Municipal Bond Index and Short-Term TIPS Bond Index are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. Small Cap Index’s policy is to value its financial instruments at fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Small Cap Index records its investment in the Series at fair value based on the Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

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Notes to Financial Statements  (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the International Index securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received at Fair Value	(a)	Amount

Credit Suisse Securities (USA) LLC	$1,527,009	$(1,527,009)	$—		$—
Goldman Sachs & Co. LLC	1,700,693	(1,700,693)	—		—
J.P. Morgan Securities LLC	3,038,638	(3,038,638)	—		—
Morgan Stanley & Co. LLC	8,710,380	(8,710,380)	—		—
Wells Fargo Bank N.A.	2,112,773	(2,112,773)	—		—

	$17,089,493	$(17,089,493)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an

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Notes to Financial Statements  (continued)

investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each of the Trust and the Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Municipal Bond Index	Short-Term TIPS Bond Index	International Index

Investment advisory fees	0.10%	0.01%	0.01%

Service Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Municipal Bond Index		Short-Term TIPS Bond Index		International Index		Small Cap Index

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor P	0.25	N/A	N/A	N/A	0.25	N/A	0.25	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor P	Total

Municipal Bond Index	$59,315	$763,640	$ 822,955
Short-Term TIPS Bond Index	3,781	—	3,781
International Index	944,772	382,168	1,326,940
Small Cap Index	663,459	911,771	1,575,230

Administration: The Corporation, on behalf of Small Cap Index and International Index, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee. Effective January 1, 2021 for International Index, the Administrator is entitled to receive for these administrative services an annual fee of 0.08% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor P Shares and 0.03% of the average daily net assets of Class K Shares.

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Notes to Financial Statements  (continued)

For the year ended December 31, 2021, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

International Index	$863,518	$302,360	$122,296	$1,822,881	$3,111,055

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2021, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$30	$7,182	$1,327	$17	$8,556
Short-Term TIPS Bond Index	54	533	—	1,023	1,610
Small Cap Index	6,324	34,055	3,914	4,995	49,288

For the year ended December 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$5,358	$21,208	$167,141	$67	$193,774
Short-Term TIPS Bond Index	98	2,736	—	12,165	14,999
Small Cap Index	268,945	240,240	257,364	80,397	846,946

Other Fees: For the year ended December 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

Fund Name	Investor P

Municipal Bond Index	$ 11,383
International Index	10,407
Small Cap Index	22,525

For the year ended December 31, 2021, affiliates received CDSCs as follows:

Fund Name	Investor P

Municipal Bond Index	$ 179
Small Cap Index	8

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023 with respect to Municipal Bond Index, Short-Term TIPS Bond Index and International Index. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Municipal Bond Index	$1,120
Short-Term TIPS Bond Index	1,377
International Index	10,986

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023 with respect to Municipal Bond Index, Short-Term TIPS Bond Index and International Index. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor P	Class K

Municipal Bond Index	0.25%	0.50%	0.50%	0.20%

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Notes to Financial Statements  (continued)

Fund Name	Institutional	Investor A	Investor P	Class K

Short-Term TIPS Bond Index	0.11%	0.36%	—	0.06%
Small Cap Index	0.12	0.37	0.37%	0.07

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023 with respect to Municipal Bond Index, Short-Term TIPS Bond Index and Small-Cap Index, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2021, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager	Fees Waived and/or Reimbursed by the Administrator

Municipal Bond Index	$1,981	$—
Short-Term TIPS Bond Index	165,815	—
Small Cap Index	—	4,369

With respect to International Index, the fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The manager has contractually agreed to reimburse the Fund or provide an offsetting credit for such independent expenses through June 30, 2031. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived and/or reimbursed was $174,224.

For the year ended December 31, 2021, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$189	$5,974	$4,062	$52	$10,277
Short-Term TIPS Bond Index	—	1,982	—	12,163	14,145
Small Cap Index	16,698	86,453	45,416	2,048	150,615

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective February 16, 2023 for Short-Term TIPS Bond Index and November 16, 2025 for Municipal Bond Index, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

For the year ended December 31, 2021, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Fund Name	Institutional	Investor P

Municipal Bond Index	$52	$9,527
Short-Term TIPS Bond Index	886	—

As of December 31, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	December 31, 2022	December 31, 2023

Municipal Bond Index
Fund Level	$16,665	$1,981
Institutional	—	189
Investor A	3,359	5,974
Investor P	—	4,062
Class K	35	52

	Expiring

Fund Name/Fund Level/Share Class	December 31, 2022	February 16, 2023

Short-Term TIPS Bond Index
Fund Level	$202,508	$165,815

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

	Expiring

Fund Name/Fund Level/Share Class	December 31, 2022	February 16, 2023

Institutional	—	—
Investor A	1,581	1,982
Class K	8,574	12,163

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2021:

Fund Name/Fund Level/Share Class	Expired December 31, 2021

Municipal Bond Index
Fund Level	$117,994
Institutional	—
Investor A	20,437
Investor P	—
Class K	38
Short-Term TIPS Bond Index
Fund Level	178,375
Institutional	—
Investor A	1,410
Class K	3,831

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2021, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

Short-Term TIPS Bond Index	$827
International Index	71,853

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

During the year ended December 31, 2021, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

International Index	$263,173,808	$17,729,883	$(1,091,789)

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Municipal Bond Index	$23,545,258	$31,134,850
Short-Term TIPS Bond Index	49,861,843	7,590,065
International Index	1,493,139,538	208,046,846

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to certain deemed distributions were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

Small Cap Index	$18,012,358	$(18,012,358)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20

Municipal Bond Index
Tax-exempt income(a)	$7,302,123	$7,767,473
Ordinary income	—	11,616
Long-term capital gains	604,105	558,912

	$7,906,228	$8,338,001

Short-Term TIPS Bond Index
Ordinary income	$3,724,206	$491,934

International Index
Ordinary income	$249,650,725	$127,762,008

Small Cap Index
Ordinary income	$75,850,658	$33,976,890
Long-term capital gains	162,052,657	4,166,241

	$237,903,315	$38,143,131

(a)	The Funds designate these amounts paid during the fiscal year ended December 31, 2021, as exempt-interest dividends.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Loss(c)	Total

Municipal Bond Index	$253,969	$—	$105,270	$—	$24,106,733	$—	$24,465,972
Short-Term TIPS Bond Index	—	19,960	—	(68,856)	1,547,759	(239)	1,498,624
International Index	—	12,612,619	—	(949,177,340)	2,183,634,549	(4,394,897)	1,242,674,931
Small Cap Index	—	1,057,436	7,811,321	—	851,494,060	—	860,362,817

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing of income recognition on partnership interests, amortization methods on fixed income securities, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended December 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts

Short-Term TIPS Bond Index	$11,969

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Municipal Bond Index	$300,772,046	$24,127,398	$(20,665)	$24,106,733
Short-Term TIPS Bond Index	103,698,222	1,668,852	(121,093)	1,547,759
International Index	6,296,219,431	2,659,951,332	(476,381,323)	2,183,570,009

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Short-Term TIPS Bond Index and International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Municipal Bond Index and Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Municipal Bond Index and Short-Term TIPS Bond Indexmay also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Municipal Bond Index
Institutional
Shares sold	650,586	$7,957,426	527,852	$6,373,345
Shares issued in reinvestment of distributions	18,813	229,880	6,176	75,290
Shares redeemed	(197,401)	(2,412,656)	(76,103)	(912,767)

	471,998	$5,774,650	457,925	$5,535,868

Investor A
Shares sold	245,063	$3,009,149	249,370	$3,026,784
Shares issued in reinvestment of distributions	39,449	482,182	39,734	482,349
Shares redeemed	(262,213)	(3,206,037)	(372,148)	(4,458,279)

	22,299	$285,294	(83,044)	$(949,146)

Investor P
Shares sold	1,203,054	$14,753,952	1,241,638	$14,991,034
Shares issued in reinvestment of distributions	584,095	7,139,511	631,465	7,663,856
Shares redeemed	(3,476,299)	(42,540,620)	(3,844,076)	(46,311,395)

	(1,689,150)	$(20,647,157)	(1,970,973)	$(23,656,505)

Class K
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	$—	—	$—

	(1,194,853)	$(14,587,213)	(1,596,092)	$(19,069,783)

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Short-Term TIPS Bond Index
Institutional
Shares sold	305,714	$3,176,102	1,538,927	$15,651,855
Shares issued in reinvestment of distributions	69,714	725,448	15,764	160,899
Shares redeemed	(245,716)	(2,546,137)	(20,028)	(197,981)

	129,712	$1,355,413	1,534,663	$15,614,773

Investor A
Shares sold	171,246	$1,784,237	105,697	$1,079,056
Shares issued in reinvestment of distributions	5,235	54,679	708	7,134
Shares redeemed	(135,842)	(1,420,598)	(37,518)	(378,343)

	40,639	$418,318	68,887	$707,847

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Short-Term TIPS Bond Index (continued)
Class K
Shares sold	5,666,442	$59,144,353	3,597,381	$36,446,814
Shares issued in reinvestment of distributions	273,883	2,860,402	30,909	312,634
Shares redeemed	(1,808,850)	(18,874,083)	(1,224,848)	(12,321,435)

	4,131,475	$43,130,672	2,403,442	$24,438,013

	4,301,826	$44,904,403	4,006,992	$40,760,633

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

International Index
Institutional
Shares sold	23,127,179	$364,411,891	36,055,673	$432,943,808
Shares issued in reinvestment of distributions	1,891,131	29,454,601	1,213,193	17,385,549
Shares redeemed	(26,665,328)	(423,071,784)	(32,041,822)	(387,367,687)

	(1,647,018)	$(29,205,292)	5,227,044	$62,961,670

Investor A
Shares sold	8,903,542	$138,961,412	10,068,833	$124,413,156
Shares issued in reinvestment of distributions	655,384	10,142,811	421,138	5,991,136
Shares redeemed	(9,224,259)	(144,389,967)	(11,084,750)	(139,444,486)

	334,667	$4,714,256	(594,779)	$(9,040,194)

Investor P
Shares sold	605,499	$9,492,012	539,569	$6,667,907
Shares issued in reinvestment of distributions	270,934	4,177,007	174,418	2,472,469
Shares redeemed	(1,179,110)	(18,358,506)	(1,511,779)	(18,866,767)

	(302,677)	$(4,689,487)	(797,792)	$(9,726,391)

Class K
Shares sold	136,820,358	$2,164,004,055	86,478,810	$1,086,784,228
Shares issued in reinvestment of distributions	12,681,596	197,623,368	6,757,548	96,913,800
Shares redeemed	(62,785,698)	(984,062,396)	(238,407,702)	(2,767,398,564)

	86,716,256	$1,377,565,027	(145,171,344)	$(1,583,700,536)

	85,101,228	$1,348,384,504	(141,336,871)	$(1,539,505,451)

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Small Cap Index
Institutional
Shares sold	8,680,716	$240,094,727	7,274,334	$131,368,583
Shares issued in reinvestment of distributions	1,322,710	33,755,049	196,130	4,588,006
Shares redeemed	(5,088,628)	(138,990,726)	(4,882,192)	(88,356,989)

	4,914,798	$134,859,050	2,588,272	$47,599,600

Investor A
Shares sold	3,401,943	$94,188,064	3,519,232	$64,827,304
Shares issued in reinvestment of distributions	640,818	16,377,948	129,265	3,018,237
Shares redeemed	(5,267,709)	(146,988,976)	(6,342,853)	(117,082,253)

	(1,224,948)	$(36,422,964)	(2,694,356)	$(49,236,712)

Investor P
Shares sold	1,120,863	$30,459,520	922,473	$16,362,434
Shares issued in reinvestment of distributions	968,853	24,668,150	170,625	3,975,291
Shares redeemed	(1,935,582)	(52,802,385)	(2,186,516)	(40,047,212)

	154,134	$2,325,285	(1,093,418)	$(19,709,487)

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Small Cap Index (continued)
Class K
Shares sold	27,344,333	$747,541,231	28,669,918	$514,018,462
Shares issued in reinvestment of distributions	6,339,905	162,274,538	1,126,186	26,411,311
Shares redeemed	(20,752,569)	(567,308,604)	(27,354,595)	(501,901,492)

	12,931,669	$342,507,165	2,441,509	$38,528,281

	16,775,653	$443,268,536	1,242,007	$17,181,682

As of December 31, 2021, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Investor A	Class K	Total

Short-Term TIPS Bond Index	5,000	5,000	90,000	100,000

As of December 31, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	8,707	871	871	8,707	19,156
International Index	—	—	14,420	—	14,420
Small Cap Index	—	—	9,191	—	9,191

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund, and iShares Russell 2000 Small-Cap Index Fund and the Board of Directors/Trustees of BlackRock FundsSM and BlackRock Index Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of iShares Municipal Bond Index Fund and iShares Short-Term TIPS Bond Index Fund of BlackRock FundsSM and iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc. (collectively, the “Funds”), including the schedules of investments of iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, and iShares MSCI EAFE International Index Fund, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights

iShares Municipal Bond Index Fund	For each of the four years in the period ended December 31, 2021

iShares Short-Term TIPS Bond Index Fund	For each of the five years in the period ended December 31, 2021

iShares MSCI EAFE International Index Fund	For each of the five years in the period ended December 31, 2021

iShares Russell 2000 Small-Cap Index Fund	For each of the five years in the period ended December 31, 2021

The financial highlights of iShares Municipal Bond Index Fund for the year ended December 31, 2017 were audited by other auditors whose report dated February 27, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	71

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Dividend Income

International Index	$218,621,910
Small Cap Index	29,451,365

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Business Income

Small Cap Index	$4,391,073

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Municipal Bond Index	$44,561
Small Cap Index	180,020,579

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2021:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

International Index	$206,489,232	$16,826,407

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2021:

Fund Name	Federal Obligation Interest

Short-Term TIPS Bond Index	$3,724,406

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Small Cap Index	37.81%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Fund Name	Interest Dividend

Short-Term TIPS Bond Index	$3,724,406

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

Short-Term TIPS Bond Index	$3,724,406	$—
Small Cap Index	—	40,788,717

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Series Portfolio Information as of December 31, 2021	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

iShares Russell 2000 ETF	1%
AMC Entertainment Holdings, Inc., Class A	1
Synaptics, Inc.	1
Lattice Semiconductor Corp.	1
EastGroup Properties, Inc.	—	(a)
BJ’s Wholesale Club Holdings, Inc.	—	(a)
Tetra Tech, Inc.	—	(a)
Saia, Inc.	—	(a)
Ovintiv, Inc.	—	(a)
Tenet Healthcare Corp.	—	(a)

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	18%
Financials	16
Industrials	15
Information Technology	15
Consumer Discretionary	11
Real Estate	7
Energy	4
Materials	4
Consumer Staples	3
Communication Services	3
Utilities	3
Investment Companies	1
Short-Term Securities	6
Liabilities in Excess of Other Assets	(6)

(a)	Rounds to less than 1% of net assets.
(b)

For Master Small Cap Index Series (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S E R I E S P O R T F O L I O I N F O R M A T I O N	73

Schedule of Investments December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising Agencies — 0.4%
Advantage Solutions, Inc.(a)(b)	114,518	$918,434
Boston Omaha Corp., Class A(a)	31,949	917,895
Cardlytics, Inc.(a)	49,616	3,279,121
Chimera Investment Corp.	358,658	5,408,563
Clear Channel Outdoor Holdings, Inc.(a)	547,175	1,811,149
Emerald Holding, Inc.(a)	39,174	155,521
Entercom Communications Corp.(a)	178,691	459,236
Fluent, Inc.(a)	60,797	120,986
National CineMedia, Inc.	97,245	273,259
QuinStreet, Inc.(a)(b)	76,554	1,392,517
Thryv Holdings, Inc.(a)	11,521	473,859
Viad Corp.(a)	31,036	1,328,030

		16,538,570

Aerospace — 0.6%
AAR Corp.(a)	51,973	2,028,506
Aerojet Rocketdyne Holdings, Inc.	114,825	5,369,217
AeroVironment, Inc.(a)	34,922	2,166,212
AerSale Corp.(a)	14,018	248,679
Astronics Corp.(a)	36,144	433,728
Byrna Technologies, Inc.(a)(b)	28,185	376,270
Cadre Holdings, Inc.(a)	9,038	229,746
Ducommun, Inc.(a)	15,716	735,037
Kaman Corp.	42,238	1,822,570
Kratos Defense & Security Solutions, Inc.(a)	188,076	3,648,675
Macerich Co.	327,662	5,661,999
Moog, Inc., Class A	44,564	3,608,347
Triumph Group, Inc.(a)	96,585	1,789,720

		28,118,706

Agriculture, Fishing & Ranching — 0.3%
Andersons, Inc.	47,652	1,844,609
AquaBounty Technologies, Inc.(a)	77,821	163,424
Cadiz, Inc.(a)	33,554	129,519
Calavo Growers, Inc.	26,356	1,117,494
Cal-Maine Foods, Inc.	62,013	2,293,861
Fresh Del Monte Produce, Inc.	50,937	1,405,861
GrowGeneration Corp.(a)(b)	85,028	1,109,615
Limoneira Co.	25,358	380,370
MedAvail Holdings, Inc.(a)(b)	16,244	22,742
Sanderson Farms, Inc.	31,121	5,946,601

		14,414,096

Air Transport(a) — 0.5%
Air Transport Services Group, Inc.(b)	90,356	2,654,659
Allegiant Travel Co.	23,474	4,390,577
Atlas Air Worldwide Holdings, Inc.	44,080	4,148,809
Frontier Group Holdings, Inc.	52,782	716,252
Hawaiian Holdings, Inc.	76,108	1,398,104
Mesa Air Group, Inc.	50,631	283,534
SkyWest, Inc.	76,042	2,988,451
Spirit Airlines, Inc.(b)	151,224	3,304,244
Sun Country Airlines Holdings, Inc.	49,089	1,337,675

		21,222,305

Alternative Energy(a) — 0.3%
Aemetis, Inc.(b)	45,137	555,185
Alto Ingredients, Inc.	106,079	510,240
Ameresco, Inc., Class A	47,230	3,846,411
Centrus Energy Corp., Class A	13,577	677,628
Green Brick Partners, Inc.	46,392	1,407,069
Green Plains, Inc.	51,340	1,784,579

Security	Shares	Value

Alternative Energy (continued)
Infrastructure and Energy Alternatives, Inc.	43,682	$401,874
REX American Resources Corp.	8,390	805,440
Sunnova Energy International, Inc.	131,841	3,681,001

		13,669,427

Aluminum — 0.2%
Arconic Corp.(a)	163,376	5,393,042
Century Aluminum Co.(a)(b)	78,532	1,300,490
Kaiser Aluminum Corp.	24,030	2,257,378

		8,950,910

Asset Management & Custodian — 1.1%
Artisan Partners Asset Management, Inc., Class A	89,949	4,285,170
Assetmark Financial Holdings, Inc.(a)	30,920	810,413
B. Riley Financial, Inc.	30,730	2,730,668
Brightsphere Investment Group, Inc.	88,735	2,271,616
Cohen & Steers, Inc.	37,827	3,499,376
Cowen, Inc., Class A	39,841	1,438,260
Diamond Hill Investment Group, Inc.	4,531	880,056
Federated Hermes, Inc.	142,529	5,356,240
Focus Financial Partners, Inc., Class A(a)(b)	91,319	5,453,571
GAMCO Investors, Inc., Class A	8,691	217,101
GCM Grosvenor, Inc., Class A	67,362	707,301
Hamilton Lane, Inc., Class A	53,303	5,523,257
Open Lending Corp., Class A(a)	159,784	3,591,944
Oppenheimer Holdings, Inc., Class A	13,902	644,636
PJT Partners, Inc., Class A(b)	35,998	2,667,092
Pzena Investment Management, Inc., Class A	27,206	257,641
Sculptor Capital Management, Inc.	36,904	787,900
StepStone Group, Inc., Class A	61,912	2,573,682
Virtus Investment Partners, Inc.	11,204	3,328,708
WisdomTree Investments, Inc.	213,451	1,306,320

		48,330,952

Auto Parts — 1.2%
Adient PLC(a)(b)	144,850	6,935,418
American Axle & Manufacturing Holdings, Inc.(a)	170,779	1,593,368
Canoo, Inc.(a)(b)	162,997	1,258,337
CarParts.com, Inc.(a)(b)	75,443	844,962
Dana, Inc.	222,219	5,071,038
Dorman Products, Inc.(a)	40,227	4,546,053
Fisker, Inc.(a)	249,830	3,929,826
Fox Factory Holding Corp.(a)	64,601	10,988,630
Gentherm, Inc.(a)	50,792	4,413,825
Lordstown Motors Corp., Class A(a)	233,619	805,985
Meritor, Inc.(a)	105,280	2,608,838
Standard Motor Products, Inc.	31,903	1,671,398
Stoneridge, Inc.(a)	40,062	790,824
Tenneco, Inc., Class A(a)	107,572	1,215,564
Visteon Corp.(a)	42,136	4,682,995
Workhorse Group, Inc.(a)(b)	188,524	821,965
XL Fleet Corp.(a)	61,159	202,436
XPEL Inc.(a)	28,102	1,918,804

		54,300,266

Auto Services — 0.2%
Goodyear Tire & Rubber Co.(a)	422,830	9,014,736

Back Office Support, HR & Consulting — 1.6%
ASGN, Inc.(a)	77,971	9,621,621
Atlas Technical Consultants, Inc.(a)(b)	22,742	191,488
Barrett Business Services, Inc.	11,581	799,784
CBIZ, Inc.(a)	74,391	2,910,176
Conduent, Inc.(a)	256,673	1,370,634
CRA International, Inc.	11,737	1,095,766

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Back Office Support, HR & Consulting (continued)
ExlService Holdings, Inc.(a)	50,331	$7,286,419
Forrester Research, Inc.(a)	17,200	1,010,156
Hackett Group, Inc.	38,500	790,405
Heidrick & Struggles International, Inc.	29,596	1,294,233
HireQuest, Inc.	10,587	213,434
Huron Consulting Group, Inc.(a)	34,108	1,701,989
ICF International, Inc.	28,233	2,895,294
Insperity, Inc.	55,651	6,572,940
Kelly Services, Inc., Class A	52,428	879,217
Kforce, Inc.	31,362	2,359,050
Korn Ferry	82,509	6,248,406
Liquidity Services, Inc.(a)	40,114	885,717
Maximus, Inc.	94,414	7,521,963
NV5 Global, Inc.(a)	20,081	2,773,588
PAE, Inc.(a)(b)	106,559	1,058,131
Rekor Systems, Inc.(a)	53,352	349,456
Resources Connection, Inc.	47,710	851,146
StarTek, Inc.(a)(b)	27,578	143,957
Target Hospitality Corp.(a)	49,812	177,331
TriNet Group, Inc.(a)	62,303	5,934,984
TrueBlue, Inc.(a)	53,309	1,475,060
TTEC Holdings, Inc.	28,285	2,561,207

		70,973,552

Banks: Diversified — 8.0%
1st Source Corp.	25,200	1,249,920
Allegiance Bancshares, Inc.	31,564	1,332,316
Ambac Financial Group, Inc.(a)	68,315	1,096,456
Amerant Bancorp, Inc.(a)	40,461	1,397,928
American National Bankshares, Inc.	17,212	648,548
Ameris Bancorp	102,221	5,078,339
Arrow Financial Corp.	22,514	793,168
Associated Banc-Corp.	224,705	5,076,086
Atlantic Capital Bancshares, Inc.(a)	29,118	837,725
Atlantic Union Bankshares Corp.	114,822	4,281,712
BancFirst Corp.	27,025	1,906,884
Banco Latinoamericano de Comercio Exterior SA, Class E	48,028	797,265
Bancorp, Inc.(a)	77,374	1,958,336
Bank First Corp.(b)	10,024	724,134
Bank of Marin Bancorp	22,444	835,590
Bank of NT Butterfield & Son Ltd.	76,267	2,906,535
Banner Corp.	52,372	3,177,409
Bar Harbor Bankshares	21,850	632,121
Blue Ridge Bankshares, Inc.	21,103	377,744
Bridgewater Bancshares, Inc.(a)	35,112	621,131
Bryn Mawr Bank Corp.	29,867	1,344,314
Business First Bancshares, Inc.	28,633	810,600
Byline Bancorp, Inc.	37,376	1,022,234
Cadence Bank	223,939	6,671,143
Cambridge Bancorp	10,129	947,973
Camden National Corp.	23,340	1,124,054
Capital Bancorp, Inc.	13,728	359,674
Capital City Bank Group, Inc.	21,636	571,190
Capitol Federal Financial, Inc.	198,169	2,245,255
Capstar Financial Holdings, Inc.	27,812	584,886
Carter Bankshares, Inc.(a)	35,497	546,299
Cathay General Bancorp	113,031	4,859,203
CBTX, Inc.	31,455	912,195
Central Pacific Financial Corp.	36,134	1,017,895
CIT Group, Inc.	151,962	7,801,729
Citizens & Northern Corp.	21,059	550,061

Security	Shares	Value

Banks: Diversified (continued)
City Holding Co.	23,672	$1,936,133
Civista Bancshares, Inc.	26,232	640,061
CNB Financial Corp.	23,280	616,920
Coastal Financial Corp.(a)	14,039	710,654
Columbia Banking System, Inc.	111,572	3,650,636
Columbia Financial, Inc.(a)	61,595	1,284,872
Community Bank System, Inc.	80,268	5,978,361
Community Trust Bancorp, Inc.	22,638	987,243
ConnectOne Bancorp, Inc.	54,957	1,797,643
CrossFirst Bankshares, Inc.(a)	70,864	1,106,187
Customers Bancorp, Inc.(a)	45,036	2,944,003
CVB Financial Corp.	196,554	4,208,221
Eagle Bancorp, Inc.	47,681	2,781,710
Eastern Bankshares, Inc.	261,999	5,284,520
Enterprise Bancorp, Inc.	13,849	622,097
Enterprise Financial Services Corp.	53,555	2,521,905
Equity Bancshares, Inc., Class A	20,806	705,948
Farmers National Banc Corp.	50,373	934,419
FB Financial Corp.	50,587	2,216,722
Fidelity D&D Bancorp, Inc.	6,449	380,491
Financial Institutions, Inc.	26,478	842,000
First Bancorp, Inc.	16,608	521,491
First BanCorp, Puerto Rico	315,153	4,342,808
First Bancorp/Southern Pines NC	51,199	2,340,818
First Bancshares, Inc.	32,134	1,241,015
First Bank/Hamilton	24,595	356,873
First Busey Corp.	77,953	2,114,085
First Commonwealth Financial Corp.	139,403	2,242,994
First Community Bancshares, Inc.	25,204	842,318
First Financial Bancorp	141,314	3,445,235
First Financial Bankshares, Inc.	198,367	10,084,978
First Financial Corp.	15,868	718,662
First Foundation, Inc.	57,517	1,429,873
First Internet Bancorp	14,564	685,091
First Interstate Bancsystem, Inc., Class A	62,564	2,544,478
First Merchants Corp.	85,114	3,565,425
First Mid Bancshares, Inc.	23,111	988,920
First Midwest Bancorp, Inc.	171,475	3,511,808
First of Long Island Corp.	40,270	869,429
Five Star Bancorp	17,219	516,570
Flagstar Bancorp, Inc.	78,762	3,775,850
FS Bancorp, Inc.	12,270	412,640
Fulton Financial Corp.	242,048	4,114,816
German American Bancorp, Inc.	38,518	1,501,432
Glacier Bancorp, Inc.	168,420	9,549,414
Great Western Bancorp, Inc.	80,841	2,745,360
Guaranty Bancshares, Inc.	11,719	440,400
Hancock Whitney Corp.	132,107	6,607,992
Hanmi Financial Corp.	35,695	845,258
HarborOne Bancorp, Inc.	79,912	1,185,894
HBT Financial, Inc.	16,051	300,635
Heartland Financial USA, Inc.	60,975	3,085,945
Heritage Commerce Corp.	96,249	1,149,213
Home BancShares, Inc.	233,363	5,682,389
Hope Bancorp, Inc.	162,875	2,395,891
Horizon Bancorp, Inc.	66,840	1,393,614
Howard Bancorp, Inc.(a)	20,178	439,679
Independent Bank Corp.	97,898	6,291,148
Independent Bank Group, Inc.	57,278	4,132,608
International Bancshares Corp.	81,607	3,459,321
Lakeland Bancorp, Inc.	75,630	1,436,214
Lakeland Financial Corp.	36,651	2,937,211

S E R I E S S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
Live Oak Bancshares, Inc.(b)	48,894	$4,267,957
Luther Burbank Corp.	30,326	425,777
Macatawa Bank Corp.	45,179	398,479
Mercantile Bank Corp.	22,520	788,876
Merchants Bancorp	16,391	775,786
Metrocity Bankshares, Inc.	28,203	776,429
Metropolitan Bank Holding Corp.(a)	14,713	1,567,376
Mid Penn Bancorp, Inc.	17,993	571,098
Midland States Bancorp, Inc.	32,587	807,832
MVB Financial Corp.	14,651	608,310
National Bank Holdings Corp., Class A	42,117	1,850,621
NBT Bancorp, Inc.	65,310	2,515,741
Nicolet Bankshares, Inc.(a)(b)	18,443	1,581,487
Northrim BanCorp, Inc.	9,948	432,340
OFG Bancorp	73,665	1,956,542
Old National Bancorp	241,751	4,380,528
Old Second Bancorp, Inc.	47,962	603,842
Origin Bancorp, Inc.	33,731	1,447,735
Orrstown Financial Services, Inc.	17,730	446,796
Pacific Premier Bancorp, Inc.	121,865	4,878,256
Park National Corp.	21,882	3,004,617
PCSB Financial Corp.	24,272	462,139
Peapack Gladstone Financial Corp.	30,765	1,089,081
Peoples Bancorp, Inc.	39,600	1,259,676
Peoples Financial Services Corp.	10,739	565,838
Pioneer Bancorp, Inc.(a)	20,117	227,724
Preferred Bank/Los Angeles CA	13,047	936,644
Primis Financial Corp.	32,511	488,965
Provident Financial Services, Inc.	116,700	2,826,474
QCR Holdings, Inc.	24,093	1,349,208
RBB Bancorp	26,421	692,230
Red River Bancshares, Inc.	7,783	416,391
Reliant Bancorp, Inc.	23,597	837,693
Renasant Corp.	83,410	3,165,409
Republic Bancorp, Inc., Class A	15,627	794,477
Republic First Bancorp, Inc.(a)	77,302	287,563
S&T Bancorp, Inc.	55,903	1,762,063
Sandy Spring Bancorp, Inc.	66,961	3,219,485
Seacoast Banking Corp. of Florida	81,313	2,877,667
ServisFirst Bancshares, Inc.	76,093	6,463,339
Sierra Bancorp	23,052	625,862
Silvergate Capital Corp., Class A(a)(b)	42,114	6,241,295
Simmons First National Corp., Class A	166,048	4,911,700
SmartFinancial, Inc.	21,356	584,300
South Plains Financial, Inc.	17,062	474,494
South State Corp.	106,974	8,569,687
Southern First Bancshares, Inc.(a)	11,833	739,444
Southside Bancshares, Inc.	48,411	2,024,548
Spirit of Texas Bancshares, Inc.	21,126	608,006
Stock Yards Bancorp, Inc.	36,772	2,348,995
Summit Financial Group, Inc.	19,115	524,707
Texas Capital Bancshares, Inc.(a)	77,685	4,680,521
Third Coast Bancshares, Inc.(a)	4,782	124,236
Tompkins Financial Corp.	22,163	1,852,384
TowneBank	103,982	3,284,791
Trico Bancshares	40,262	1,729,656
TriState Capital Holdings, Inc.(a)	44,534	1,347,599
Triumph Bancorp, Inc.(a)(b)	36,006	4,287,594
TrustCo Bank Corp.	30,655	1,021,118
Trustmark Corp.	95,350	3,095,061
UMB Financial Corp.	66,742	7,081,994
United Bankshares, Inc.	201,239	7,300,951

Security	Shares	Value

Banks: Diversified (continued)
United Community Banks, Inc.	120,164	$4,318,694
Univest Financial Corp.	45,724	1,368,062
Valley National Bancorp	609,660	8,382,825
Veritex Holdings, Inc.	71,024	2,825,335
Washington Trust Bancorp, Inc.	26,664	1,503,050
WesBanco, Inc.	93,018	3,254,700
West BanCorp., Inc.	26,795	832,521
Westamerica BanCorp	40,498	2,337,950

		367,585,164

Banks: Savings, Thrift & Mortgage Lending — 1.0%
Amalgamated Financial Corp.	20,899	350,476
Axos Financial, Inc.(a)	87,022	4,865,400
Banc of California, Inc.	80,914	1,587,533
BankUnited, Inc.	135,480	5,732,159
Berkshire Hills Bancorp, Inc.	65,241	1,854,802
Brookline Bancorp, Inc.	112,560	1,822,346
Finance Of America Cos., Inc., Class A(a)	44,228	175,585
Flushing Financial Corp.	44,444	1,079,989
Great Southern Bancorp, Inc.	14,826	878,441
Heritage Financial Corp.	53,775	1,314,261
Hingham Institution for Savings	2,201	924,156
Home Bancorp, Inc.	12,224	507,418
Home Point Capital, Inc.	7,506	33,777
HomeStreet, Inc.	27,559	1,433,068
Investors Bancorp, Inc.	348,182	5,274,957
Kearny Financial Corp.	98,841	1,309,643
Ladder Capital Corp.	180,104	2,159,447
Northfield Bancorp, Inc.	74,887	1,210,174
Northwest Bancshares, Inc.	184,801	2,616,782
OceanFirst Financial Corp.	89,605	1,989,231
Premier Financial Corp.	55,468	1,714,516
Provident Bancorp, Inc.	32,679	607,829
Southern Missouri Bancorp, Inc.	12,070	629,692
Washington Federal, Inc.	98,218	3,278,517
Waterstone Financial, Inc.	33,179	725,293
WSFS Financial Corp.	72,072	3,612,249

		47,687,741

Beverage: Soft Drinks — 0.4%
Celsius Holdings, Inc.(a)	82,527	6,154,039
Coca-Cola Consolidated, Inc.	7,185	4,448,880
Duckhorn Portfolio, Inc.(a)	54,933	1,282,136
National Beverage Corp.	35,891	1,626,939
NewAge, Inc.(a)(b)	243,878	251,194
Primo Water Corp.	240,603	4,241,831
Zevia PBC, Class A(a)(b)	14,065	99,158

		18,104,177

Biotechnology — 8.2%
2seventy bio, Inc.(a)	34,034	872,291
4D Molecular Therapeutics, Inc.(a)	42,274	927,492
89bio, Inc.(a)(b)	12,295	160,696
9 Meters Biopharma, Inc.(a)	312,482	305,826
Acumen Pharmaceuticals, Inc.(a)	14,760	99,778
Adagio Therapeutics, Inc.(a)(b)	32,171	233,561
Adicet Bio, Inc.(a)	32,454	567,620
Aduro Biotech, Inc.(c)	21,953	65,859
Adverum Biotechnologies, Inc.(a)	136,226	239,758
Aeglea BioTherapeutics, Inc.(a)	71,346	338,894
Aerovate Therapeutics, Inc.(a)	11,232	132,425
Affimed NV(a)	178,550	985,596
Agenus, Inc.(a)	341,122	1,098,413
Agios Pharmaceuticals, Inc.(a)	82,856	2,723,477

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Akebia Therapeutics, Inc.(a)	277,261	$626,610
Akero Therapeutics, Inc.(a)	38,642	817,278
Akouos, Inc.(a)	36,026	306,221
Albireo Pharma, Inc.(a)	25,915	603,560
Aldeyra Therapeutics, Inc.(a)	73,079	292,316
Alector, Inc.(a)	89,457	1,847,287
Aligos Therapeutics, Inc.(a)(b)	36,306	430,952
Allakos, Inc.(a)(b)	54,307	531,666
Allogene Therapeutics, Inc.(a)	103,112	1,538,431
Allovir, Inc.(a)	44,294	573,164
Alpine Immune Sciences, Inc.(a)	25,129	348,037
Altimmune, Inc.(a)	61,429	562,690
ALX Oncology Holdings, Inc.(a)	26,983	579,865
Amicus Therapeutics, Inc.(a)(b)	403,125	4,656,094
AnaptysBio, Inc.(a)	29,368	1,020,538
Anavex Life Sciences Corp.(a)	102,609	1,779,240
ANI Pharmaceuticals, Inc.(a)	16,566	763,361
Annexon, Inc.(a)(b)	46,724	536,859
Apellis Pharmaceuticals, Inc.(a)	109,583	5,181,084
Applied Molecular Transport, Inc.(a)	37,144	519,273
Applied Therapeutics, Inc.(a)	33,159	296,773
Arbutus Biopharma Corp.(a)	118,224	459,891
Arcturus Therapeutics Holdings, Inc.(a)(b)	32,372	1,198,088
Arcus Biosciences, Inc.(a)(b)	68,699	2,780,249
Arcutis Biotherapeutics, Inc.(a)	43,527	902,750
Ardelyx, Inc.(a)(b)	152,253	167,478
Arena Pharmaceuticals, Inc.(a)	94,696	8,801,046
Arvinas, Inc.(a)	72,161	5,927,305
Atara Biotherapeutics, Inc.(a)	133,582	2,105,252
Athenex, Inc.(a)(b)	159,533	216,965
Athersys, Inc.(a)(b)	255,927	231,000
Atossa Therapeutics, Inc.(a)(b)	177,719	284,350
Atreca, Inc., Class A(a)(b)	45,165	136,850
Aura Biosciences, Inc.(a)	6,760	114,785
Avid Bioservices, Inc.(a)(b)	91,969	2,683,655
Avidity Biosciences, Inc.(a)	57,734	1,372,337
Avita Medical, Inc.(a)	35,610	426,608
Avrobio, Inc.(a)	52,376	201,648
Beam Therapeutics, Inc.(a)(b)	78,409	6,248,413
Beyondspring, Inc.(a)(b)	35,019	158,636
BioAtla, Inc.(a)	23,389	459,126
BioCryst Pharmaceuticals, Inc.(a)	275,710	3,818,583
BioDelivery Sciences International, Inc.(a)	139,121	431,275
Biohaven Pharmaceutical Holding Co. Ltd.(a)	85,319	11,757,811
Biomea Fusion, Inc.(a)	29,655	220,930
Bioventus, Inc., Class A(a)(b)	46,155	668,786
Bioxcel Therapeutics, Inc.(a)	25,925	527,055
Black Diamond Therapeutics, Inc.(a)	46,156	246,011
Bluebird Bio, Inc.(a)(b)	102,103	1,020,009
Blueprint Medicines Corp.(a)	89,734	9,611,409
Bolt Biotherapeutics, Inc.(a)(b)	35,008	171,539
Bridgebio Pharma, Inc.(a)	162,470	2,710,000
Brooklyn ImmunoTherapeutics, Inc.(a)	44,700	186,399
C4 Therapeutics, Inc.(a)	59,298	1,909,396
Cardiff Oncology, Inc.(a)	53,346	320,609
Caribou Biosciences, Inc.(a)	29,300	442,137
Castle Biosciences, Inc.(a)	33,145	1,420,926
Catalyst Pharmaceuticals, Inc.(a)	150,582	1,019,440
Celcuity, Inc.(a)	10,906	143,850
Celldex Therapeutics, Inc.(a)	70,437	2,721,686
CEL-SCI Corp.(a)	55,169	391,700
Century Therapeutics, Inc.(a)(b)	22,525	357,247
Cerevel Therapeutics Holdings, Inc.(a)	62,420	2,023,656

Security	Shares	Value

Biotechnology (continued)
ChemoCentryx, Inc.(a)	81,906	$2,982,197
Chinook Therapeutics, Inc.(a)	58,543	954,836
Clene, Inc.(a)(b)	31,295	128,310
Clovis Oncology, Inc.(a)(b)	166,183	450,356
Codexis, Inc.(a)	91,580	2,863,707
Codiak Biosciences, Inc.(a)	22,710	252,989
Cogent Biosciences, Inc.(a)	54,386	466,632
Coherus Biosciences, Inc.(a)	101,091	1,613,412
Collegium Pharmaceutical, Inc.(a)	52,060	972,481
Contra GTX, Inc.(b)(c)	944	968
Cortexyme, Inc.(a)	30,019	378,840
Crinetics Pharmaceuticals, Inc.(a)	70,314	1,997,621
Cue Biopharma, Inc.(a)	46,824	529,579
Cullinan Oncology, Inc.(a)	39,446	608,652
Curis, Inc.(a)(b)	130,842	622,808
Cymabay Therapeutics, Inc.(a)	104,476	353,129
Cytokinetics, Inc.(a)	121,640	5,544,351
CytomX Therapeutics, Inc.(a)	111,108	481,098
CytoSorbents Corp.(a)	64,033	268,298
Day One Biopharmaceuticals, Inc.(a)	18,845	317,538
Deciphera Pharmaceuticals, Inc.(a)	62,795	613,507
Denali Therapeutics, Inc.(a)	139,410	6,217,686
Design Therapeutics, Inc.(a)(b)	38,869	832,185
Douglas Elliman, Inc.	109,704	1,261,596
Dynavax Technologies Corp.(a)	165,212	2,324,533
Dyne Therapeutics, Inc.(a)	44,808	532,767
Editas Medicine, Inc.(a)	105,523	2,801,636
Eiger Biopharmaceuticals, Inc.(a)	48,670	252,597
Eliem Therapeutics, Inc.(a)(b)	10,890	113,909
Emergent BioSolutions, Inc.(a)	74,869	3,254,555
Entrada Therapeutics, Inc.(a)(b)	12,531	214,531
Epizyme, Inc.(a)	137,866	344,665
Erasca, Inc.(a)(b)	30,012	467,587
Evelo Biosciences, Inc.(a)(b)	47,428	287,888
EyePoint Pharmaceuticals, Inc.(a)	32,802	401,496
Fate Therapeutics, Inc.(a)	124,526	7,286,016
FibroGen, Inc.(a)	133,924	1,888,328
Finch Therapeutics Group, Inc.(a)	13,935	138,932
Foghorn Therapeutics, Inc.(a)	32,469	742,566
Forma Therapeutics Holdings, Inc.(a)	52,861	751,683
Forte Biosciences, Inc.(a)(b)	16,626	35,580
Fortress Biotech, Inc.(a)	112,543	281,358
Frequency Therapeutics, Inc.(a)(b)	60,914	312,489
Fulcrum Therapeutics, Inc.(a)	41,003	725,343
G1 Therapeutics, Inc.(a)(b)	62,743	640,606
Gemini Therapeutics, Inc.(a)(b)	30,941	90,038
Generation Bio Co.(a)(b)	72,200	511,176
Geron Corp.(a)	436,582	532,630
Global Blood Therapeutics, Inc.(a)	95,649	2,799,646
Gossamer Bio, Inc.(a)	99,910	1,129,982
Graphite Bio, Inc.(a)	24,627	306,114
Greenwich Lifesciences, Inc.(a)	5,921	144,058
Gritstone bio, Inc.(a)	65,192	838,369
GT Biopharma, Inc.(a)	34,934	106,549
Halozyme Therapeutics, Inc.(a)	212,482	8,543,901
Harpoon Therapeutics, Inc.(a)	35,617	268,908
Harvard Bioscience, Inc.(a)	61,301	432,172
Heron Therapeutics, Inc.(a)(b)	142,674	1,302,614
Homology Medicines, Inc.(a)	66,601	242,428
Hookipa Pharma, Inc.(a)	22,901	53,359
Humanigen, Inc.(a)	67,653	251,669
iBio, Inc.(a)	316,447	173,729
Icosavax, Inc.(a)(b)	19,539	447,052

S E R I E S S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Ideaya Biosciences, Inc.(a)	50,300	$1,189,092
IGM Biosciences, Inc.(a)	14,052	412,145
Imago Biosciences, Inc.(a)(b)	14,561	345,241
Immuneering Corp., Class A(a)(b)	12,353	199,748
Immunic, Inc.(a)	28,435	272,123
ImmunityBio, Inc.(a)(b)	101,128	614,858
ImmunoGen, Inc.(a)(b)	302,558	2,244,980
Immunovant, Inc.(a)	58,435	497,866
Impel Neuropharma, Inc.(a)(b)	10,369	89,484
Inhibrx, Inc.(a)(b)	42,656	1,862,788
Inovio Pharmaceuticals, Inc.(a)(b)	314,243	1,568,073
Inozyme Pharma, Inc.(a)	17,048	116,267
Insmed, Inc.(a)	181,119	4,933,682
Instil Bio, Inc.(a)(b)	83,593	1,430,276
Intellia Therapeutics, Inc.(a)(b)	106,783	12,626,022
Intercept Pharmaceuticals, Inc.(a)(b)	38,914	633,909
Invitae Corp.(a)(b)	305,417	4,663,718
iTeos Therapeutics, Inc.(a)	30,882	1,437,866
IVERIC bio, Inc.(a)	176,152	2,945,261
Janux Therapeutics, Inc.(a)(b)	24,304	479,518
Jounce Therapeutics, Inc.(a)	59,732	498,762
Kala Pharmaceuticals, Inc.(a)(b)	61,146	73,987
Kaleido Biosciences, Inc.(a)	19,163	45,800
KalVista Pharmaceuticals, Inc.(a)	33,923	448,801
Karuna Therapeutics, Inc.(a)	33,928	4,444,568
Karyopharm Therapeutics, Inc.(a)(b)	109,244	702,439
KemPharm, Inc.(a)(b)	42,902	373,676
Keros Therapeutics, Inc.(a)	23,575	1,379,373
Kezar Life Sciences, Inc.(a)	54,942	918,630
Kiniksa Pharmaceuticals Ltd., Class A(a)	44,646	525,483
Kinnate Biopharma, Inc.(a)	38,328	679,172
Kodiak Sciences, Inc.(a)	51,580	4,372,952
Kronos Bio, Inc.(a)(b)	58,058	789,008
Krystal Biotech, Inc.(a)	27,467	1,921,317
Kura Oncology, Inc.(a)	97,596	1,366,344
Kymera Therapeutics, Inc.(a)(b)	52,634	3,341,733
Lexicon Pharmaceuticals, Inc.(a)	102,558	404,079
Ligand Pharmaceuticals, Inc.(a)	23,084	3,565,555
Lineage Cell Therapeutics, Inc.(a)(b)	177,498	434,870
Lyell Immunopharma, Inc.(a)	35,757	276,759
MacroGenics, Inc.(a)	93,307	1,497,577
Madrigal Pharmaceuticals, Inc.(a)	18,136	1,536,845
Magenta Therapeutics, Inc.(a)	54,237	240,270
MannKind Corp.(a)(b)	377,716	1,650,619
Marinus Pharmaceuticals, Inc.(a)	55,784	662,714
MaxCyte, Inc.(a)	145,289	1,480,495
MeiraGTx Holdings plc(a)	45,301	1,075,446
Mersana Therapeutics, Inc.(a)	104,963	652,870
MiMedx Group, Inc.(a)	165,237	998,031
Mirum Pharmaceuticals, Inc.(a)	8,546	136,309
Molecular Templates, Inc.(a)	68,237	267,489
Monte Rosa Therapeutics, Inc.(a)	17,497	357,289
Morphic Holding, Inc.(a)	32,042	1,518,150
Mustang Bio, Inc.(a)	105,659	175,394
Myriad Genetics, Inc.(a)	121,562	3,355,111
Neoleukin Therapeutics, Inc.(a)	49,979	240,899
NexImmune, Inc.(a)(b)	8,158	37,608
NGM Biopharmaceuticals, Inc.(a)	49,964	884,862
Nkarta, Inc.(a)	22,072	338,805
Nurix Therapeutics, Inc.(a)	49,846	1,443,042
Nuvalent, Inc., Class A(a)	16,230	309,019
Ocugen, Inc.(a)(b)	278,977	1,269,345
Olema Pharmaceuticals, Inc.(a)	38,665	361,904

Security	Shares	Value

Biotechnology (continued)
Omega Therapeutics, Inc.(a)	9,752	$110,490
Omeros Corp.(a)(b)	90,803	583,863
Oncocyte Corp.(a)	110,088	238,891
Oncorus, Inc.(a)	30,013	158,169
Oncternal Therapeutics, Inc.(a)	65,934	149,670
OPKO Health, Inc.(a)(b)	605,169	2,910,863
ORIC Pharmaceuticals, Inc.(a)	48,221	708,849
Outlook Therapeutics, Inc.(a)(b)	125,636	170,865
Oyster Point Pharma, Inc.(a)(b)	21,266	388,317
Pacific Biosciences of California, Inc.(a)(b)	297,677	6,090,471
Passage Bio, Inc.(a)	59,966	380,784
Personalis, Inc.(a)	54,190	773,291
Phathom Pharmaceuticals, Inc.(a)	30,061	591,300
PMV Pharmaceuticals, Inc.(a)	39,497	912,381
Portage Biotech, Inc.(a)	6,706	71,955
Poseida Therapeutics, Inc.(a)	48,124	327,724
Praxis Precision Medicines, Inc.(a)	49,737	979,819
Precigen, Inc.(a)	144,839	537,353
Precision BioSciences, Inc.(a)(b)	77,298	572,005
Prelude Therapeutics, Inc.(a)(b)	14,971	186,389
Prometheus Biosciences, Inc.(a)(b)	45,801	1,810,972
Protagonist Therapeutics, Inc.(a)	68,775	2,352,105
Prothena Corp. PLC(a)	55,442	2,738,835
Provention Bio, Inc.(a)(b)	80,450	452,129
PTC Therapeutics, Inc.(a)(b)	105,581	4,205,291
Pulse Biosciences, Inc.(a)	21,148	313,202
Puma Biotechnology, Inc.(a)	47,281	143,734
Pyxis Oncology, Inc.(a)	15,394	168,872
RadNet, Inc.(a)	71,625	2,156,629
Rallybio Corp.(a)	4,500	42,930
Rapt Therapeutics, Inc.(a)	32,957	1,210,511
Recursion Pharmaceuticals, Inc., Class A(a)	176,629	3,025,655
REGENXBIO, Inc.(a)	59,760	1,954,152
Relay Therapeutics, Inc.(a)	107,404	3,298,377
Relmada Therapeutics, Inc.(a)	22,508	507,105
Replimune Group, Inc.(a)	47,471	1,286,464
Revolution Medicines, Inc.(a)(b)	89,866	2,261,927
Rhythm Pharmaceuticals, Inc.(a)	67,808	676,724
Rigel Pharmaceuticals, Inc.(a)	256,348	679,322
Rocket Pharmaceuticals, Inc.(a)(b)	63,341	1,382,734
Rubius Therapeutics, Inc.(a)	68,336	661,492
Sana Biotechnology, Inc.(a)(b)	131,093	2,029,320
Sangamo Therapeutics, Inc.(a)	182,613	1,369,598
Scholar Rock Holding Corp.(a)(b)	42,334	1,051,577
Selecta Biosciences, Inc.(a)	154,589	503,960
Sensei Biotherapeutics, Inc.(a)	33,652	195,182
Seres Therapeutics, Inc.(a)	105,148	875,883
Sesen Bio, Inc.(a)(b)	303,015	246,957
Shattuck Labs, Inc.(a)	39,554	336,605
Sigilon Therapeutics, Inc.(a)	10,362	28,599
Silverback Therapeutics, Inc.(a)(b)	32,599	217,109
Singular Genomics Systems, Inc.(a)	19,168	221,582
Solid Biosciences, Inc.(a)	103,306	180,786
Sorrento Therapeutics, Inc.(a)(b)	453,020	2,106,543
Spero Therapeutics, Inc.(a)(b)	36,207	579,674
SpringWorks Therapeutics, Inc.(a)	44,774	2,775,093
Spruce Biosciences, Inc.(a)(b)	9,625	42,928
SQZ Biotechnologies Co.(a)	33,371	298,003
Stoke Therapeutics, Inc.(a)	28,614	686,450
Summit Therapeutics, Inc.(a)	34,667	93,254
Surface Oncology, Inc.(a)	50,001	239,005
Sutro Biopharma, Inc.(a)	65,442	973,777
Syros Pharmaceuticals, Inc.(a)	112,522	366,822

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Talaris Therapeutics, Inc.(a)	32,454	$496,222
Taysha Gene Therapies, Inc.(a)(b)	32,800	382,120
TCR2 Therapeutics, Inc.(a)	43,536	202,878
Tenaya Therapeutics, Inc.(a)	21,583	408,998
Travere Therapeutics, Inc.(a)	90,084	2,796,207
Trevena, Inc.(a)(b)	237,659	138,436
Turning Point Therapeutics, Inc.(a)	70,544	3,364,949
Twist Bioscience Corp.(a)(b)	72,404	5,603,346
Tyra Biosciences, Inc.(a)(b)	16,362	230,213
UroGen Pharma Ltd.(a)(b)	29,912	284,463
Vanda Pharmaceuticals, Inc.(a)	84,079	1,319,200
Vaxart, Inc.(a)(b)	187,570	1,176,064
Vaxcyte, Inc.(a)	61,780	1,469,746
VBI Vaccines, Inc.(a)	276,911	647,972
Vera Therapeutics, Inc.(a)	15,094	403,312
Veracyte, Inc.(a)	104,018	4,285,542
Verastem, Inc.(a)	257,792	528,474
Vericel Corp.(a)(b)	71,237	2,799,614
Verrica Pharmaceuticals, Inc.(a)(b)	21,272	194,852
Verve Therapeutics, Inc.(a)(b)	24,058	887,018
Viking Therapeutics, Inc.(a)	101,263	465,810
Vincerx Pharma, Inc.(a)(b)	22,974	234,105
Vir Biotechnology, Inc.(a)	91,938	3,849,444
Viracta Therapeutics, Inc.(a)	53,640	195,786
VistaGen Therapeutics, Inc.(a)	281,092	548,129
Vor BioPharma, Inc.(a)(b)	29,060	337,677
Werewolf Therapeutics, Inc.(a)(b)	37,944	451,913
XBiotech, Inc.	21,897	243,714
Xencor, Inc.(a)	86,873	3,485,345
Xilio Therapeutics, Inc.(a)	12,495	199,920
XOMA Corp.(a)(b)	9,810	204,539
Y-mAbs Therapeutics, Inc.(a)	53,449	866,408
Zentalis Pharmaceuticals, Inc.(a)	55,809	4,691,305
ZIOPHARM Oncology, Inc.(a)(b)	326,456	355,837

		375,203,300

Building Materials — 0.8%
Aspen Aerogels, Inc.(a)	33,994	1,692,561
BlueLinx Holdings, Inc.(a)	14,233	1,362,952
Caesarstone Ltd.	34,219	388,044
Cornerstone Building Brands, Inc.(a)	83,579	1,457,618
Gibraltar Industries, Inc.(a)	50,132	3,342,802
Griffon Corp.	69,919	1,991,293
Masonite International Corp.(a)	36,515	4,306,944
Patrick Industries, Inc.	34,860	2,812,853
PGT Innovations, Inc.(a)	87,158	1,960,184
Quanex Building Products Corp.	49,618	1,229,534
Simpson Manufacturing Co., Inc.	66,740	9,281,532
Summit Materials, Inc., Class A(a)(b)	182,110	7,309,895

		37,136,212

Building: Climate Control — 0.3%
AAON, Inc.	64,111	5,092,337
Comfort Systems USA, Inc.	54,665	5,408,555
View, Inc.(a)(b)	207,380	810,856

		11,311,748

Building: Roofing, Wallboard & Plumbing(a) — 0.2%
Beacon Roofing Supply, Inc.	85,554	4,906,522
Forterra, Inc.	43,495	1,034,311
JELD-WEN Holding, Inc.(b)	140,474	3,702,895

		9,643,728

Security	Shares	Value

Cable Television Services(a) — 0.1%
AMC Networks, Inc., Class A(b)	44,617	$1,536,609
Liberty Latin America Ltd., Class A	87,902	1,024,937
Liberty Latin America Ltd., Class C	212,722	2,425,031
WideOpenWest, Inc.	80,336	1,728,831

		6,715,408

Casinos & Gambling — 0.4%
Accel Entertainment, Inc.(a)	86,055	1,120,436
Century Casinos, Inc.(a)	41,366	503,838
Full House Resorts, Inc.(a)	47,443	574,535
Golden Nugget Online Gaming, Inc.(a)	61,035	607,298
International Game Technology PLC	153,061	4,424,993
Monarch Casino & Resort, Inc.(a)	20,052	1,482,845
Scientific Games Corp., Class A(a)	147,220	9,838,713

		18,552,658

Cement — 0.0%
Concrete Pumping Holdings, Inc.(a)	40,542	332,444

Chemicals: Diversified — 0.8%
AdvanSix, Inc.	41,573	1,964,324
American Vanguard Corp.	45,118	739,484
Avient Corp.	139,695	7,815,935
Cabot Corp.	86,327	4,851,578
CSW Industrials, Inc.	22,663	2,739,050
Danimer Scientific, Inc.(a)(b)	137,072	1,167,854
Ecovyst, Inc.	78,142	800,174
GCP Applied Technologies, Inc.(a)	75,230	2,381,782
Hawkins, Inc.	29,814	1,176,162
Ingevity Corp.(a)	61,102	4,381,013
Landec Corp.(a)	42,588	472,727
Marrone Bio Innovations, Inc.(a)(b)	93,408	67,273
PureCycle Technologies, Inc.(a)	80,001	765,610
Rayonier Advanced Materials, Inc.(a)	91,699	523,601
Sensient Technologies Corp.	64,905	6,494,394
Valhi, Inc.	1,656	47,610
Zymergen, Inc.(a)	119,999	802,793

		37,191,364

Chemicals: Specialty — 0.9%
Amyris, Inc.(a)(b)	273,295	1,478,526
Balchem Corp.	49,341	8,318,892
FutureFuel Corp.	39,115	298,838
Innospec, Inc.	37,582	3,395,158
Kraton Corp.(a)	47,918	2,219,562
Livent Corp.(a)	248,171	6,050,409
Orion Engineered Carbons SA(a)	92,002	1,689,157
Park Aerospace Corp.	31,735	418,902
Quaker Chemical Corp.	20,726	4,783,146
Stepan Co.	33,182	4,124,191
Trinseo PLC	59,656	3,129,554
Tronox Holdings PLC, Class A	176,558	4,242,689

		40,149,024

Coal — 0.2%
Arch Resources, Inc.	23,277	2,125,656
CONSOL Energy, Inc.(a)(b)	52,488	1,192,002
Peabody Energy Corp.(a)	140,332	1,413,143
Warrior Met Coal, Inc.	79,131	2,034,458

		6,765,259

S E R I E S S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Banks — 0.1%
Dime Community Bancshares, Inc.	53,787	$1,891,151
HomeTrust Bancshares, Inc.	24,560	760,869

		2,652,020

Commercial Finance & Mortgage Companies — 0.4%
Federal Agricultural Mortgage Corp., Class C	13,758	1,705,029
Meta Financial Group, Inc.	44,548	2,657,734
Ocwen Financial Corp.(a)(b)	12,838	513,135
PennyMac Financial Services, Inc.	47,991	3,348,812
RE/MAX Holdings, Inc., Class A	28,201	859,848
Velocity Financial Inc.(a)(b)	17,616	241,339
Walker & Dunlop, Inc.	44,593	6,728,192

		16,054,089

Commercial Services & Supplies — 0.0%
Aris Water Solution, Inc.(a)	26,865	347,902
National Research Corp.	20,953	869,968

		1,217,870

Commercial Services: Rental & Leasing — 0.6%
GATX Corp.	53,958	5,621,884
GMS, Inc.(a)	65,608	3,943,697
H&E Equipment Services, Inc.	48,832	2,161,793
Herc Holdings, Inc.	38,179	5,976,922
Marlin Business Services Corp.	12,216	284,388
McGrath RentCorp	36,892	2,960,952
NOW, Inc.(a)	167,068	1,426,761
Rush Enterprises, Inc., Class B	10,246	552,977
Triton International Ltd.	102,226	6,157,072
Willis Lease Finance Corp.(a)	4,940	185,991

		29,272,437

Commercial Vehicles & Parts — 0.3%
Blue Bird Corp.(a)(b)	22,856	357,468
Commercial Vehicle Group, Inc.(a)(b)	48,409	390,177
Cooper-Standard Holdings, Inc.(a)	25,764	577,371
Miller Industries, Inc.	17,235	575,649
Modine Manufacturing Co.(a)	83,369	841,193
Motorcar Parts of America, Inc.(a)	27,475	468,998
REV Group, Inc.	43,602	616,969
Rush Enterprises, Inc., Class A	64,016	3,561,850
Shyft Group, Inc.	52,875	2,597,749
Wabash National Corp.	73,987	1,444,226

		11,431,650

Communications Technology — 0.9%
908 Devices, Inc.(a)(d)	28,929	748,393
ADTRAN, Inc.	72,278	1,650,107
Anterix, Inc.(a)	17,633	1,036,115
Avaya Holdings Corp.(a)(b)	124,977	2,474,545
Aviat Networks, Inc.(a)	10,089	323,655
Bandwidth, Inc., Class A(a)	35,537	2,550,135
Calix, Inc.(a)	84,373	6,747,309
Casa Systems, Inc.(a)	46,447	263,355
Comtech Telecommunications Corp.	39,454	934,665
Digi International, Inc.(a)	50,826	1,248,795
DZS, Inc.(a)	31,355	508,578
EchoStar Corp., Class A(a)	56,163	1,479,895
Extreme Networks, Inc.(a)	194,529	3,054,105
Harmonic, Inc.(a)(b)	143,427	1,686,702
Infinera Corp.(a)(b)	279,719	2,682,505
Inseego Corp.(a)(b)	129,668	755,964
InterDigital, Inc.	47,093	3,373,272
KVH Industries, Inc.(a)	27,118	249,214

Security	Shares	Value

Communications Technology (continued)
Maxar Technologies, Inc.(b)	111,071	$3,279,927
NeoPhotonics Corp.(a)	78,517	1,206,806
NETGEAR, Inc.(a)	45,468	1,328,120
Ooma, Inc.(a)	33,106	676,687
Plantronics, Inc.(a)	63,846	1,873,242
Ribbon Communications, Inc.(a)	123,523	747,314

		40,879,405

Computer Services Software & Systems — 7.1%
A10 Networks, Inc.	89,959	1,491,520
ACI Worldwide, Inc.(a)	180,809	6,274,072
Alarm.com Holdings, Inc.(a)(b)	72,237	6,126,420
Alkami Technology, Inc.(a)(b)	42,030	843,122
Altair Engineering, Inc., Class A(a)(b)	71,501	5,528,457
American Software, Inc., Class A	47,528	1,243,808
Appfolio, Inc., Class A(a)	29,323	3,549,842
Appian Corp.(a)	60,302	3,932,293
Asana, Inc., Class A(a)(b)	109,045	8,129,305
Aterian, Inc.(a)(b)	44,027	180,951
Avid Technology, Inc.(a)	55,839	1,818,676
Benefitfocus, Inc.(a)	41,692	444,437
BigCommerce Holdings, Inc., Series-1(a)	74,168	2,623,322
Blackbaud, Inc.(a)	73,159	5,778,098
Blackline, Inc.(a)	83,110	8,605,209
Blucora, Inc.(a)	74,016	1,281,957
Bottomline Technologies DE, Inc.(a)	68,661	3,877,287
Box, Inc., Class A(a)	213,836	5,600,365
Brightcove, Inc.(a)	60,050	613,711
BTRS Holdings, Inc.(a)	97,883	765,445
Cargurus, Inc.(a)(b)	146,182	4,917,562
Cerence, Inc.(a)(b)	57,986	4,444,047
Cleanspark, Inc.(a)	53,633	510,586
CommVault Systems, Inc.(a)	70,090	4,830,603
ComScore, Inc.(a)(b)	128,700	429,858
CoreCard Corp.(a)	11,424	443,251
Covetrus, Inc.(a)	159,416	3,183,537
CSG Systems International, Inc.	49,745	2,866,307
DarioHealth Corp.(a)(b)	19,922	258,388
Digimarc Corp.(a)(b)	20,994	828,843
Digital Turbine, Inc.(a)	139,017	8,478,647
DigitalOcean Holdings, Inc.(a)	77,701	6,241,721
Domo, Inc., Class B(a)	43,274	2,146,390
E2open Parent Holdings, Inc.(a)(b)	304,627	3,430,100
Ebix, Inc.	40,048	1,217,459
Envestnet, Inc.(a)	83,050	6,589,187
ePlus, Inc.(a)	40,828	2,199,813
Eventbrite, Inc., Class A(a)(b)	120,750	2,105,880
EverQuote, Inc., Class A(a)	28,951	453,373
Evolent Health, Inc., Class A(a)	121,994	3,375,574
fuboTV, Inc.(a)(b)	208,197	3,231,217
GAN Ltd.(a)(b)	60,822	558,954
Grid Dynamics Holdings, Inc.(a)	69,630	2,643,851
Groupon, Inc.(a)(b)	38,791	898,400
GTY Technology Holdings, Inc.(a)(b)	47,244	316,535
HyreCar, Inc.(a)(b)	26,547	125,036
Ideanomics, Inc.(a)(b)	669,102	802,922
JFrog Ltd.(a)(b)	82,508	2,450,488
Limelight Networks, Inc.(a)	191,256	656,008
LivePerson, Inc.(a)(b)	100,848	3,602,291
LiveRamp Holdings, Inc.(a)	101,174	4,851,293
Magnite, Inc.(a)(b)	197,424	3,454,920
ManTech International Corp., Class A	42,003	3,063,279

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Computer Services Software & Systems (continued)
Marathon Digital Holdings, Inc.(a)(b)	146,118	$4,801,437
MicroStrategy, Inc., Class A(a)(b)	12,963	7,058,224
Mimecast Ltd.(a)	93,269	7,421,414
Mitek Systems, Inc.(a)	64,044	1,136,781
Momentive Global, Inc.(a)	197,779	4,183,026
Multiplan Corp.(a)	585,556	2,594,013
NetScout Systems, Inc.(a)	107,219	3,546,804
ON24, Inc.(a)	40,833	708,453
OneSpan, Inc.(a)	56,990	964,841
Ouster, Inc.(a)(b)	241,544	1,256,029
PagerDuty, Inc.(a)(b)	125,743	4,369,569
PAR Technology Corp.(a)(b)	38,384	2,025,524
Parsons Corp.(a)(b)	40,667	1,368,445
Paya Holdings, Inc.(a)(b)	130,042	824,466
PDF Solutions, Inc.(a)	47,692	1,516,129
Perficient, Inc.(a)	49,889	6,450,149
Ping Identity Holding Corp.(a)	93,245	2,133,446
Progress Software Corp.	67,570	3,261,604
PROS Holdings, Inc.(a)	61,030	2,104,925
Q2 Holdings, Inc.(a)(b)	83,754	6,653,418
Rackspace Technology, Inc.(a)	83,603	1,126,132
Rapid7, Inc.(a)(b)	85,998	10,121,105
Rimini Street, Inc.(a)	67,974	405,805
Riot Blockchain, Inc.(a)(b)	136,190	3,041,123
SailPoint Technologies Holding, Inc.(a)	140,108	6,772,821
Sapiens International Corp. NV	47,514	1,636,857
Schrodinger, Inc.(a)	68,985	2,402,748
SecureWorks Corp., Class A(a)	13,813	220,594
ShotSpotter, Inc.(a)	12,012	354,594
Shutterstock, Inc.	35,613	3,948,769
Simulations Plus, Inc.	23,257	1,100,056
Smith Micro Software, Inc.(a)	68,015	334,634
Sprout Social, Inc., Class A(a)	69,123	6,268,765
SPS Commerce, Inc.(a)	55,096	7,842,916
Sumo Logic, Inc.(a)(b)	135,020	1,830,871
TechTarget, Inc.(a)	39,934	3,820,086
Telos Corp.(a)	60,834	938,060
Tenable Holdings, Inc.(a)	141,247	7,778,472
Tucows, Inc., Class A(a)(b)	14,386	1,205,835
Unisys Corp.(a)	100,338	2,063,953
Upland Software, Inc.(a)	45,169	810,332
Upwork, Inc.(a)	180,263	6,157,784
Varonis Systems, Inc.(a)	164,523	8,025,432
Verint Systems, Inc.(a)(b)	98,719	5,183,735
Veritone, Inc.(a)	43,131	969,585
Verra Mobility Corp.(a)	220,116	3,396,390
Viant Technology, Inc., Class A(a)	18,892	183,347
VirnetX Holding Corp.(a)	96,165	250,029
Workiva, Inc.(a)	65,456	8,541,353
Yelp, Inc.(a)	109,618	3,972,556
Yext, Inc.(a)(b)	170,035	1,686,747
Zuora, Inc., Class A(a)(b)	170,041	3,176,366

		324,261,166

Computer Technology — 0.8%
3D Systems Corp.(a)	190,090	4,094,539
Cantaloupe, Inc.(a)	85,825	762,126
Corsair Gaming, Inc.(a)(b)	41,270	867,083
Diebold Nixdorf, Inc.(a)	118,421	1,071,710
Identiv, Inc.(a)	36,399	1,024,268
Impinj, Inc.(a)	28,793	2,553,939

Security	Shares	Value

Computer Technology (continued)
Insight Enterprises, Inc.(a)	52,559	$5,602,789
PC Connection, Inc.	16,720	721,134
Quantum Corp.(a)	90,596	500,090
Super Micro Computer, Inc.(a)	66,714	2,932,080
Synaptics, Inc.(a)	59,946	17,354,966

		37,484,724

Construction — 0.4%
Construction Partners, Inc., Class A(a)	44,683	1,314,127
EMCOR Group, Inc.	81,858	10,427,891
Granite Construction, Inc.	70,185	2,716,159
Great Lakes Dredge & Dock Corp.(a)	96,393	1,515,298
Innovate Corp.(a)(b)	77,220	285,714
Primoris Services Corp.	81,337	1,950,461
Sterling Construction Co., Inc.(a)	41,720	1,097,236
Tutor Perini Corp.(a)	62,081	767,942

		20,074,828

Consumer Electronics(a) — 0.2%
Sonos, Inc.	184,224	5,489,875
Universal Electronics, Inc.	20,123	820,012
VOXX International Corp.	30,284	307,988
Vuzix Corp.(b)	88,923	770,963

		7,388,838

Consumer Lending — 0.7%
Curo Group Holdings Corp.	32,093	513,809
Encore Capital Group, Inc.(a)(b)	44,587	2,769,298
Enova International, Inc.(a)(b)	55,026	2,253,865
Ezcorp, Inc., Class A(a)	71,050	523,638
LendingTree, Inc.(a)	17,681	2,167,691
Marcus & Millichap, Inc.(a)	35,893	1,847,054
MoneyGram International, Inc.(a)	135,919	1,072,401
Navient Corp.	241,904	5,133,203
Nelnet, Inc., Class A	26,260	2,565,077
Oportun Financial Corp.(a)	30,188	611,307
PRA Group, Inc.(a)(b)	65,675	3,297,542
PROG Holdings, Inc.(a)	99,718	4,498,279
Regional Management Corp.	12,891	740,717
World Acceptance Corp.(a)(b)	6,745	1,655,425

		29,649,306

Consumer Services: Miscellaneous — 0.3%
Cars.com, Inc.(a)	103,348	1,662,869
Chuy’s Holdings, Inc.(a)	30,052	905,166
FirstCash Holdings, Inc.	61,033	4,565,879
Franchise Group, Inc.	43,571	2,272,664
KAR Auction Services, Inc.(a)	184,992	2,889,575
Udemy, Inc.(a)(b)	19,831	387,498
WW International, Inc.(a)(b)	83,641	1,349,129

		14,032,780

Containers & Packaging — 0.3%
Greif, Inc., Class A	38,555	2,327,565
Greif, Inc., Class B	10,120	604,974
Myers Industries, Inc.	53,403	1,068,594
O-I Glass, Inc.(a)	243,024	2,923,579
Pactiv Evergreen, Inc.	71,171	902,448
Ranpak Holdings Corp.(a)	57,281	2,152,620
UFP Technologies, Inc.(a)	11,366	798,575
Veritiv Corp.(a)	21,928	2,687,715

		13,466,070

S E R I E S S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Cosmetics — 0.1%
elf Beauty, Inc.(a)	73,849	$2,452,525
Inter Parfums, Inc.	27,159	2,903,297
Revlon, Inc., Class A(a)	11,949	135,502

		5,491,324

Diversified Financial Services — 0.7%
Alerus Financial Corp.	21,917	641,730
Associated Capital Group, Inc., Class A	3,113	133,859
Cannae Holdings, Inc.(a)	130,054	4,571,398
European Wax Center, Inc., Class A(a)(b)	19,489	591,491
Greenhill & Co., Inc.	22,224	398,476
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	117,560	6,244,787
Houlihan Lokey, Inc.	78,265	8,101,993
MBIA, Inc.(a)(b)	76,509	1,208,077
MidWestOne Financial Group, Inc.	23,793	770,180
Moelis & Co., Class A	93,741	5,859,750
Piper Sandler Cos	26,738	4,773,000
StoneMor, Inc.(a)	58,858	134,196
Tiptree, Inc.	37,480	518,349

		33,947,286

Diversified Manufacturing Operations — 0.5%
Barnes Group, Inc.	72,670	3,385,695
Custom Truck One Source, Inc.(a)(b)	69,317	554,536
Enerpac Tool Group Corp.	91,998	1,865,719
Federal Signal Corp.	92,507	4,009,253
Harsco Corp.(a)	120,328	2,010,681
Luxfer Holdings PLC	41,578	802,871
OSI Systems, Inc.(a)	26,193	2,441,188
PowerSchool Holdings, Inc., Class A(a)	82,665	1,361,493
Standex International Corp.	18,771	2,077,199
TriMas Corp.	66,474	2,459,538

		20,968,173

Diversified Materials & Processing — 0.3%
Belden, Inc.(b)	67,719	4,451,170
Encore Wire Corp.	30,164	4,316,468
Insteel Industries, Inc.	28,902	1,150,589
Koppers Holdings, Inc.(a)	31,212	976,936
NL Industries, Inc.	9,941	73,563
Tredegar Corp.	40,253	475,790
Uranium Energy Corp.(a)	390,842	1,309,321

		12,753,837

Diversified Media — 0.0%
EW Scripps Co., Class A	87,591	1,694,886
Hemisphere Media Group, Inc.(a)	26,455	192,328

		1,887,214

Diversified Retail — 1.0%
Big Lots, Inc.	49,529	2,231,281
BJ’s Wholesale Club Holdings, Inc.(a)(b)	209,641	14,039,658
Dillard’s, Inc., Class A	8,929	2,187,784
Duluth Holdings, Inc., Class B(a)(b)	17,500	265,650
Global Industrial Co.	19,080	780,372
Macy’s, Inc.	481,066	12,594,308
Overstock.com, Inc.(a)	65,835	3,884,923
Porch Group, Inc.(a)	117,922	1,838,404
PriceSmart, Inc.	36,353	2,659,949
Revolve Group, Inc.(a)(b)	54,999	3,082,144

Security	Shares	Value

Diversified Retail (continued)
Stitch Fix, Inc., Class A(a)	125,386	$2,372,303
Winmark Corp.	5,226	1,297,564

		47,234,340

Drug & Grocery Store Chains — 0.2%
Ingles Markets, Inc., Class A	21,431	1,850,352
PetMed Express, Inc.	31,341	791,674
Rite Aid Corp.(a)	86,181	1,265,999
Sprouts Farmers Market, Inc.(a)	172,382	5,116,298
Village Super Market, Inc., Class A	13,818	323,203
Weis Markets, Inc.	25,358	1,670,585

		11,018,111

Education Services — 0.5%
2U, Inc.(a)	111,499	2,237,785
Adtalem Global Education, Inc.(a)	75,850	2,242,126
American Public Education, Inc.(a)	30,013	667,789
Coursera, Inc.(a)	112,131	2,740,482
Franklin Covey Co.(a)	19,637	910,371
Graham Holdings Co., Class B	5,812	3,660,572
HealthStream, Inc.(a)	37,902	999,097
Houghton Mifflin Harcourt Co.(a)	195,413	3,146,149
Laureate Education, Inc., Class A	152,071	1,861,349
Perdoceo Education Corp.(a)	105,907	1,245,466
Strategic Education, Inc.	37,320	2,158,589
Stride, Inc.(a)	63,284	2,109,256

		23,979,031

Electronic Components — 0.8%
Acacia Research Corp.(a)	73,479	376,947
American Superconductor Corp.(a)	40,149	436,821
Array Technologies, Inc.(a)(b)	195,805	3,072,180
Eos Energy Enterprises, Inc.(a)	69,490	522,565
Methode Electronics, Inc.	59,022	2,902,112
MicroVision, Inc.(a)(b)	251,799	1,261,513
Novanta, Inc.(a)	53,938	9,510,888
NVE Corp.	7,682	524,681
Rogers Corp.(a)	28,684	7,830,732
Sanmina Corp.(a)	96,828	4,014,489
ScanSource, Inc.(a)	38,392	1,346,791
Stem, Inc.(a)	174,733	3,314,685
TTM Technologies, Inc.(a)	161,307	2,403,474
Velodyne Lidar, Inc.(a)(b)	116,349	539,859

		38,057,737

Electronic Entertainment — 0.0%
PlayAGS, Inc.(a)	39,489	268,130
Turtle Beach Corp.(a)	23,215	516,766
Via Renewables, Inc.	18,805	214,941

		999,837

Electronics(a) — 0.5%
Agilysys, Inc.	32,091	1,426,766
Daktronics, Inc.	60,802	307,050
II-VI, Inc.(b)	162,282	11,088,729
Integer Holdings Corp.	50,207	4,297,217
iRobot Corp.(b)	40,703	2,681,514
Iteris, Inc.	65,743	262,972
nLight, Inc.(b)	66,595	1,594,950

		21,659,198

Energy Equipment — 0.7%
API Group Corp.(a)(e)	308,931	7,961,152
Arcosa, Inc.	74,559	3,929,259

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment (continued)
Beam Global(a)(b)	13,184	$245,222
Bloom Energy Corp., Class A(a)	217,917	4,778,920
Expro Group Holdings NV(a)	72,447	1,039,615
FuelCell Energy, Inc.(a)(b)	567,150	2,949,180
Matador Resources Co.	168,796	6,231,948
SunPower Corp.(a)(b)	122,477	2,556,095
TPI Composites, Inc.(a)	54,901	821,319

		30,512,710

Engineering & Contracting Services — 1.1%
Argan, Inc.	22,506	870,757
Dycom Industries, Inc.(a)(b)	45,071	4,225,857
Exponent, Inc.	79,481	9,277,817
Fluor Corp.(a)	217,727	5,393,098
IES Holdings, Inc.(a)	12,597	637,912
KBR, Inc.	216,606	10,314,778
Mistras Group, Inc.(a)	27,467	204,080
MYR Group, Inc.(a)	25,004	2,764,192
NETSTREIT Corp.	59,568	1,364,107
Tetra Tech, Inc.	82,588	14,023,442
VSE Corp.	17,038	1,038,296
Willdan Group, Inc.(a)	16,539	582,173

		50,696,509

Entertainment(a) — 0.7%
AMC Entertainment Holdings, Inc., Class A(b)	790,106	21,490,883
Chicken Soup For The Soul Entertainment, Inc.	10,364	143,438
Cinemark Holdings, Inc.	165,507	2,667,973
CuriosityStream, Inc.	38,908	230,724
Golden Entertainment, Inc.	25,903	1,308,878
IMAX Corp.	75,894	1,353,949
Lions Gate Entertainment Corp., Class A(b)	101,470	1,688,461
Lions Gate Entertainment Corp., Class B	167,979	2,585,197

		31,469,503

Environmental, Maintenance, & Security Service — 0.5%
ABM Industries, Inc.	103,681	4,235,369
BrightView Holdings, Inc.(a)	60,499	851,826
Brink’s Co.	74,063	4,856,311
Healthcare Services Group, Inc.	114,242	2,032,365
IBEX Holdings Ltd.(a)	10,191	131,362
Montrose Environmental Group, Inc.(a)	39,987	2,819,483
SP Plus Corp.(a)	34,800	982,056
UniFirst Corp.	23,116	4,863,607
Vivint Smart Home, Inc.(a)	139,486	1,364,173

		22,136,552

Financial Data & Systems — 0.5%
Atlanticus Holdings Corp.(a)	7,396	527,483
Cass Information Systems, Inc.	22,211	873,337
Donnelley Financial Solutions, Inc.(a)	44,696	2,106,969
Everi Holdings, Inc.(a)	132,475	2,828,341
EVERTEC, Inc.	92,630	4,629,647
Evo Payments, Inc., Class A(a)	71,609	1,833,190
Green Dot Corp., Class A(a)	80,675	2,923,662
GreenBox POS(a)(b)	25,085	105,357
I3 Verticals, Inc., Class A(a)	35,711	813,854
International Money Express, Inc.(a)	48,440	773,102
LendingClub Corp.(a)	151,758	3,669,509
Priority Technology Holdings, Inc.(a)	9,786	69,285
Repay Holdings Corp.(a)(b)	131,837	2,408,662
Value Line, Inc.	1,578	73,882

		23,636,280

Security	Shares	Value

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.	14,822	$211,214

Foods — 1.3%
AppHarvest, Inc.(a)	106,445	414,071
B&G Foods, Inc.	98,417	3,024,354
BellRing Brands, Inc., Class A(a)	60,091	1,714,396
Chefs’ Warehouse, Inc.(a)	48,326	1,609,256
HF Foods Group, Inc.(a)	54,160	458,194
Hostess Brands, Inc.(a)	210,468	4,297,756
J&J Snack Foods Corp.	22,736	3,591,379
John B Sanfilippo & Son, Inc.	13,010	1,172,982
Laird Superfood, Inc.(a)(b)	11,995	156,415
Lancaster Colony Corp.	29,065	4,813,164
Medifast, Inc.	17,607	3,687,434
Mission Produce, Inc.(a)	53,823	845,021
Nature’s Sunshine Products, Inc.	21,667	400,839
Performance Food Group Co.(a)(b)	232,667	10,677,089
Seneca Foods Corp., Class A(a)	10,032	481,034
Simply Good Foods Co.(a)	130,580	5,428,211
Sovos Brands, Inc.(a)(b)	36,975	556,474
SpartanNash Co.	55,087	1,419,041
Tattooed Chef, Inc.(a)(b)	72,463	1,126,075
Tootsie Roll Industries, Inc.	24,156	875,172
TreeHouse Foods, Inc.(a)	79,504	3,222,297
United Natural Foods, Inc.(a)	84,930	4,168,364
Utz Brands, Inc.(b)	90,489	1,443,299
Vita Coco Co., Inc.(a)	13,927	155,565
Vital Farms, Inc.(a)(b)	37,935	685,106
Whole Earth Brands, Inc.(a)	54,847	589,057

		57,012,045

Forest Products — 0.3%
Boise Cascade Co.	60,609	4,315,361
UFP Industries, Inc.	92,124	8,476,329

		12,791,690

Forms & Bulk Printing Services — 0.1%
Deluxe Corp.	64,081	2,057,641
Ennis, Inc.	39,632	774,013
RR Donnelley & Sons Co.(a)	108,685	1,223,793

		4,055,447

Fruit & Grain Processing — 0.0%
MGP Ingredients, Inc.	21,388	1,817,766

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	22,705	1,463,110
Hillenbrand, Inc.	111,856	5,815,393
Matthews International Corp., Class A	46,359	1,699,985

		8,978,488

Gas Pipeline — 0.2%
Altus Midstream Co., Class A	4,956	303,852
Equitrans Midstream Corp.	626,311	6,476,056

		6,779,908

Glass — 0.0%
Apogee Enterprises, Inc.	38,941	1,875,009

Gold(a) — 0.1%
Coeur Mining, Inc.	393,167	1,981,562
Novagold Resources, Inc.	362,619	2,487,566

		4,469,128

Health Care Equipment & Supplies(a) — 0.0%
Inogen, Inc.	31,294	1,063,996

S E R I E S S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Paragon 28, Inc.	12,970	$229,439
PROCEPT BioRobotics Corp.	10,631	265,882

		1,559,317

Health Care Facilities — 0.8%
Apollo Medical Holdings, Inc.(a)(b)	57,911	4,255,300
Brookdale Senior Living, Inc.(a)	280,529	1,447,530
CVRx, Inc.(a)	11,889	145,402
Ensign Group, Inc.	80,117	6,726,623
Hanger, Inc.(a)	57,173	1,036,547
Joint Corp.(a)	21,917	1,439,728
LifeStance Health Group, Inc.(a)(b)	68,301	650,226
National HealthCare Corp.	18,914	1,285,017
Ontrak, Inc.(a)	12,797	80,493
Pliant Therapeutics, Inc.(a)	38,444	518,994
RxSight, Inc.(a)	12,164	136,845
Select Medical Holdings Corp.	169,130	4,972,422
Sight Sciences, Inc.(a)(b)	16,298	286,356
Tenet Healthcare Corp.(a)	162,528	13,276,912
U.S. Physical Therapy, Inc.	19,451	1,858,543

		38,116,938

Health Care Management Services(a) — 0.4%
1Life Healthcare, Inc.(b)	179,187	3,148,315
Computer Programs & Systems, Inc.	20,882	611,843
Magellan Health, Inc.	36,600	3,476,634
Option Care Health, Inc.(b)	243,104	6,913,878
Progyny, Inc.	98,583	4,963,654
Triple-S Management Corp.	34,718	1,238,738

		20,353,062

Health Care Services — 2.3%
Accelerate Diagnostics, Inc.(a)(b)	52,110	272,014
Accolade, Inc.(a)(b)	76,076	2,005,363
Addus HomeCare Corp.(a)	24,018	2,245,923
Agiliti, Inc.(a)(b)	38,298	886,982
AirSculpt Technologies, Inc.(a)	10,949	188,213
Alignment Healthcare, Inc.(a)	121,217	1,704,311
Allscripts Healthcare Solutions, Inc.(a)(b)	185,663	3,425,482
American Well Corp., Class A(a)	281,434	1,699,861
AMN Healthcare Services, Inc.(a)	72,113	8,821,583
Aveanna Healthcare Holdings, Inc.(a)	58,037	429,474
Biodesix, Inc.(a)(b)	20,553	108,725
Butterfly Network, Inc.(a)(b)	192,306	1,286,527
Cara Therapeutics, Inc.(a)	69,817	850,371
Convey Health Solutions Holdings, Inc.(a)	18,454	154,275
CorVel Corp.(a)	13,403	2,787,824
Cross Country Healthcare, Inc.(a)	55,174	1,531,630
Cue Health, Inc.(a)	21,772	291,963
Forian, Inc.(a)	26,005	234,565
Health Catalyst, Inc.(a)(b)	79,975	3,168,610
HealthEquity, Inc.(a)(b)	125,407	5,548,006
Inari Medical, Inc.(a)	52,963	4,833,933
LHC Group, Inc.(a)	46,927	6,439,792
MEDNAX, Inc.(a)	116,472	3,169,203
ModivCare, Inc.(a)	18,848	2,794,970
NantHealth, Inc.(a)	45,434	47,933
NeoGenomics, Inc.(a)	173,816	5,930,602
NextGen Healthcare, Inc.(a)	85,835	1,527,005
Omnicell, Inc.(a)(b)	66,926	12,076,128
OptimizeRx Corp.(a)	26,897	1,670,573
Ortho Clinical Diagnostics Holdings PLC(a)	183,751	3,930,434
Pennant Group, Inc.(a)	38,847	896,589

Security	Shares	Value

Health Care Services (continued)
Phibro Animal Health Corp., Class A	31,916	$651,725
Phreesia, Inc.(a)	76,105	3,170,534
Privia Health Group, Inc.(a)	25,352	655,856
R1 RCM, Inc.(a)	181,775	4,633,445
Ryman Hospitality Properties, Inc.(a)	82,374	7,575,113
SOC Telemed, Inc.(a)(b)	91,663	117,329
Surgery Partners, Inc.(a)	52,025	2,778,655
Tabula Rasa HealthCare, Inc.(a)	35,951	539,265
Talis Biomedical Corp.(a)	18,330	73,503
Tivity Health, Inc.(a)	66,397	1,755,537
Viemed Healthcare, Inc.(a)(b)	53,389	278,691

		103,188,517

Health Care: Miscellaneous(a) — 0.2%
Absci Corp.	21,122	173,200
Berkeley Lights, Inc.(b)	74,314	1,351,029
Medpace Holdings, Inc.	44,456	9,675,404

		11,199,633

Home Building — 1.0%
Beazer Homes USA, Inc.(a)	43,548	1,011,185
Century Communities, Inc.	45,831	3,748,517
Hovnanian Enterprises, Inc., Class A(a)(b)	8,030	1,022,139
Installed Building Products, Inc.	36,334	5,076,586
KB Home	122,343	5,472,402
Legacy Housing Corp.(a)(b)	14,089	372,936
LGI Homes, Inc.(a)	33,107	5,114,369
M/I Homes, Inc.(a)	43,678	2,715,898
MDC Holdings, Inc.	87,634	4,892,606
Meritage Homes Corp.(a)	56,563	6,904,080
Taylor Morrison Home Corp.(a)	183,231	6,405,756
Tri Pointe Homes, Inc.(a)(b)	170,149	4,745,456

		47,481,930

Hotel/Motel — 0.2%
Bally’s Corp.(a)	49,563	1,886,368
F45 Training Holdings, Inc.(a)	29,995	326,645
First Watch Restaurant Group, Inc.(a)	14,916	249,992
Krispy Kreme, Inc.(b)	32,752	619,668
Marcus Corp.(a)	34,260	611,884
NEOGAMES SA(a)	15,101	419,506
Red Rock Resorts, Inc., Class A	91,308	5,022,853
Xponential Fitness, Inc., Class A(a)	13,609	278,168

		9,415,084

Household Appliances — 0.0%
Hamilton Beach Brands Holding Co., Class A	10,779	154,786
National Presto Industries, Inc.	7,716	632,943
Snap One Holdings Corp.(a)	19,472	410,470
Traeger, Inc.(a)(b)	32,873	399,736

		1,597,935

Household Equipment & Products — 0.6%
Central Garden & Pet Co.(a)	21,461	1,129,493
Central Garden & Pet Co., Class A(a)	54,278	2,597,202
Energizer Holdings, Inc.	104,572	4,193,337
Helen of Troy Ltd.(a)	36,917	9,025,099
LiveOne, Inc.(a)(b)	71,532	91,561
Tupperware Brands Corp.(a)	74,751	1,142,943
Weber, Inc.(a)(b)	28,168	364,212
Zurn Water Solutions Corp.	185,968	6,769,235

		25,313,082

Household Furnishings — 0.3%
American Woodmark Corp.(a)	25,369	1,654,059

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Furnishings (continued)
Bassett Furniture Industries, Inc.	13,681	$229,430
Casper Sleep, Inc.(a)(b)	46,098	307,935
Ethan Allen Interiors, Inc.	34,222	899,697
Flexsteel Industries, Inc.	9,438	253,505
Hooker Furniture Corp.	18,337	426,885
Kirkland’s, Inc.(a)	21,128	315,441
La-Z-Boy, Inc.	67,768	2,460,656
Lifetime Brands, Inc.	19,521	311,750
Lovesac Co.(a)	19,504	1,292,335
Purple Innovation, Inc.(a)(b)	87,727	1,164,137
Sleep Number Corp.(a)	33,581	2,572,305

		11,888,135

Insurance: Life — 0.5%
American Equity Investment Life Holding Co.	126,739	4,932,682
Bright Health Group, Inc.(a)(b)	82,015	282,132
Citizens, Inc.(a)(b)	76,911	408,397
CNO Financial Group, Inc.	191,552	4,566,600
Independence Holding Co.	6,465	366,436
MetroMile, Inc.(a)	139,867	306,309
National Western Life Group, Inc., Class A	4,419	947,610
Selectquote, Inc.(a)(b)	203,308	1,841,971
Trean Insurance Group, Inc.(a)	31,544	281,057
Trupanion, Inc.(a)	58,449	7,717,021

		21,650,215

Insurance: Multi-Line — 0.4%
American National Group, Inc.	11,478	2,167,506
BRP Group, Inc., Class A(a)(b)	73,211	2,643,649
Crawford & Co., Class A	27,856	208,641
eHealth, Inc.(a)	39,271	1,001,411
Goosehead Insurance, Inc., Class A	27,656	3,597,492
Horace Mann Educators Corp.	66,033	2,555,477
James River Group Holdings Ltd.	48,689	1,402,730
Maiden Holdings Ltd.(a)	93,379	285,740
Mr Cooper Group, Inc.(a)	94,847	3,946,584
SiriusPoint Ltd.(a)	130,195	1,058,485

		18,867,715

Insurance: Property-Casualty — 1.5%
AMERISAFE, Inc.	28,588	1,538,892
Argo Group International Holdings Ltd.	48,436	2,814,616
Donegal Group, Inc., Class A	16,442	234,956
Employers Holdings, Inc.	44,106	1,825,106
Enstar Group Ltd.(a)	19,021	4,709,409
Essent Group Ltd.	166,016	7,558,708
Genworth Financial, Inc., Class A(a)	761,926	3,085,800
Greenlight Capital Re Ltd., Class A(a)	45,606	357,551
HCI Group, Inc.	9,261	773,664
Heritage Insurance Holdings, Inc.	37,672	221,511
Hilltop Holdings, Inc.	94,419	3,317,884
Investors Title Co.	2,120	417,958
Kinsale Capital Group, Inc.	32,922	7,831,815
NI Holdings, Inc.(a)	17,790	336,409
NMI Holdings, Inc., Class A(a)	128,480	2,807,288
Palomar Holdings, Inc.(a)	37,737	2,444,226
ProAssurance Corp.	79,587	2,013,551
Radian Group, Inc.	276,128	5,834,585
RLI Corp.	61,260	6,867,246
Safety Insurance Group, Inc.	21,829	1,856,120
Selective Insurance Group, Inc.	90,729	7,434,334
State Auto Financial Corp.	27,251	1,408,604

Security	Shares	Value

Insurance: Property-Casualty (continued)
Stewart Information Services Corp.	40,510	$3,229,862
United Fire Group, Inc.	30,461	706,391
United Insurance Holdings Corp.	29,849	129,545
Universal Insurance Holdings, Inc.	42,660	725,220

		70,481,251

International Trade & Diversified Logistic(a) — 0.1%
CryoPort, Inc.	62,113	3,675,226
Radiant Logistics, Inc.	64,753	472,049
Vectrus, Inc.	17,636	807,200

		4,954,475

Internet Software & Services(a) — 0.2%
1stdibs.com, Inc.(b)	10,479	131,092
aka Brands Holding Corp.	13,206	122,155
ChannelAdvisor Corp.	48,022	1,185,183
eGain Corp.	34,204	341,356
Flywire Corp.(b)	96,502	3,672,866
Gogo, Inc.(b)	90,829	1,228,916
Lulu’s Fashion Lounge Holdings, Inc.(b)	11,108	113,635
MediaAlpha, Inc., Class A	32,376	499,885
Outbrain, Inc.	11,684	163,576
Quotient Technology, Inc.	131,056	972,436
Remitly Global, Inc.	17,502	360,891
Rent the Runway, Inc.	26,754	218,045
Society Pass, Inc.(b)	3,943	41,047
TrueCar, Inc.	150,084	510,286
Xometry, Inc., Class A	12,099	620,074

		10,181,443

Leisure Time — 0.9%
Acushnet Holdings Corp.	52,222	2,771,944
American Outdoor Brands, Inc.(a)	20,502	408,605
AMMO, Inc.(a)(b)	131,835	718,501
Callaway Golf Co.(a)	176,805	4,851,529
Clarus Corp.	40,047	1,110,103
Drive Shack, Inc.(a)	124,388	177,875
Escalade, Inc.	15,322	241,934
Genius Brands International, Inc.(a)(b)	431,518	453,094
Hilton Grand Vacations, Inc.(a)	131,281	6,841,053
Johnson Outdoors, Inc., Class A	7,691	720,570
Latham Group, Inc.(a)(b)	48,590	1,216,208
Liberty TripAdvisor Holdings, Inc., Class A(a)	111,831	242,673
Life Time Group Holdings, Inc.(a)	57,717	993,310
Lindblad Expeditions Holdings, Inc.(a)	48,608	758,285
Madison Square Garden Entertainment Corp.(a)(b)	39,820	2,800,939
Nautilus, Inc.(a)	45,255	277,413
OneSpaWorld Holdings Ltd.(a)	87,454	876,289
Portillo’s, Inc.(a)(b)	35,782	1,343,256
RCI Hospitality Holdings, Inc.(b)	12,464	970,696
SeaWorld Entertainment, Inc.(a)	78,989	5,123,226
Smith & Wesson Brands, Inc.	72,601	1,292,298
Sturm Ruger & Co., Inc.	26,031	1,770,629
Vista Outdoor, Inc.(a)	87,805	4,045,176

		40,005,606

Life Sciences Tools & Services(a) — 0.0%
Codex DNA, Inc.	6,550	70,740
IsoPlexis Corp.	8,859	81,414
WaVe Life Sciences Ltd.	65,179	204,662

		356,816

S E R I E S S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Luxury Items — 0.2%
Movado Group, Inc.	24,262	$1,014,880
Signet Jewelers Ltd.	80,924	7,042,816
Stagwell, Inc.(a)	94,929	823,034

		8,880,730

Machinery: Agricultural — 0.2%
Alamo Group, Inc.	15,002	2,207,994
Integral Ad Science Holding Corp.(a)	26,556	589,809
Lindsay Corp.	16,731	2,543,112
Titan International, Inc.(a)	75,991	832,861
Titan Machinery, Inc.(a)	29,884	1,006,792

		7,180,568

Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.	34,547	2,393,071
Douglas Dynamics, Inc.	35,071	1,369,873
Manitowoc Co., Inc.(a)	51,092	949,800
Terex Corp.	105,098	4,619,057

		9,331,801

Machinery: Industrial — 1.5%
AgEagle Aerial Systems, Inc.(a)	100,550	157,864
Altra Industrial Motion Corp.	99,406	5,126,367
Applied Industrial Technologies, Inc.	58,786	6,037,322
Chart Industries, Inc.(a)	55,902	8,915,810
Columbus McKinnon Corp.	42,217	1,952,958
Desktop Metal, Inc., Class A(a)	282,083	1,396,311
DXP Enterprises, Inc.(a)	25,709	659,950
EnPro Industries, Inc.	31,587	3,476,781
EVI Industries, Inc.(a)	7,342	229,291
Hydrofarm Holdings Group, Inc.(a)(b)	58,984	1,668,657
Hyliion Holdings Corp.(a)	177,447	1,100,171
Hyster-Yale Materials Handling, Inc.	14,893	612,102
John Bean Technologies Corp.	48,132	7,391,150
Kadant, Inc.	17,523	4,038,701
Kennametal, Inc.	128,617	4,618,637
Mayville Engineering Co., Inc.(a)	12,557	187,225
Nikola Corp.(a)(b)	349,906	3,453,572
Omega Flex, Inc.	5,283	670,677
Proto Labs, Inc.(a)	42,842	2,199,937
SPX Corp.(a)	67,529	4,030,131
SPX FLOW, Inc.	63,742	5,512,408
Tennant Co.	28,513	2,310,694
Welbilt, Inc.(a)	200,830	4,773,729

		70,520,445

Machinery: Specialty — 0.1%
Albany International Corp., Class A	47,157	4,171,037

Manufactured Housing(a) — 0.2%
Cavco Industries, Inc.	14,005	4,448,688
Skyline Champion Corp.	80,682	6,372,265

		10,820,953

Medical & Dental Instruments & Supplies — 2.0%
Akoya Biosciences, Inc.(a)	22,635	346,542
Alphatec Holdings, Inc.(a)	109,346	1,249,825
AngioDynamics, Inc.(a)	56,604	1,561,138
Anika Therapeutics, Inc.(a)	21,406	766,977
Antares Pharma, Inc.(a)(b)	243,433	869,056
Apyx Medical Corp.(a)	50,717	650,192
Asensus Surgical, Inc.(a)(b)	353,864	392,789
AtriCure, Inc.(a)	68,329	4,750,915
Atrion Corp.	2,173	1,531,748
Avanos Medical, Inc.(a)	72,524	2,514,407

Security	Shares	Value

Medical & Dental Instruments & Supplies (continued)
Axogen, Inc.(a)	59,838	$560,682
BioLife Solutions, Inc.(a)	16,221	604,557
Cardiovascular Systems, Inc.(a)	60,505	1,136,284
Cerus Corp.(a)(b)	256,778	1,748,658
Community Health Systems, Inc.(a)	190,841	2,540,094
CONMED Corp.	44,469	6,303,925
CryoLife, Inc.(a)	58,286	1,186,120
Cutera, Inc.(a)	26,637	1,100,641
Eargo, Inc.(a)	55,191	281,474
Exagen, Inc.(a)	20,018	232,809
InfuSystem Holdings, Inc.(a)	26,205	446,271
Intersect ENT, Inc.(a)	51,512	1,406,793
Invacare Corp.(a)	50,360	136,979
LeMaitre Vascular, Inc.	29,168	1,465,109
LivaNova PLC(a)	81,953	7,165,151
Meridian Bioscience, Inc.(a)(b)	65,750	1,341,300
Merit Medical Systems, Inc.(a)	78,484	4,889,553
NanoString Technologies, Inc.(a)	69,960	2,954,411
Neogen Corp.(a)	165,309	7,506,682
NuVasive, Inc.(a)	78,900	4,140,672
Ocular Therapeutix, Inc.(a)	116,515	812,110
OraSure Technologies, Inc.(a)(b)	106,969	929,561
Organogenesis Holdings, Inc.(a)	57,622	532,427
Orthofix Medical, Inc.(a)	27,983	869,991
OrthoPediatrics Corp.(a)	21,120	1,264,243
Outset Medical, Inc.(a)	71,671	3,303,316
Owens & Minor, Inc.	110,980	4,827,630
Patterson Cos., Inc.	132,088	3,876,783
Pulmonx Corp.(a)	39,886	1,279,144
Retractable Technologies, Inc.(a)	22,619	156,750
SeaSpine Holdings Corp.(a)	50,511	687,960
Senseonics Holdings, Inc.(a)(b)	651,308	1,738,992
Sientra, Inc.(a)	81,563	299,336
STAAR Surgical Co.(a)	72,709	6,638,332
Surmodics, Inc.(a)	20,853	1,004,072
TransMedics Group, Inc.(a)(b)	40,514	776,248
Treace Medical Concepts, Inc.(a)	45,327	844,895
Utah Medical Products, Inc.	5,607	560,700
ViewRay, Inc.(a)	220,882	1,217,060

		93,401,304

Medical Equipment(a) — 1.4%
Accuray, Inc.(b)	139,476	665,301
Acutus Medical, Inc.	21,186	72,244
AdaptHealth Corp.(b)	109,766	2,684,876
Alpha Teknova, Inc.	9,420	192,922
Apria, Inc.	29,961	976,729
Bionano Genomics, Inc.(b)	445,543	1,332,174
CareDx, Inc.	77,575	3,528,111
ClearPoint Neuro, Inc.	27,334	306,688
Cytek Biosciences, Inc.	22,296	363,871
Fluidigm Corp.(b)	114,760	449,859
Glaukos Corp.	69,676	3,096,401
Haemonetics Corp.	76,828	4,074,957
Icad, Inc.(b)	29,695	213,804
Inspire Medical Systems, Inc.(b)	41,222	9,483,533
iRadimed Corp.	9,949	459,743
iRhythm Technologies, Inc.(b)	45,126	5,310,879
Lantheus Holdings, Inc.	102,712	2,967,350
Natus Medical, Inc.(b)	50,504	1,198,460
Neuronetics, Inc.	36,640	163,414
Nevro Corp.	52,806	4,280,982
PAVmed, Inc.	106,420	261,793

86	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Medical Equipment (continued)
Quanterix Corp.	47,493	$2,013,703
Quotient Ltd.	108,765	281,701
Rapid Micro Biosystems, Inc., Class A(b)	11,718	124,680
Seer, Inc., Class A	63,328	1,444,512
Shockwave Medical, Inc.	51,683	9,216,629
SI-BONE, Inc.	51,670	1,147,591
Silk Road Medical, Inc.(b)	52,567	2,239,880
Stereotaxis, Inc.	75,290	466,798
Tactile Systems Technology, Inc.	28,932	550,576
Vapotherm, Inc.	35,037	725,616
Varex Imaging Corp.(b)	59,454	1,875,774
Zynex, Inc.	37,297	371,851

		62,543,402

Medical Services(a) — 0.1%
Aspira Women’s Health, Inc.(b)	130,095	230,268
DermTech, Inc.(b)	35,735	564,613
Fulgent Genetics, Inc.	32,112	3,230,146
Innovage Holding Corp.	27,096	135,480
Inotiv, Inc.(b)	22,472	945,397
NeuroPace, Inc.	9,798	98,764

		5,204,668

Metal Fabricating — 0.6%
Compx International, Inc.	2,464	55,366
DMC Global, Inc.(a)	28,677	1,135,896
GrafTech International Ltd.	307,810	3,641,392
Haynes International, Inc.	18,971	765,100
Lawson Products, Inc.(a)	6,868	376,023
MRC Global, Inc.(a)	121,138	833,430
Mueller Industries, Inc.	86,005	5,105,257
Mueller Water Products, Inc., Class A	242,461	3,491,438
NN, Inc.(a)	62,601	256,664
Northwest Pipe Co.(a)	14,320	455,376
RBC Bearings, Inc.(a)(b)	42,818	8,647,952
Worthington Industries, Inc.	50,893	2,781,811

		27,545,705

Metals & Minerals: Diversified — 0.8%
Commercial Metals Co.	183,362	6,654,207
Compass Minerals International, Inc.	52,140	2,663,311
Constellium SE(a)	189,964	3,402,255
Energy Fuels, Inc.(a)(b)	235,510	1,796,941
Ferroglobe PLC(c)	42,394	—
Gatos Silver, Inc.(a)	69,724	723,735
Hecla Mining Co.	814,248	4,250,375
Intrepid Potash, Inc.(a)	14,601	623,901
Materion Corp.	31,315	2,879,101
Minerals Technologies, Inc.	50,874	3,721,433
MP Materials Corp.(a)	116,237	5,279,485
Oil-Dri Corp. of America	8,646	282,984
Perpetua Resources Corp.(a)	49,879	236,925
PolyMet Mining Corp.(a)(b)	61,631	154,077
SunCoke Energy, Inc.	124,359	819,526
U.S. Silica Holdings, Inc.(a)	111,690	1,049,886
United States Lime & Minerals, Inc.(b)	3,248	419,057

		34,957,199

Office Supplies & Equipment — 0.3%
ACCO Brands Corp.	141,218	1,166,461
Eastman Kodak Co.(a)	69,585	325,658
HNI Corp.	66,581	2,799,731
Kimball International, Inc., Class B	54,723	559,816
MillerKnoll, Inc.	114,134	4,472,911

Security	Shares	Value

Office Supplies & Equipment (continued)
Pitney Bowes, Inc.	200,937	$1,332,212
Steelcase, Inc., Class A	132,169	1,549,021

		12,205,810

Oil & Gas Producers — 0.1%
Civitas Resources, Inc.	66,592	3,261,010
Crescent Energy, Inc.(a)(b)	45,323	574,696
HighPeak Energy, Inc.(b)	9,232	135,156
Kosmos Energy Ltd.(a)	688,537	2,382,338

		6,353,200

Oil Well Equipment & Services — 0.6%
Bristow Group, Inc.(a)(b)	36,429	1,153,707
Cactus, Inc., Class A	85,553	3,262,136
ChampionX Corp.(a)	311,973	6,304,974
Dril-Quip, Inc.(a)	53,209	1,047,153
FTS International, Inc., Class A(a)	13,775	361,594
Helix Energy Solutions Group, Inc.(a)	214,480	669,178
Helmerich & Payne, Inc.	162,590	3,853,383
Liberty Oilfield Services, Inc., Class A(a)	142,279	1,380,106
Matrix Service Co.(a)	40,520	304,710
Nabors Industries Ltd.(a)(b)	10,577	857,689
National Energy Services Reunited Corp.(a)(b)	55,777	527,093
Newpark Resources, Inc.(a)	134,778	396,247
NexTier Oilfield Solutions, Inc.(a)	264,387	938,574
Oceaneering International, Inc.(a)	151,036	1,708,217
Oil States International, Inc.(a)	89,068	442,668
Patterson-UTI Energy, Inc.	283,998	2,399,783
ProPetro Holding Corp.(a)	129,891	1,052,117
RPC, Inc.(a)	103,658	470,607
Select Energy Services, Inc., Class A(a)	95,170	592,909
Solaris Oilfield Infrastructure, Inc., Class A	44,889	294,023
TETRA Technologies, Inc.(a)	185,918	528,007

		28,544,875

Oil, Gas & Consumable Fuels — 0.1%
Archrock, Inc.	206,690	1,546,041
DHT Holdings, Inc.	217,681	1,129,764
Dorian LPG Ltd.	47,150	598,334
Frontline Ltd.(a)(b)	184,534	1,304,655

		4,578,794

Oil: Crude Producers — 2.6%
Antero Resources Corp.(a)	437,549	7,657,108
Berry Corp.	106,962	900,620
Brigham Minerals, Inc., Class A	69,749	1,471,006
California Resources Corp.	123,959	5,294,289
Callon Petroleum Co.(a)	72,770	3,438,383
Centennial Resource Development, Inc., Class A(a)(b)	282,159	1,687,311
Chesapeake Energy Corp.	160,722	10,369,783
CNX Resources Corp.(a)	320,346	4,404,758
Comstock Resources, Inc.(a)(b)	138,213	1,118,143
CVR Energy, Inc.	46,161	775,966
Denbury, Inc.(a)	76,802	5,882,265
Earthstone Energy, Inc., Class A(a)	37,268	407,712
Falcon Minerals Corp.	63,528	309,381
Gevo, Inc.(a)(b)	303,982	1,301,043
Laredo Petroleum, Inc.(a)	19,197	1,154,316
Magnolia Oil & Gas Corp., Class A	219,346	4,139,059
Meta Materials, Inc.(a)(b)	308,991	760,118
Murphy Oil Corp.	224,748	5,868,170
Northern Oil and Gas, Inc.	81,533	1,677,949
Oasis Petroleum, Inc.	30,512	3,844,207

S E R I E S S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil: Crude Producers (continued)
ONE Gas, Inc.	80,984	$6,283,549
Ovintiv, Inc.	400,974	13,512,824
PDC Energy, Inc.	148,967	7,266,610
Range Resources Corp.(a)	365,671	6,519,914
Ranger Oil Corp., Class A(a)	33,033	889,248
Riley Exploration Permian, Inc.	3,456	66,770
SM Energy Co.	183,508	5,409,816
Southwestern Energy Co.(a)	1,553,894	7,241,146
Talos Energy, Inc.(a)	56,899	557,610
Tellurian, Inc.(a)(b)	566,220	1,743,958
Ur-Energy, Inc.(a)	266,438	325,054
W&T Offshore, Inc.(a)	145,832	471,037
Whiting Petroleum Corp.(a)	60,514	3,914,046

		116,663,169

Oil: Refining & Marketing — 0.3%
Clean Energy Fuels Corp.(a)	237,786	1,457,628
Delek US Holdings, Inc.(a)	99,741	1,495,118
Par Pacific Holdings, Inc.(a)	66,218	1,091,935
PBF Energy, Inc., Class A(a)	146,181	1,895,967
Renewable Energy Group, Inc.(a)	69,048	2,930,397
World Fuel Services Corp.	95,561	2,529,500

		11,400,545

Paints & Coatings — 0.2%
Chase Corp.	11,191	1,114,176
Ferro Corp.(a)	126,320	2,757,566
HB Fuller Co.	79,949	6,475,869
Kronos Worldwide, Inc.	34,905	523,924

		10,871,535

Paper — 0.1%
Clearwater Paper Corp.(a)	25,092	920,124
Glatfelter Corp.	66,295	1,140,274
Neenah, Inc.	25,262	1,169,125
Schweitzer-Mauduit International, Inc.	47,249	1,412,745
Verso Corp., Class A	41,096	1,110,414

		5,752,682

Personal Care — 0.4%
Beauty Health Co.(a)(b)	131,979	3,188,613
Edgewell Personal Care Co.	83,038	3,795,667
Honest Co., Inc.(a)	126,537	1,023,684
Nu Skin Enterprises, Inc., Class A	76,358	3,875,169
Sterling Check Corp.(a)(b)	24,310	498,598
Thorne HealthTech, Inc.(a)(b)	8,069	50,108
USANA Health Sciences, Inc.(a)	18,055	1,827,166
Veru, Inc.(a)	95,480	562,377
WD-40 Co.	20,894	5,111,508

		19,932,890

Pharmaceuticals(a) — 2.0%
ACADIA Pharmaceuticals, Inc.(b)	182,779	4,266,062
Aclaris Therapeutics, Inc.(b)	76,857	1,117,501
Aerie Pharmaceuticals, Inc.	68,373	479,978
Alkermes PLC	245,714	5,715,308
Amneal Pharmaceuticals, Inc.	149,149	714,424
Amphastar Pharmaceuticals, Inc.(b)	57,581	1,341,061
Ampio Pharmaceuticals, Inc.	271,916	154,992
Angion Biomedica Corp.	24,033	69,696
Arrowhead Pharmaceuticals, Inc.	155,248	10,292,942
Atea Pharmaceuticals, Inc.	97,104	868,110
Athira Pharma, Inc.	48,613	633,427

Security	Shares	Value

Pharmaceuticals (continued)
Avalo Therapeutics, Inc.	81,296	$138,203
Axonics, Inc.	69,925	3,915,800
Axsome Therapeutics, Inc.(b)	42,099	1,590,500
Cassava Sciences, Inc.(b)	59,100	2,582,670
Chimerix, Inc.	110,285	709,133
ChromaDex Corp.(b)	84,727	316,879
Citius Pharmaceuticals, Inc.(b)	169,706	261,347
Corcept Therapeutics, Inc.(b)	148,544	2,941,171
CorMedix, Inc.(b)	52,097	237,041
Cyteir Therapeutics, Inc.	11,795	134,109
DICE Therapeutics, Inc.	20,147	509,921
Durect Corp.	330,083	325,429
Eagle Pharmaceuticals, Inc.	17,404	886,212
Edgewise Therapeutics, Inc.(b)	59,660	911,605
Enanta Pharmaceuticals, Inc.	29,502	2,206,160
Endo International PLC	345,914	1,300,637
Esperion Therapeutics, Inc.	39,709	198,545
Evolus, Inc.	51,241	333,579
Harmony Biosciences Holdings, Inc.	35,086	1,496,067
Heska Corp.	15,256	2,784,067
Ikena Oncology, Inc.	40,587	508,961
Infinity Pharmaceuticals, Inc.	128,670	289,508
Innoviva, Inc.	65,510	1,130,048
Intra-Cellular Therapies, Inc.	107,872	5,646,020
Ironwood Pharmaceuticals, Inc.	222,059	2,589,208
Landos Biopharma, Inc.	8,208	39,398
MEI Pharma, Inc.	169,441	452,407
Mind Medicine MindMed, Inc.	548,974	757,584
Nuvation Bio, Inc.(b)	243,541	2,070,098
Oramed Pharmaceuticals, Inc.	45,675	652,239
Pacira BioSciences, Inc.	67,293	4,049,020
Paratek Pharmaceuticals, Inc.(b)	68,365	306,959
PetIQ, Inc.	43,291	983,139
Prestige Consumer Healthcare, Inc.	76,423	4,635,055
Radius Health, Inc.	70,039	484,670
Rain Therapeutics, Inc.	23,238	299,305
Reata Pharmaceuticals, Inc., Class A(b)	43,243	1,140,318
Revance Therapeutics, Inc.(b)	106,318	1,735,110
Seelos Therapeutics, Inc.	195,283	318,311
SIGA Technologies, Inc.(b)	80,100	602,352
Spectrum Pharmaceuticals, Inc.(b)	283,421	359,945
Supernus Pharmaceuticals, Inc.	74,652	2,176,852
Syndax Pharmaceuticals, Inc.(b)	67,817	1,484,514
Tarsus Pharmaceuticals, Inc.(b)	11,888	267,480
Terns Pharmaceuticals, Inc.	19,690	139,208
TG Therapeutics, Inc.(b)	198,713	3,775,547
TherapeuticsMD, Inc.(b)	743,278	264,235
Theravance Biopharma, Inc.	91,479	1,010,843
Theseus Pharmaceuticals, Inc.(b)	14,910	189,059
Tonix Pharmaceuticals Holding Corp.	815,817	291,818
Ventyx Biosciences, Inc.(b)	13,957	277,186
Zogenix, Inc.(b)	84,910	1,379,788

		89,738,761

Photography — 0.0%
GoPro, Inc., Class A(a)	196,802	2,029,029

Power Transmission Equipment — 0.2%
Advanced Energy Industries, Inc.	57,835	5,266,455
Babcock & Wilcox Enterprises, Inc.(a)(b)	83,634	754,379

88	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Power Transmission Equipment (continued)
Powell Industries, Inc.	13,696	$403,895
Vicor Corp.(a)	32,268	4,097,390

		10,522,119

Printing & Copying Services(a) — 0.2%
Casella Waste Systems, Inc., Class A	75,295	6,431,699
Cimpress PLC	26,653	1,908,621

		8,340,320

Producer Durables: Miscellaneous — 0.1%
First Advantage Corp.(a)	84,224	1,603,625
Park-Ohio Holdings Corp.	13,595	287,806
Solo Brands, Inc.(a)	18,058	282,247

		2,173,678

Production Technology Equipment — 0.6%
Axcelis Technologies, Inc.(a)	50,638	3,775,569
Cohu, Inc.(a)	74,642	2,843,114
HireRight Holdings Corp.(a)(b)	33,150	530,400
Ichor Holdings Ltd.(a)	43,766	2,014,549
Onto Innovation, Inc.(a)	74,347	7,526,147
Photronics, Inc.(a)	93,999	1,771,881
Ultra Clean Holdings, Inc.(a)(b)	68,172	3,910,346
Veeco Instruments, Inc.(a)	74,636	2,124,887
Xperi Holding Corp.	160,911	3,042,827

		27,539,720

Publishing — 0.2%
Daily Journal Corp.(a)	1,917	683,851
Eros STX Global Corp.(a)	485,200	116,303
Gannett Co., Inc.(a)	227,591	1,213,060
John Wiley & Sons, Inc., Class A	65,886	3,773,291
Scholastic Corp.	39,729	1,587,571

		7,374,076

Radio & TV Broadcasters — 0.4%
Entravision Communications Corp., Class A	88,471	599,833
Gray Television, Inc.	131,240	2,645,798
iHeartMedia, Inc., Class A(a)(b)	171,185	3,601,733
Liberty Media Corp.-Liberty Braves, Class A(a)	14,423	414,661
Liberty Media Corp.-Liberty Braves, Class C(a)(b)	55,093	1,548,113
Sinclair Broadcast Group, Inc., Class A	70,620	1,866,487
TEGNA, Inc.	338,748	6,287,163

		16,963,788

Railroad Equipment — 0.1%
Greenbrier Cos., Inc.	48,934	2,245,581
Trinity Industries, Inc.	118,304	3,572,781

		5,818,362

Real Estate — 0.7%
Cushman & Wakefield PLC(a)	212,583	4,727,846
eXp World Holdings, Inc.	96,062	3,236,329
Kennedy-Wilson Holdings, Inc.	182,632	4,361,252
Newmark Group, Inc., Class A	228,003	4,263,656
Realogy Holdings Corp.(a)(b)	175,973	2,958,106
Redfin Corp.(a)(b)	157,904	6,061,935
Retail Value, Inc.	26,815	172,152
RMR Group, Inc., Class A	22,731	788,311
St. Joe Co.	50,794	2,643,828
Tejon Ranch Co.(a)	32,564	621,321

		29,834,736

Real Estate Investment Trusts (REITs) — 7.1%
Acadia Realty Trust	130,884	2,857,198
AFC Gamma, Inc.	16,662	379,227

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Agree Realty Corp.	105,419	$7,522,700
Alexander & Baldwin, Inc.	110,075	2,761,782
Alexander’s, Inc.	3,225	839,468
American Assets Trust, Inc.	76,906	2,886,282
American Finance Trust, Inc.	186,406	1,701,887
Angel Oak Mortgage, Inc.	10,642	174,316
Apartment Investment and Management Co., Class A(a)	231,104	1,784,123
Apollo Commercial Real Estate Finance, Inc.	214,194	2,818,793
Apple Hospitality REIT, Inc.	326,329	5,270,213
Arbor Realty Trust, Inc.	219,852	4,027,689
Ares Commercial Real Estate Corp.	71,882	1,045,164
Armada Hoffler Properties, Inc.	89,285	1,358,918
ARMOUR Residential REIT, Inc.	132,737	1,302,150
Ashford Hospitality Trust, Inc.(a)	27,598	264,941
Blackstone Mortgage Trust, Inc., Class A	240,581	7,366,590
Braemar Hotels & Resorts, Inc.(a)	80,835	412,259
Brandywine Realty Trust	263,181	3,531,889
BrightSpire Capital, Inc.	129,290	1,326,515
Broadmark Realty Capital, Inc.	189,714	1,789,003
Broadstone Net Lease, Inc.	240,863	5,978,220
BRT Apartments Corp.	16,395	393,316
CareTrust REIT, Inc.	149,492	3,412,902
Catchmark Timber Trust, Inc., Class A	76,183	663,554
Centerspace	21,754	2,412,519
Chatham Lodging Trust(a)	71,747	984,369
City Office REIT, Inc.	66,662	1,314,575
Clipper Realty, Inc.	23,302	231,622
Community Healthcare Trust, Inc.	37,930	1,792,951
CoreCivic, Inc.(a)	182,732	1,821,838
Corporate Office Properties Trust	173,441	4,851,145
CTO Realty Growth, Inc.	9,099	558,861
DiamondRock Hospitality Co.(a)	323,151	3,105,481
DigitalBridge Group, Inc.(a)	741,743	6,178,719
Diversified Healthcare Trust	362,135	1,118,997
Dynex Capital, Inc.	52,173	871,811
Easterly Government Properties, Inc.	132,524	3,037,450
EastGroup Properties, Inc.	61,807	14,082,725
Ellington Financial, Inc.	80,835	1,381,470
Empire State Realty Trust, Inc., Class A	218,930	1,948,477
Equity Commonwealth(a)	179,397	4,646,382
Essential Properties Realty Trust, Inc.	185,625	5,351,569
Farmland Partners, Inc.	43,014	514,017
Four Corners Property Trust, Inc.	117,543	3,456,940
Franklin BSP Realty Trust, Inc.(a)	47,192	705,048
Franklin Street Properties Corp.	150,867	897,659
Geo Group, Inc.	181,328	1,405,292
Getty Realty Corp.	60,261	1,933,775
Gladstone Commercial Corp.	57,026	1,469,560
Gladstone Land Corp.	47,201	1,593,506
Global Medical REIT, Inc.	93,832	1,665,518
Global Net Lease, Inc.	159,692	2,440,094
Granite Point Mortgage Trust, Inc.	91,236	1,068,374
Great Ajax Corp.	35,257	463,982
Healthcare Realty Trust, Inc.	226,973	7,181,426
Hersha Hospitality Trust(a)	52,620	482,525
Independence Realty Trust, Inc.	159,885	4,129,830
Indus Realty Trust, Inc.	8,662	702,142
Industrial Logistics Properties Trust	98,858	2,476,393
Innovative Industrial Properties, Inc.	36,292	9,541,530
Invesco Mortgage Capital, Inc.	439,731	1,222,452
iStar, Inc.	105,086	2,714,371

S E R I E S S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Kite Realty Group Trust	332,608	$7,244,202
KKR Real Estate Finance Trust, Inc.	54,000	1,124,820
LTC Properties, Inc.	59,517	2,031,910
LXP Industrial Trust	427,045	6,670,443
MFA Financial, Inc.	689,374	3,143,545
Monmouth Real Estate Investment Corp.	145,021	3,046,891
National Health Investors, Inc.	67,316	3,868,651
National Storage Affiliates Trust	124,242	8,597,546
New York Mortgage Trust, Inc.	586,018	2,179,987
NexPoint Residential Trust, Inc.	34,729	2,911,332
Office Properties Income Trust	73,057	1,814,736
One Liberty Properties, Inc.	25,572	902,180
Orchid Island Capital, Inc.	197,622	889,299
Outfront Media, Inc.	223,676	5,998,990
Paramount Group, Inc.	281,875	2,350,837
Pebblebrook Hotel Trust	199,700	4,467,289
PennyMac Mortgage Investment Trust	151,398	2,623,727
Phillips Edison & Co., Inc.	28,262	933,776
Physicians Realty Trust	339,205	6,387,230
Piedmont Office Realty Trust, Inc., Class A	188,849	3,471,045
Plymouth Industrial REIT, Inc.	47,841	1,530,912
Postal Realty Trust, Inc., Class A	22,832	452,074
PotlatchDeltic Corp.	101,099	6,088,182
Preferred Apartment Communities, Inc.	78,063	1,409,818
PS Business Parks, Inc.	30,823	5,676,672
Ready Capital Corp.	89,562	1,399,854
Redwood Trust, Inc.	173,328	2,286,196
Retail Opportunity Investments Corp.	179,348	3,515,221
RLJ Lodging Trust	252,091	3,511,628
RPT Realty	124,389	1,664,325
Sabra Health Care REIT, Inc.	351,382	4,757,712
Safehold, Inc.	31,779	2,537,553
Saul Centers, Inc.	18,784	995,928
Seritage Growth Properties, Class A(a)	60,705	805,555
Service Properties Trust	249,927	2,196,858
STAG Industrial, Inc.	269,687	12,934,189
Summit Hotel Properties, Inc.(a)	157,085	1,533,150
Sunstone Hotel Investors, Inc.(a)	330,699	3,879,099
Tanger Factory Outlet Centers, Inc.	156,896	3,024,955
Terreno Realty Corp.	112,476	9,593,078
TPG RE Finance Trust, Inc.	91,270	1,124,446
UMH Properties, Inc.	66,822	1,826,245
Uniti Group, Inc.	301,129	4,218,817
Universal Health Realty Income Trust	19,651	1,168,645
Urban Edge Properties	177,499	3,372,481
Urstadt Biddle Properties, Inc., Class A	46,471	989,832
Veris Residential, Inc(a)	133,767	2,458,637
Washington Real Estate Investment Trust	129,439	3,345,998
Whitestone REIT	68,280	691,676
Xenia Hotels & Resorts, Inc.(a)	174,426	3,158,855

		326,431,521

Real Estate Management & Development(a) — 0.1%
Bluegreen Vacations Holding Corp.	22,087	775,254
CorePoint Lodging, Inc.	63,254	993,088
Fathom Holdings, Inc.	9,557	195,536
Forestar Group, Inc.	25,815	561,476
Rafael Holdings, Inc., Class B	14,154	72,185

		2,597,539

Recreational Vehicles & Boats — 0.4%
Arcimoto, Inc.(a)(b)	42,318	329,234
Camping World Holdings, Inc., Class A	64,814	2,618,486

Security	Shares	Value

Recreational Vehicles & Boats (continued)
Lazydays Holdings, Inc.(a)	10,594	$228,195
LCI Industries	37,952	5,915,578
Malibu Boats, Inc., Class A(a)	31,562	2,169,256
Marine Products Corp.	12,431	155,388
MasterCraft Boat Holdings, Inc.(a)	28,157	797,688
Winnebago Industries, Inc.	49,571	3,713,859

		15,927,684

Rental & Leasing Services: Consumer — 0.7%
Avis Budget Group, Inc.(a)	63,268	13,119,885
Rent-A-Center, Inc.	100,893	4,846,900
WillScot Mobile Mini Holdings Corp.(a)(b)	323,831	13,225,258

		31,192,043

Restaurants — 1.3%
Biglari Holdings, Inc., Class B(a)	1,622	231,249
BJ’s Restaurants, Inc.(a)	33,625	1,161,744
Bloomin’ Brands, Inc.(a)	135,656	2,846,063
Brinker International, Inc.(a)	70,134	2,566,203
Carrols Restaurant Group, Inc.	50,844	150,498
Cheesecake Factory, Inc.(a)	69,976	2,739,560
Cracker Barrel Old Country Store, Inc.	36,215	4,658,698
Dave & Buster’s Entertainment, Inc.(a)	66,426	2,550,758
Del Taco Restaurants, Inc.	45,428	565,579
Denny’s Corp.(a)	93,989	1,503,824
Dine Brands Global, Inc.(a)	24,999	1,895,174
El Pollo Loco Holdings, Inc.(a)	27,176	385,627
Esports Technologies, Inc.(a)	17,117	351,926
Fiesta Restaurant Group, Inc.(a)	26,448	291,192
Hall of Fame Resort & Entertainment Co.(a)	82,051	124,718
Jack in the Box, Inc.	33,474	2,928,306
Kura Sushi USA, Inc., Class A(a)(b)	7,172	579,784
Nathan’s Famous, Inc.	4,875	284,651
Noodles & Co.(a)	67,772	614,692
ONE Group Hospitality, Inc.(a)	37,490	472,749
Papa John’s International, Inc.	50,568	6,749,311
Red Robin Gourmet Burgers, Inc.(a)	23,276	384,752
Rush Street Interactive, Inc.(a)	80,879	1,334,503
Ruth’s Hospitality Group, Inc.(a)	49,520	985,448
Shake Shack, Inc., Class A(a)	57,167	4,125,171
Texas Roadhouse, Inc.	107,326	9,582,065
Wingstop, Inc.	45,656	7,889,357

		57,953,602

Scientific Instruments: Control & Filter — 0.7%
Arlo Technologies, Inc.(a)	128,310	1,345,972
Brady Corp., Class A	72,335	3,898,856
CIRCOR International, Inc.(a)	29,639	805,588
Energy Recovery, Inc.(a)	62,036	1,333,154
ESCO Technologies, Inc.	39,173	3,525,178
Gorman-Rupp Co.	33,421	1,488,906
Helios Technologies, Inc.	49,488	5,204,653
Napco Security Technologies, Inc.(a)(b)	21,723	1,085,715
Resideo Technologies, Inc.(a)	221,300	5,760,439
Thermon Group Holdings, Inc.(a)	50,449	854,102
Watts Water Technologies, Inc., Class A	42,142	8,182,712

		33,485,275

Scientific Instruments: Electrical — 0.7%
Advent Technologies Holdings, Inc.(a)(b)	24,565	172,201
Allied Motion Technologies, Inc.	17,656	644,267
Atkore, Inc.(a)	70,550	7,844,454
AZZ, Inc.	38,572	2,132,646
EnerSys	65,675	5,192,265
Franklin Electric Co., Inc.	70,927	6,706,857

90	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Scientific Instruments: Electrical (continued)
FTC Solar, Inc.(a)	28,767	$217,479
Preformed Line Products Co.	4,580	296,326
Romeo Power, Inc.(a)	201,721	736,282
WESCO International, Inc.(a)(b)	68,256	8,981,807

		32,924,584

Scientific Instruments: Gauges & Meters — 0.4%
Badger Meter, Inc.	44,358	4,726,789
FARO Technologies, Inc.(a)	27,502	1,925,690
Itron, Inc.(a)	68,866	4,718,698
Luna Innovations, Inc.(a)	44,281	373,732
Mesa Laboratories, Inc.	7,765	2,547,619
Transcat, Inc.(a)(b)	10,356	957,205
Vishay Precision Group, Inc.(a)	19,811	735,384

		15,985,117

Scientific Instruments: Pollution Control(a) — 0.2%
CECO Environmental Corp.	50,515	314,708
Evoqua Water Technologies Corp.	177,107	8,279,752
Heritage-Crystal Clean, Inc.	23,588	755,288
Sharps Compliance Corp.	23,152	165,074
Team, Inc.	44,286	48,272
US Ecology, Inc.	48,476	1,548,323

		11,111,417

Securities Brokerage & Services — 0.1%
BGC Partners, Inc., Class A	480,495	2,234,301
StoneX Group, Inc.(a)	25,339	1,552,014

		3,786,315

Semiconductors & Components — 2.5%
Alpha & Omega Semiconductor Ltd.(a)	32,249	1,952,999
Amkor Technology, Inc.	155,567	3,856,506
Atomera, Inc.(a)(b)	30,157	606,759
AXT, Inc.(a)(b)	60,435	532,432
CEVA, Inc.(a)	33,442	1,446,032
CMC Materials, Inc.	43,556	8,349,250
Diodes, Inc.(a)	66,506	7,303,024
EMCORE Corp.(a)	53,291	371,971
FormFactor, Inc.(a)	118,712	5,427,513
Kopin Corp.(a)	116,604	476,910
Kulicke & Soffa Industries, Inc.	93,762	5,676,352
Lattice Semiconductor Corp.(a)	207,541	15,993,110
MACOM Technology Solutions Holdings, Inc., Class H(a)	74,220	5,811,426
MaxLinear, Inc.(a)	108,489	8,178,986
Power Integrations, Inc.	92,430	8,585,823
Rambus, Inc.(a)	165,133	4,853,259
Semtech Corp.(a)	98,865	8,792,064
Silicon Laboratories, Inc.(a)	61,048	12,601,528
SiTime Corp.(a)	24,355	7,124,812
SkyWater Technology, Inc.(a)(b)	11,711	189,952
SMART Global Holdings, Inc.(a)	26,574	1,886,488
Vishay Intertechnology, Inc.	204,884	4,480,813

		114,498,009

Semiconductors & Semiconductor Equipment — 0.2%
Ambarella, Inc.(a)	54,049	10,966,002

Shipping — 0.5%
A-Mark Precious Metals, Inc.	13,821	844,463
Eagle Bulk Shipping, Inc.	13,991	636,590
Genco Shipping & Trading Ltd.	48,588	777,408
Golar LNG Ltd.(a)	152,905	1,894,493
International Seaways, Inc.	70,537	1,035,483

Security	Shares	Value

Shipping (continued)
Matson, Inc.	63,725	$5,737,162
Nordic American Tankers Ltd.	249,030	420,861
Safe Bulkers, Inc.(a)(b)	98,949	373,038
Scorpio Tankers, Inc.	74,867	959,046
SFL Corp. Ltd.	190,747	1,554,588
SITE Centers Corp.	263,679	4,174,039
Teekay Corp.(a)	100,908	316,851
Teekay Tankers Ltd., Class A(a)	35,500	386,950
Tidewater, Inc.(a)	67,412	721,982
Two Harbors Investment Corp.	520,771	3,004,849

		22,837,803

Software(a) — 0.3%
Arteris, Inc.(b)	7,031	148,424
AvidXchange Holdings, Inc.	39,644	597,039
Castlight Health, Inc., Class B	165,644	255,092
Consensus Cloud Solutions, Inc.	24,454	1,415,153
Couchbase, Inc.	14,847	370,581
CS Disco, Inc.(b)	12,222	436,936
Enfusion, Inc.	33,617	703,940
EngageSmart, Inc.	24,935	601,432
EverCommerce, Inc.	24,143	380,252
Instructure Holdings, Inc.(b)	18,639	446,963
Intapp, Inc.(b)	16,462	414,184
Kaltura, Inc.	25,079	84,516
MeridianLink, Inc.(b)	18,512	399,489
Model N, Inc.	54,686	1,642,221
Qualys, Inc.	52,160	7,157,395
Stronghold Digital Mining, Inc.	10,336	132,818
Weave Communications, Inc.	8,748	132,795

		15,319,230

Specialty Retail — 2.1%
1-800-Flowers.com, Inc., Class A(a)	40,523	947,023
Aaron’s Co., Inc.	50,244	1,238,515
Abercrombie & Fitch Co., Class A(a)	89,633	3,121,917
Academy Sports & Outdoors, Inc.(a)	118,820	5,216,198
Alta Equipment Group, Inc.(a)	28,647	419,392
American Eagle Outfitters, Inc.	233,195	5,904,497
America’s Car-Mart, Inc.(a)	9,390	961,536
Arko Corp.(a)	183,996	1,613,645
Asbury Automotive Group, Inc.(a)(b)	35,462	6,125,351
Barnes & Noble Education, Inc.(a)	67,497	459,655
Bed Bath & Beyond, Inc.(a)	155,804	2,271,622
Big 5 Sporting Goods Corp.(b)	31,459	598,036
Blink Charging Co.(a)(b)	55,247	1,464,598
Boot Barn Holdings, Inc.(a)	44,923	5,527,775
Buckle, Inc.	45,430	1,922,143
Caleres, Inc.	56,599	1,283,665
CarLotz, Inc.(a)	108,646	246,626
Cato Corp., Class A	31,728	544,452
Chico’s FAS, Inc.(a)	182,679	982,813
Children’s Place, Inc.(a)	21,467	1,702,118
Citi Trends, Inc.(a)	12,704	1,203,704
Conn’s, Inc.(a)	27,774	653,245
Container Store Group, Inc.(a)	47,106	470,118
Designer Brands, Inc., Class A(a)	92,336	1,312,095
Genesco, Inc.(a)	22,064	1,415,847
Group 1 Automotive, Inc.	26,886	5,248,685
Guess?, Inc.	60,371	1,429,585
Haverty Furniture Cos., Inc.	24,812	758,503
Hibbett, Inc.	22,933	1,649,571
JOANN, Inc.	17,579	182,470

S E R I E S S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Lands’ End, Inc.(a)(b)	24,446	$479,875
Lumber Liquidators Holdings, Inc.(a)	43,286	738,892
MarineMax, Inc.(a)	31,838	1,879,716
Monro, Inc.	50,694	2,953,939
Murphy USA, Inc.	36,988	7,369,489
National Vision Holdings, Inc.(a)	124,980	5,997,790
ODP Corp.(a)	70,731	2,778,314
OneWater Marine, Inc., Class A	15,646	953,937
Party City Holdco, Inc.(a)(b)	167,392	932,373
RealReal, Inc.(a)	123,880	1,438,247
Regis Corp.(a)(b)	61,213	106,511
Sally Beauty Holdings, Inc.(a)	171,266	3,161,570
Shift Technologies, Inc.(a)	92,987	317,086
Shoe Carnival, Inc.	28,626	1,118,704
Sonic Automotive, Inc., Class A	33,338	1,648,564
Sportsman’s Warehouse Holdings, Inc.(a)	65,177	769,089
Tilly’s, Inc., Class A	36,062	580,959
Torrid Holdings, Inc.(a)	18,211	179,925
TravelCenters of America, Inc.(a)	18,773	969,062
Urban Outfitters, Inc.(a)	104,673	3,073,199
Zumiez, Inc.(a)	32,366	1,553,244

		95,875,885

Steel — 0.2%
Allegheny Technologies, Inc.(a)(b)	195,804	3,119,158
Carpenter Technology Corp.	73,234	2,137,700
Olympic Steel, Inc.	14,995	352,383
Ryerson Holding Corp.	24,661	642,419
Schnitzer Steel Industries, Inc., Class A	40,642	2,110,133
TimkenSteel Corp.(a)	69,113	1,140,364

		9,502,157

Technology: Miscellaneous — 0.4%
Aeva Technologies, Inc.(a)(b)	159,176	1,203,370
Benchmark Electronics, Inc.	54,239	1,469,877
CTS Corp.	48,687	1,787,787
Fabrinet(a)	56,631	6,709,074
Kimball Electronics, Inc.(a)	36,993	804,968
Plexus Corp.(a)	42,785	4,102,654

		16,077,730

Telecommunications Equipment(a) — 0.4%
Akoustis Technologies, Inc.	76,033	507,900
CalAmp Corp.	52,331	369,457
Cambium Networks Corp.	16,382	419,871
Clearfield, Inc.	17,213	1,453,121
Knowles Corp.(b)	136,482	3,186,855
Telesat Corp.	19,206	550,636
Viavi Solutions, Inc.	367,298	6,471,791
Vocera Communications, Inc.	52,657	3,414,280

		16,373,911

Textile Products — 0.0%
Interface, Inc.	87,070	1,388,767
Unifi, Inc.(a)	21,341	494,044

		1,882,811

Textiles Apparel & Shoes — 0.7%
Crocs, Inc.(a)	89,193	11,436,327
Fossil Group, Inc.(a)	71,549	736,239
G-III Apparel Group Ltd.(a)	66,829	1,847,154
Kontoor Brands, Inc.	79,733	4,086,316
Oxford Industries, Inc.	25,042	2,542,264

Security	Shares	Value

Textiles Apparel & Shoes (continued)
PLBY Group, Inc.(a)	43,230	$1,151,647
Rocky Brands, Inc.	10,512	418,378
Steven Madden Ltd.	123,869	5,756,193
Superior Group of Cos., Inc.	17,077	374,669
Vera Bradley, Inc.(a)	48,038	408,803
Wolverine World Wide, Inc.	124,625	3,590,446

		32,348,436

Thrifts & Mortgage Finance — 0.2%
22nd Century Group, Inc.(a)(b)	275,084	850,010
Blue Foundry Bancorp(a)	41,952	613,758
Greenlane Holdings, Inc., Class A(a)	13,787	13,292
Karat Packaging, Inc.(a)	3,011	60,852
Turning Point Brands, Inc.	23,259	878,725
Universal Corp.	36,468	2,002,823
Vector Group Ltd.	219,409	2,518,815

		6,938,275

Toys — 0.0%
Funko, Inc., Class A(a)	41,634	782,719

Transportation Miscellaneous — 0.2%
Costamare, Inc.	80,468	1,017,920
Hub Group, Inc., Class A(a)	50,674	4,268,778
Textainer Group Holdings Ltd.(a)	73,007	2,607,080

		7,893,778

Truckers — 0.7%
ArcBest Corp.	38,852	4,656,412
Covenant Logistics Group, Inc.(a)	17,465	461,600
Daseke, Inc.(a)(b)	62,326	625,753
Forward Air Corp.	40,972	4,961,300
FRP Holdings, Inc.(a)	10,729	620,136
Heartland Express, Inc.(b)	71,615	1,204,564
Marten Transport Ltd.	89,906	1,542,787
PAM Transportation Services, Inc.(a)	6,494	461,139
Saia, Inc.(a)	40,618	13,689,485
Universal Logistics Holdings, Inc.	12,578	237,221
US Xpress Enterprises, Inc., Class A(a)(b)	35,947	211,009
Werner Enterprises, Inc.	94,684	4,512,639
Yellow Corp.(a)	74,942	943,520

		34,127,565

Utilities: Electrical — 1.1%
ALLETE, Inc.	80,493	5,340,711
Avista Corp.	108,126	4,594,274
Black Hills Corp.	97,777	6,900,123
Clearway Energy, Inc., Class A	60,105	2,012,315
Clearway Energy, Inc., Class C	119,907	4,320,249
MGE Energy, Inc.	55,564	4,570,139
NorthWestern Corp.	81,246	4,644,021
Otter Tail Corp.	62,225	4,444,110
PNM Resources, Inc.	131,662	6,005,104
Portland General Electric Co.	137,779	7,291,265
Unitil Corp.	25,260	1,161,707

		51,284,018

Utilities: Gas Distributors — 0.6%
Chesapeake Utilities Corp.	26,238	3,825,763
New Jersey Resources Corp.	147,829	6,069,859
Northwest Natural Holding Co.	46,253	2,256,221
South Jersey Industries, Inc.	158,933	4,151,330

92	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Utilities: Gas Distributors (continued)
Southwest Gas Holdings, Inc.	92,552	$6,483,268
Spire, Inc.	77,857	5,077,833

		27,864,274

Utilities: Miscellaneous — 0.3%
Brookfield Infrastructure Corp., Class A	94,572	6,455,485
Ormat Technologies, Inc.	69,402	5,503,578

		11,959,063

Utilities: Telecommunications — 0.9%
8x8, Inc.(a)	173,675	2,910,793
ATN International, Inc.	16,240	648,788
Cogent Communications Holdings, Inc.	65,393	4,785,460
Consolidated Communications Holdings, Inc.(a)	111,749	835,883
Globalstar, Inc.(a)(b)	915,952	1,062,504
IDT Corp., Class B(a)	30,847	1,362,203
Iridium Communications, Inc.(a)	181,239	7,483,358
Radius Global Infrastructure, Inc., Class A(a)	89,671	1,443,703
Shenandoah Telecommunications Co.	73,368	1,870,884
Telephone & Data Systems, Inc.	155,652	3,136,388
United States Cellular Corp.(a)	23,362	736,370
Vonage Holdings Corp.(a)	370,078	7,693,922
Ziff Davis, Inc.(a)(b)	66,609	7,384,274

		41,354,530

Utilities: Water — 0.4%
American States Water Co.	56,208	5,814,156
Artesian Resources Corp., Class A	13,005	602,522
California Water Service Group	80,017	5,750,022
Global Water Resources, Inc.	19,411	331,928
Middlesex Water Co.	26,037	3,132,251
Pure Cycle Corp.(a)	31,022	452,921
SJW Group	42,757	3,129,812
York Water Co.	20,459	1,018,449

		20,232,061

Total Common Stocks — 99.4% (Cost: $3,248,087,950)		4,541,535,676

Security	Shares	Value

Investment Companies

Equity Funds — 0.5%
iShares Russell 2000 ETF(b)(d)	105,698	$23,512,520

Total Investment Companies — 0.5% (Cost: $21,761,493)		23,512,520

Total Long-Term Investments —99.9% (Cost: $3,269,849,443)		4,565,048,196

Short-Term Securities

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(d)(f)(g)	262,564,793	262,643,563
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(d)(f)	32,243,211	32,243,211

Total Short-Term Securities —6.5% (Cost: $294,815,975)		294,886,774

Total Investments — 106.4% (Cost: $3,564,665,418)		4,859,934,970

Liabilities in Excess of Other Assets — (6.4)%		(290,999,985)

Net Assets — 100.0%		$4,568,934,985

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Series.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Series compliance purposes, the Series’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Series during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$294,236,196	$—		$(31,496,936	)(a)	$(3,983)	$(91,714)	$262,643,563	262,564,793	$2,008,222	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,601,134	17,642,077	(a)	—		—	—	32,243,211	32,243,211	4,411		—
iShares Russell 2000 ETF	8,597,035	290,263,154		(277,325,329)		1,831,892	145,768	23,512,520	105,698	346,117		—

						$1,827,909	$54,054	$318,399,294		$2,358,750		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S E R I E S S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	176	03/18/22	$19,737	$183,362

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$2,748,571	$103,015	(c)	$2,829,697	0.1%

	Monthly	HSBC Bank USA N.A.(d)	02/10/23	2,737,254	(38,794	)(e)	2,695,876	0.1

	Monthly	JPMorgan Chase Bank N.A.(f)	02/08/23	2,765,513	85,207	(g)	2,844,427	0.1

					$149,428		$8,370,000

(a)

The Series receives the total return on a portfolio of long positions underlying the total return swap. The Series pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Series pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $21,889 of net dividends and financing fees.
(e)	Amount includes $2,584 of net dividends and financing fees.
(g)	Amount includes $6,293 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	65 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
Cadence Bank	64,340	$1,916,689	67.7%
Central Pacific Financial Corp.	277	7,803	0.3
Columbia Banking System Inc.	7,952	260,189	9.2
Hanmi Financial Corp.	3,913	92,660	3.3
OFG Bancorp	1,400	37,184	1.3
United Community Banks, Inc.	7,489	269,155	9.5

		2,583,680

Banks: Savings, Thrift & Mortgage Lending
Homestreet, Inc.	3,601	187,252	6.6

Insurance: Property-Casualty
Genworth Financial, Inc., Class A	14,510	58,765	2.1

Net Value of Reference Entity — Goldman Sachs Bank USA		$2,829,697

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
First Financial Bancorp	2,100	$51,198	1.9%
Hope Bancorp, Inc.	7,157	105,279	3.9
Preferred Bank	7,149	513,227	19.0
United Community Banks Inc.	6,981	250,897	9.3

		920,601

Banks: Savings, Thrift & Mortgage Lending
Bankunited, Inc.	1,089	46,076	1.7
Berkshire Hills Bancorp, Inc.	8,765	249,189	9.3

		295,265

Computer Services Software & Systems
Envestnet, Inc.	551	43,717	1.6

Insurance: Property-Casualty
James River Group Holdings Ltd.	6,372	183,577	6.8

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Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series

Security	Shares	Value	% of Basket Value

Office Supplies & Equipment
Pitney Bowes Inc.	74,700	$495,261	18.4%

Oil, Gas & Consumable Fuels
Green Plains, Inc.	21,791	757,455	28.1

Net Value of Reference Entity — HSBC Bank PLC		$2,695,876

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
Bancorp, Inc. (The)	2,204	$55,783	2.0%
Banner Corp.	131	7,948	0.3
Central Pacific Financial Corp.	6,077	171,189	6.0
Community Bank System Inc.	1,436	106,953	3.8
Customers Bancorp Inc.	757	49,485	1.7
First Bancorp	1,007	46,040	1.6
Flagstar Bancorp Inc.	1,002	48,036	1.7
Great Western Bancorp Inc.	2,950	100,182	3.5
Hanmi Financial Corp.	7,638	180,868	6.4
Heritage Financial Corp.	900	21,996	0.8

Security	Shares	Value	% of Basket Value

Banks: Diversified (continued)
Independent Bank Corp.	1,437	$117,159	4.1%
Lakeland Financial Corp.	580	46,481	1.6
National Bank Holding, Class A	1,220	53,607	1.9
Old National Bancorp	8,967	162,482	5.7
Simmons First National Corp., Class A	7,244	214,277	7.5
United Community Banks, Inc.	908	32,634	1.2

		1,415,120

Commercial Finance & Mortgage Companies
Meta Financial Group Inc.	3,260	194,492	6.8

Financial Data & Systems
Green Dot Corp., Class A	1,559	56,498	2.0

Insurance: Property-Casualty
Pacific Premier Bancorp, Inc.	21,295	852,439	30.0
ProAssurance Corp.	2,114	53,484	1.9
Stewart Information Services	589	46,961	1.6

		952,884

Real Estate Investment Trusts (REITs)
Acadia Realty Trust	2,126	46,411	1.6
Getty Realty Corp.	1,693	54,328	1.9
Invesco Mortgage Capital	44,854	124,694	4.4

		225,433

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$2,844,427

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$188,222	$(38,794)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$183,362	$—	$—	$—	$183,362
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	188,222	—	—	—	188,222

	$—	$—	$371,584	$—	$—	$—	$371,584

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$38,794	$—	$—	$—	$38,794

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Series Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

S E R I E S S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,233,894	$—	$—	$—	$2,233,894
Swaps	—	—	919,956	—	—	—	919,956

	$—	$—	$3,153,850	$—	$—	$—	$3,153,850

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(9,368)	$—	$—	$—	$(9,368)
Swaps	—	—	(1,328)	—	—	—	(1,328)

	$—	$—	$(10,696)	$—	$—	$—	$(10,696)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$30,997,566
Total return swaps:
Average notional value	$4,300,987

For more information about the Series’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$43,507
Swaps — OTC(a)	188,222	38,794

Total derivative assets and liabilities in the Statement of Assets and Liabilities	188,222	82,301

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(43,507)

Total derivative assets and liabilities subject to an MNA	$188,222	$38,794

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Series’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets

Goldman Sachs Bank USA	$103,015	$—	$—	$—	$103,015
JPMorgan Chase Bank N.A.	85,207	—	—	—	85,207

	$188,222	$—	$—	$—	$188,222

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

HSBC Bank USA N.A.	$38,794	$—	$—	$—	$38,794

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Schedule of Investments (continued) December 31, 2021	Master Small Cap Index Series

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Series’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Series’s financial instruments categorized in the fair value hierarchy. The breakdown of the Series’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$4,541,468,849	$—	$66,827	$4,541,535,676
Investment Companies	23,512,520	—	—	23,512,520
Short-Term Securities
Money Market Funds	294,886,774	—	—	294,886,774

	$4,859,868,143	$—	$66,827	$4,859,934,970

Derivative Financial Instruments(a)
Assets
Equity Contracts	$183,362	$188,222	$—	$371,584
Liabilities
Equity Contracts	—	(38,794)	—	(38,794)

	$183,362	$149,428	$—	$332,790

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S E R I E S S C H E D U L E O F I N V E S T M E N T S	97

Statement of Assets and Liabilities

December 31, 2021

Master Small Cap Index Series

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,541,535,676
Investments, at value — affiliated(c)	318,399,294
Cash	436,112
Cash pledged for futures contracts	1,279,000
Receivables:
Investments sold	13,329,968
Securities lending income — affiliated	128,868
Dividends — unaffiliated	3,589,917
Dividends — affiliated	150
Unrealized appreciation on OTC swaps	188,222
Prepaid expenses	16,280
Other assets	4,174

Total assets	4,878,907,661

LIABILITIES
Collateral on securities loaned	262,635,254
Payables:
Investments purchased	5,559,838
Swaps	15,757
Accounting services fees	3,011
Withdrawals to investors	41,545,315
Custodian fees	32,177
Investment advisory fees	36,308
Directors’ fees	6,556
Other accrued expenses	11,855
Other affiliate fees	1,631
Professional fees	42,673
Variation margin on futures contracts	43,507
Unrealized depreciation on OTC swaps	38,794

Total liabilities	309,972,676

NET ASSETS	$4,568,934,985

NET ASSETS CONSIST OF
Investors’ capital	$3,273,332,643
Net unrealized appreciation (depreciation)	1,295,602,342

NET ASSETS	$4,568,934,985

(a) Investments, at cost — unaffiliated	$3,248,087,950
(b) Securities loaned, at value	$251,860,903
(c) Investments, at cost — affiliated	$316,577,468

See notes to financial statements.

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Statement of Operations

Year Ended December 31, 2021

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — unaffiliated	$45,015,412
Dividends — affiliated	374,943
Interest — unaffiliated	1,427
Securities lending income — affiliated — net	1,983,807
Foreign taxes withheld	(116,353)

Total investment income	47,259,236

EXPENSES
Investment advisory	452,023
Professional	72,740
Custodian	72,206
Accounting services	25,009
Directors	18,226
Miscellaneous	47,561

Total expenses	687,765
Less:
Fees waived and/or reimbursed by the Manager	(28,093)

Total expenses after fees waived and/or reimbursed	659,672

Net investment income	46,599,564

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	320,238,963
Investments — affiliated	1,827,909
Futures contracts	2,233,894
Swaps	919,956

325,220,722

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	204,565,054
Investments — affiliated	54,054
Futures contracts	(9,368)
Swaps	(1,328)

204,608,412

Net realized and unrealized gain	529,829,134

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$576,428,698

See notes to financial statements.

S E R I E S F I N A N C I A L S T A T E M E N T S	99

Statements of Changes in Net Assets

	Master Small Cap Index Series

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$46,599,564	$40,760,858
Net realized gain	325,220,722	16,530,624
Net change in unrealized appreciation (depreciation)	204,608,412	633,813,782

Net increase in net assets resulting from operations	576,428,698	691,105,264

CAPITAL TRANSACTIONS
Proceeds from contributions	1,298,147,027	935,046,677
Value of withdrawals	(1,200,858,901)	(1,056,617,358)

Net increase (decrease) in net assets derived from capital transactions	97,288,126	(121,570,681)

NET ASSETS
Total increase in net assets	673,716,824	569,534,583
Beginning of year	3,895,218,161	3,325,683,578

End of year	$4,568,934,985	$3,895,218,161

See notes to financial statements.

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Financial Highlights

	Master Small Cap Index Series

	Year Ended December 31,

	2021	2020	2019	2018	2017

Total Return
Total return	14.84%	20.08%	25.70%	(10.96)%	14.69%

Ratios to Average Net Assets(a)
Total expenses	0.02%	0.03%	0.02%	0.03%	0.06%

Total expenses after fees waived and/or reimbursed	0.01%	0.02%	0.02%	0.03%	0.05%

Net investment income	1.03%	1.29%	1.49%	1.49%	1.41%

Supplemental Data
Net assets, end of year (000)	$4,568,935	$3,895,218	$3,325,684	$2,309,730	$1,278,155

Portfolio turnover rate	31%	27%	20%	28%	30%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

S E R I E S F I N A N C I A L H I G H L I G H T S	101

Notes to Financial Statements

1.	ORGANIZATION

Quantitative Master Series LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware statutory trust. Master Small Cap Index Series (“the “Series”) is a series of the Master LLC. The Series is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Series is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Series may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Series invests. These foreign taxes, if any, are paid by the Series and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Series is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

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Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Series uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received at Fair Value	(a)	Amount

Barclays Capital, Inc.	$9,507,274	$(9,507,274)	$—		$—
BNP Paribas SA	2,313,007	(2,313,007)	—		—
BofA Securities, Inc.	52,908,145	(52,908,145)	—		—
Citadel Clearing LLC	54,474	(54,474)	—		—
Citigroup Global Markets, Inc.	13,514,459	(13,514,459)	—		—
Credit Suisse Securities (USA) LLC	17,172,803	(17,172,803)	—		—
J.P. Morgan Securities LLC	101,109,904	(101,109,904)	—		—
Jefferies LLC	804,739	(804,739)	—		—
Nomura Securities International, Inc.	541,847	(541,847)	—		—
Pershing LLC	18,190	(18,190)	—		—
Scotia Capital (USA), Inc.	4,336,279	(4,336,279)	—		—
State Street Bank & Trust Co.	12,279,004	(12,279,004)	—		—
Toronto Dominion Bank	9,473,306	(9,473,306)	—		—
UBS AG	10,727,308	(10,727,308)	—		—
UBS Securities LLC	5,596,589	(5,596,589)	—		—
Virtu Americas LLC	138,892	(138,892)	—		—
Wells Fargo Bank N.A	1,818,159	(1,818,159)	—		—
Wells Fargo Securities LLC	9,546,524	(9,546,524)	—		—

	$251,860,903	$(251,860,903)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Series is disclosed in the Series’s Statement of Assets and Liabilities.

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Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Series.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Series and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Series’ counterparty on the swap. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

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Notes to Financial Statements  (continued)

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from the counterparties are not fully collateralized, the Series bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Series bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

For the year ended December 31, 2021, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursements were $15,978.

With respect to the Series, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Series for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Series, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Series. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $25,097.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the Manager waived $2,996 in investment advisory fees pursuant to this arrangement.

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Notes to Financial Statements  (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. For the year ended December 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Series retains 77% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2021, the Series paid BTC $673,341 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Series Name	Purchases	Sales	Net Realized Gain (Loss)

Master Small Cap Index Series	$109,560,663	$300,274,474	$ 130,976,824

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $1,541,200,101 and $1,375,420,678, respectively.

8.	INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements  (continued)

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Series’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Series Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Master Small Cap Index Series	$3,644,573,012	$1,615,252,966	$(399,592,152)	$1,215,660,814

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments. An illiquid investment is any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

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Notes to Financial Statements  (continued)

of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Series’ portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Report of Independent Registered Public Accounting Firm

To the Investors of Master Small Cap Index Series and the Board of Directors of Quantitative Master Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Small Cap Index Series of Quantitative Master Series LLC (the “Fund”), including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”), BlackRock Index Funds, Inc. and Quantitative Master Series LLC (the “Corporations”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund, iShares Russell 2000 Small-Cap Index Fund and Master Small Cap Index Series (the “Funds”), each a series of the Trust or the respective Corporation, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Corporations, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	111

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Director (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 159 Portfolios	None

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Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	113

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 159 Portfolios	None

Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 159 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)  The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)  Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)  Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/Corporations based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)  Mr.  Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	115

Director and Officer Information  (continued)

Officers Who Are Not Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust/Corporation serve at the pleasure of the Board.

Further information about the Trust’s/Corporations’ Directors and Officers is available in the Trust’s/Corporations’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Director of the Trust/Corporation.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

A D D I T I O N A L I N F O R M A T I O N	117

Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Investment Adviser (b)

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds/Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Administrator to iShares Russell 2000 Small-Cap Index Fund and iShares MSCI

EAFE International Index Fund.

(b)	For iShares Municipal Bond Index Fund.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

GO	General Obligation Bonds

PSF	Permanent School Fund

RB	Revenue Bond

REIT	Real Estate Investment Trust

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCA	Societe en Commandite par Actions

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	119

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iSIndex-12/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Municipal Bond Index Fund	$31,714	$32,640	$207	$0	$15,700	$15,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

iShares Municipal Bond Index Fund	$15,907	$15,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: February 24, 2022